united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

December 31, 2015

The Altegris Mutual Funds

Each a Series of Northern Lights Fund Trust

Annual Report

ADVISED BY
Altegris Advisors, L.L.C.
1200 Prospect Street
Suite 400
La Jolla, CA 92037

888.524.9441

www.altegris.com/mutualfunds

Letter to Shareholders

Annual Report

for Altegris Mutual Funds

Altegris Equity Long Short Fund

Altegris Fixed Income Long Short Fund

Altegris/AACA Real Estate Long Short Fund

Altegris Multi-Strategy Alternative Fund

Dear Investor:

Market movement in 2015 was driven by a variety of factors. Key themes were the continued plunge in oil prices and its contagion to the high yield sector, the Federal Reserve (“Fed”) finally raising interest rates for the first time since 2006, strong job growth and wage figures in the US, continued easing in Europe, and uncertainty around China.

Equities. The long standing upward trend in equity markets is under threat. It is no longer a question of whether the stock market will be up or down. The real question is, what stocks will be up or down and in which country? For 2015, 250 stocks in the S&P 500 Index were up 18.0% on average and 256 were down 21.1% on average. From a sector standpoint, utilities performed the best while basic materials and oil and gas logically fared the worst. Stocks largely traded on fundamentals and earnings instead of central bank policy—a dynamic we expect to continue in 2016.

Currencies. Tightening monetary policy, among other reasons, supported the US dollar (USD) during 2015, which was up nearly 9% in 2015 and appears to be on course with parity versus the euro. Similar to our view on US fixed income, there are few alternatives to the USD. The unexpected devaluation of the yuan in August created the most currency market volatility in 2015. We expect China to be internally focused on its continued transition to an economy beginning to look more like the West. The transition will not be totally smooth and there will be an impact on its trading partners particularly among the emerging markets. Commodity currencies suffered the most over the course of the year; we expect currencies, such as the Brazilian real (BRL), the Canadian dollar (CAD) and Australian dollar (AUD), to experience a similar volatility profile as the commodities in which their countries produce and export.

Credit and Fixed Income. High yield credit spreads are at their widest since 2011, much of this thanks to the energy sector. One could view this as alarming, as many investors have, subsequently redeeming in mass from long-only high yield mutual funds and Exchange Traded Funds (“ETFs”). It’s important to remember that high yield markets in aggregate are not in peril—much of the perceived meltdown this year involved energy or commodity related names which represent a significant percentage of most high yield indices. One could view this as an opportunity to thoughtfully seek out the fundamentally good credits. Valuations are becoming more attractive, particularly on names that have declined along with market sentiment. This is not to say there won’t be issues in the credit markets—this is why credit analysis is paramount.

The hype around when the Fed would raise rates has thankfully passed. Despite significantly more fixed income volatility than previous years, yields on the 10-year treasury ended barely higher than they started in 2015. The yield curve flattened over the year as shorter term rates rose given expectations of a Fed rate hike and long-term bonds remained in demand given there weren’t many alternatives for yield seekers and inflation remained muted. For much of the year, yields in Europe were negative. With heightened geopolitical risk, US treasuries will likely continue to see buyers, although the price pattern should continue to be volatile.

Commodities. If we look at all the major contracts traded in commodities, only cocoa, cotton, orange juice and sugar were up for the year—although modestly (5.9% on average). Most other commodities were down significantly more, with heating oil (- 38.7%), iron ore (-36.1%), crude (-30.4%), palladium (-29.6%) and natural gas (-19.2%) losing the most on a percentage basis. There are two primary reasons for this. First is the strong USD, given commodities are priced in US dollars. The second, and more important factor, is the slowdown in demand from China as their economy weakened. Lower commodity prices have also helped to keep a lid on inflation.

ALTEGRIS EQUITY LONG SHORT FUND

Nine Month Period Ended December 31, 2015

Please note that we have changed the fiscal year-end for the Altegris Equity Long Short Fund from March 31st to December 31st with the goal of consolidating the reporting period for several of the Altegris mutual funds. For this reason, the summary provided below pertains only to the nine month period from April 1st, 2015 through December 31st, 2015. The next annual period commences January 1st, 2016 and will end December 31st, 2016.

Fund Performance Summary

As shown in Figure 1, the Altegris Equity Long Short Fund’s (“Fund”) Class A (at NAV), Class C, Class I and Class N shares returned - 0.50%, -1.15%, -0.32%, and -0.50%, respectively, for nine months ended December 31, 2015. During the same period, the HFRI Equity Hedge (Total) Index, HFRX Equity Hedge Index and S&P 500 Total Return Index returned -2.73%, -4.44%, and 0.43%, respectively. The Fund’s net assets under management totaled approximately $147 million as of December 31, 2015.

Figure 1: Altegris Equity Long Short Fund Performance Review

April 1, 2015 – December 31, 2015

			Quarterly Returns
	Nine	Since
	Month	Inception*	Q4 2015	Q3 2015	Q2 2015
Class A (NAV)	-0.50%	5.14%	1.88%	-1.09%	-1.26%
Class A (max load)**	-6.25%	3.45%	-3.96%	-6.79%	-6.96%
Class C (NAV)	-1.15%	2.96%	1.63%	-1.20%	-1.55%
Class I (NAV)	-0.32%	5.39%	1.96%	-1.00%	-1.25%
Class N (NAV)	-0.50%	5.14%	1.88%	-1.09%	-1.26%
HFRI Equity Hedge (Total) Index[1]	-2.73%	4.35%	1.89%	-6.26%	1.97%
HFRX Equity Hedge Index	-4.44%	2.91%	0.82%	-5.37%	0.16%
S&P 500 Total Return Index	0.43%	13.31%	7.04%	-6.44%	0.28%

*	The inception date for Class A, Class I and Class N is 4/30/12; the inception date of Class C is 10/7/13. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 4.13% for Class A, 4.88% for Class C, 3.88% for Class I and 4.13% for Class N per the Fund’s prospectus dated December 2, 2015.

[1]	Based on most recent data available from HedgeFundResearch as of 1/21/2016.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, until at least December 31, 2016, to ensure that total annual Fund operating expenses after fee waiver and reimbursement will not exceed 2.24%, 2.99%, 1.99% and 2.24% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively, subject to possible recoupment in future years.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

The referenced indices are shown for general market comparisons and are not meant to represent any particular investment. An index is unmanaged and not available for direct investment.

Fund Overview

The Fund seeks to generate absolute returns from long-term capital appreciation with moderate correlation to major equity market indices, and to achieve this objective with less volatility than those equity market indices. The Fund aims to achieve these goals through comprehensive sub-adviser selection. The sub-advisers selected for the Fund are experienced hedge fund managers that focus on idiosyncratic stock picking across both long and short portfolios. Sub-adviser weightings are determined through both quantitative analyses (optimization, gross/long/short/sector/industry/market capitalization exposure, etc.), and qualitative reasoning (strategy representation, diversity, lower net exposure, etc.). The sub-advisers execute their strategies utilizing a deep fundamental research approach to unearth attractive risk/reward situations within individual name equity securities. Sub-advisers also implement rigorous risk and exposure management techniques which seek to insulate their respective portfolios from negative systemic risks. The result is an aggregate expected Fund -level net exposure of 10%-60% under normal market conditions, which has historically held steady between 25%–45% since inception. The intent of having a Fund-level net exposure below 60% is to allow the Fund to generate a greater portion of returns from individual long and short stock selections (alpha) than from directional market exposure (beta).

The Fund has four sub-advisers who specialize in five sub -strategies, primarily within the US equity markets. When combined, these sub-strategies offer diversified equity exposure across sectors and market capitalizations, while exhibiting low levels of correlation to each other.

●	Visium Asset Management (“Visium”) provides what we consider a “best ideas” portfolio with exposure across all sectors, and a bias towards mid- and large-cap companies, while carrying a typical net long exposure of 0% to 50%.

●	Chilton Investment Company (“Chilton”) provides a long portfolio with exposure across all sectors, with a focus on GARP (growth at a reasonable price) equities and a short S&P 500 Index hedge, while carrying a typical net exposure of 20% to 80%.

●	Convector Capital Management (“Convector”) is a relatively concentrated global long/short portfolio with a focus on a bottom-up framework with a top down overlay. They focus on companies that have defensible earnings power over a full business cycle and use both broad market hedges and idiosyncratic shorts to carry a typical net exposure of -10% to 40%.

●	Harvest Capital Strategies’ Financials sub-strategy (“Harvest Financials”) focuses on companies within the Financials sector, while carrying a typical net exposure of -10% to 40%.

●	Harvest Capital Strategies’ Agriculture/Consumer sub-strategy (“Harvest Agriculture/Consumer”) allocates capital to stocks that are directly or tangentially related to the agriculture/consumer sectors, while carrying a typical net long exposure of 0% to 60%.

Effective December 8th, the 12.5% allocation to Sterling Ridge Capital Management was withdrawn and allocated to a new sub-adviser, Convector Capital Management. Our ongoing idea generation and diligence processes have resulted in this opportunity to change our sub-adviser lineup. We believe Convector will add a significant diversification benefit (from both a correlation and sector exposure perspective) .. Convector executes a bottom-up global long/short equity strategy that places a large emphasis on trying to hedge out systemic risk while isolating company-specific idiosyncratic risk. They seek to accomplish this through a holistic approach to portfolio construction which takes into account the relative nature of long and short side risk exposures.

As of December 31, 2015, sub-adviser target allocations were as follows:

Figure 2: Equity Long Short Sub-Strategy Allocations | As of December 31, 2015

Allocations as a percentage of equity long short strategy, excludes cash, cash equivalents and fixed income securities.

Drivers of Fund Performance

The Fund was slightly down for the nine months ended December 31, 2015, outperforming the HFRI Equity Hedge index while slightly underperforming the S&P 500 TR Index. On a sector basis, the Fund generated positive net contribution to performance from most sectors with the biggest gains coming from Consumer Cyclical and Consumer Non-Cyclical where, in aggregate, the Fund generated gains from both sides of the portfolio. Of note, long positions within Consumer Cyclical including the food processing, restaurant/distribution, and housing related sub -sectors benefited the Fund, particularly in the fourth quarter. On the short side, gains were generated from retailers that sold off due to sluggish growth and inflated stock prices. Other areas of gains for the period included positions within the Communications, Financials, and Industrial sectors. Losses were primarily driven by short exposure within the Technology sector, and from broad Market Hedges. Shorts in Technology particularly hurt the Fund in October - a large up month for traditional long-only equity - as the whole sector appreciated significantly in the month, irrespective of deteriorating fundamentals.

On a sub-adviser basis, Chilton and Harvest Agriculture were the best performers over the nine months ended December 31, 2015, with strong contributions from long positions in the Consumer Cyclical and Non-Cyclical sectors driven by healthcare, restaurant, and housing-related companies. The largest detractor for the period was Visium, with losses in the second and fourth quarters largely to short side positions within the Technology sector. Sterling Ridge’s performance was also a detractor; the sub-adviser was removed from the Fund as of December 8th and assets were allocated to Convector, as previously discussed.

Figure 3: Performance Attribution by Sector | April 1, 2015 – December 31, 2015

Performance attribution reflects a weight-adjusted allocation based on sector exposure to account for fees and expenses for Class A. Past performance is no guarantee of future results.

Figure 4: Performance Attribution by Sub-Strategy | April 1, 2015 – December 31, 2015

Performance attribution reflects a weight-adjusted allocation based on manager exposure to account for fees and expenses for Class A. Past performance is no guarantee of future results.

Outlook

We are confident that there are ample opportunities on both sides of the portfolio. The current sub-adviser mix provides the Fund with both “core” (diversified and global) and “satellite” (sector-focused) exposures in a format that aims to generate alpha from both the long and short sides of the portfolio. We believe this structure provides a diversified set of return sources that should allow it to take advantage of the current market environment which we view as ripe for long short stock picking. We thank you for investing in the Altegris Equity Long Short Fund, and look forward to enhancing our partnership with you.

Sincerely,

Robert J. Murphy, CFA, FRM, CAIA	Eric Bundonis, CFA
Deputy Chief Investment Officer	Director of Research and Sourcing
Portfolio Manager	Portfolio Manager

ALTEGRIS FIXED INCOME LONG SHORT FUND

January 1, 2015 - December 31, 2015

Fund Performance Summary

As shown in Figure 1, the Altegris Fixed Income Long Short Fund’s (“Fund”) Class A (at NAV), Class C, Class I and Class N shares delivered returns over the 12-month period of -5.91%, -6.70%, -5.76% and - 6.03%, respectively. Meanwhile, the Barclays US Aggregate Bond Index, HFRX Fixed Income – Credit Index and HFN Fixed Income (non-arbitrage) Index returned 0.55%, -4.38%, and -0.11%, respectively, over the same period. The Fund’s net assets under management totaled approximately $141 million as of December 31, 2015.

Figure 1: Altegris Fixed Income Long Short Fund Performance Review

January 1, 2015 – December 31, 2015

			Quarterly Returns
		Since
	1-Year	Inception*	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Class A (NAV)	-5.91%	0.92%	-3.82%	-3.99%	0.47%	1.42%

Class A (max load)**	-11.28%	-1.16%	-9.37%	-9.53%	-5.31%	-4.38%

Class C (NAV)	-6.70%	-2.68%	-4.03%	-4.28%	0.31%	1.25%

Class I (NAV)	-5.76%	1.13%	-3.75%	-4.02%	0.53%	1.47%

Class N (NAV)	-6.03%	0.85%	-3.82%	-4.10%	0.47%	1.41%

Barclays US Aggregate Bond Index	0.55%	1.60%	-0.57%	1.24%	-1.68%	1.61%

HFRX Fixed Income – Credit Index	-4.38%	-0.57%	-2.48%	-3.01%	0.01%	1.10%

HFN Fixed Income (non- arbitrage) Index	-0.11%	4.78%	-2.07%	-0.66%	1.06%	1.60%

*	The inception date for Class A, Class I and Class N is 2/28/13; inception date for Class C is 2/26/14. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 4.75%. Class A share investors may be eligible for a reduction in sales charges.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.61% for Class A, 3.45% for Class C, 2.39% for Class I and 2.64% for Class N per the Fund’s prospectus dated April 30, 2015.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until April 30, 2016, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement will not exceed 2.24%, 2.99%, 1.99%, and 2.24% of average daily net assets attributable to Class A, Class C, Class I, and Class N shares, respectively, subject to possible recoupment in future years. This agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Fund’s adviser.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current the most recent month end, please call (888) 524-9441.

From inception to on or about October 15, 2013, the Fund’s fixed income long short strategy was managed by a single sub-adviser. Thereafter, additional sub-advisers were engaged to also pursue the Fund’s fixed income long short strategy, consistent with the Fund’s multi-manager approach. The Fund’s initial performance attributed to a single sub-adviser, may not necessarily be indicative of its future performance as a multi-manager fund.

The referenced indices are shown for general market comparisons and are not meant to represent any particular Fund. An investor cannot invest directly in an index. Moreover, indices do not reflect commissions or fees that may be charged to an investment product, which may materially affect the performance.

Fund Overview

The Altegris Fixed Income Long Short Fund seeks to achieve total returns through a combination of current income and capital appreciation. The Fund seeks to achieve its goals by currently allocating to three premier long/short fixed income managers—RockView Management, Mast Capital Management, and Premium Point Investments—and focusing on identifying attractive long and short opportunities with low sensitivity to rising interest rates. RockView focuses on fundamental corporate credit investing across both high yield and convertible bonds and has a demonstrated history of generating alpha from shorting bonds. A sub-adviser focused on high yield bonds and loans of middle market issuers with an emphasis on low duration, seniority in the capital structure, Mast, was added during the first quarter of 2015. Premium Point’s core focus is on the fundamental analysis of housing and trading within the mortgage-backed securities (MBS) markets. As of December 31, 2015, the target allocation for each sub-adviser was 45.8% to Rockview, 19.3% to Mast, and 34.9% to Premium Point. (Figure 2).

Figure 2: Fixed Income Long Short Sub-Strategy Target Allocation* |

As of December 31, 2015

*	Target allocation as a percentage of fixed income long short strategy allocation, excludes cash and cash equivalents.

Drivers of Fund Performance

The Fund underperformed the US Aggregate Bond Index, the HFN Fixed Income (non-arbitrage) Index, and the HFRX Fixed Income – Credit Index. Losses were driven primarily by the corporate high yield sector, as this sector closed out 2015 with its worst six- month performance since the financial crisis. Mast and RockView’s high yield positions were particularly pressured by broad-based spread widening and incurred heaviest losses during the fourth quarter despite stable fundamentals among their underlying companies and minimal exposure to commodity-related issuers. Of note is Mast’s short duration profile of less than three years – an attribute that can help to mitigate price declines during difficult market periods – still Mast’s positions sold off in sympathy with the broader high yield market. RockView’s convertible bond positions generated modest profits with gains in Healthcare and Technology sectors, although most of these gains were more than offset by losses from equity hedges. Premium Point incurred losses across both agency and non-agency mortgage-backed securities (“MBS”) in 2015. The Fund’s interest rate hedges also detracted from performance over the period.

Figure 4: Performance Attribution by Sector | January 1, 2015 – December 31, 2015

Performance attribution reflects a weight-adjusted allocation based on sector exposure to account for fees and expenses for Class A. Past performance is not indicative of future results.

Figure 3: Performance Attribution by Sub-Strategy | January 1, 2015 – December 31, 2015

Performance attribution reflects a weight-adjusted allocation based on sector exposure to account for fees and expenses for Class A. Past performance is not indicative of future results.

Outlook

The Fed raised interest rates for the first time in nearly 10 years during Q4, but the major story of the quarter was the swelling negative sentiment and deteriorating technical backdrop for credit-related assets. As commodity prices cascaded lower throughout 2015, fears of defaults in commodity-related companies escalated and led to large redemptions and falling prices in credit-focused funds at year-end. The tangible signs of distress and panic in the credit markets that emerged in Q3 accelerated into year-end, and many investors questioned if another crisis was in our midst.

We can suggest several reasons why credit-related assets could slump further in the months ahead—namely continued weak commodity prices, a Chinese-driven global economic slowdown, and more investor liquidations in credit funds. An opposing view is that a sentiment-driven market has severely overreacted without a significant change in fundamentals and credit-related assets are mispriced across the board. This implies that investors should buy all credits —including those most susceptible to significant fundamental deterioration—in order to profit from the impending rebound.

Our view is neither of these extremes—while asset prices now reflect a much more pessimistic environment ahead, caution will be needed as we see continued deterioration in high yield energy and commodity-related producers. Other parts of the credit markets offer very attractive returns to patient buyers with long-term capital. The preferred stance over the next several quarters will be a selective, security-specific approach that can avoid fundamentally-driven accidents amid the backdrop of a more “normal” market environment. From an economic perspective, we believe that the ongoing economic expansion—albeit soft and below -trend in historical context—will continue over the quarters ahead as continued job growth in the US, stable inflation data, and an accommodative Fed will reinforce further GDP growth.

In 2015, we sought to increase the Fund’s yield, tilt sector exposures to low-duration corporate high yield and actively hedge market-level—but not idiosyncratic—credit risks. Through the increased allocation to MAST and the relative overweighting to RockView, we have positioned the portfolio to try to benefit from these key themes while Premium Point provides an uncorrelated and negative duration return profile to the Fund.

During Q4, default rates remained low in the corporate high yield sector and are expected to remain low over the coming quarters ex-energy (a sector that we are largely avoiding at the current time). RockView and MAST view the current high yield spread levels as significant buying opportunities given the solid fundamental backdrop in the US and credit spreads at near-recession levels. We believe the Mortgage sector continues to offer solid risk/reward characteristics when compared to other fixed income markets, particularly if home price appreciation remains positive and supports the non-agency sector and interest rates stay above current levels to benefit prepayment-sensitive agency mortgages. Given the continued positive fundamental backdrop and the meaningful re-pricing in Q4, the Fund’s portfolio managers see the balance of opportunities on the long side of the portfolio and continue to emphasize that the preferred stance in the current environment is to take prudent credit risk and not interest rate risk.

We thank you for investing in the Altegris Fixed Income Long Short Fund, and look forward to enhancing our partnership with you.

Sincerely,

Eric Bundonis, CFA	Robert J. Murphy, CFA, FRM, CAIA
Director of Research and Sourcing	Deputy Chief Investment Officer
Portfolio Manager	Portfolio Manager

ALTEGRIS/AACA REAL ESTATE LONG SHORT FUND

January 1, 2015 – December 31, 2015

Fund Performance Summary

As shown in Figure 1, the Altegris/AACA Real Estate Long Short Fund’s (“Fund”) Class A (at NAV), Class I and Class N shares delivered returns over the 12-month period of -0.60%, -0.31%, and -0.58%, respectively. Meanwhile, the Dow Jones US Real Estate Total Return (TR) Index, and S&P 500 Total Return (TR) Index returned 2.14% and 1.38%, respectively. The Fund’s net assets under management totaled approximately $114 million as of December 31, 2015.

Figure 1: Altegris/AACA Real Estate Long Short Fund Performance Review

January 1, 2015 – December 31, 2015

			Quarterly Returns
		Since
	1-Year	Inception*	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Class A (NAV)	-0.60%	11.39%	3.77%	-3.87%	-4.77%	4.64%
Class A (max load)**	-6.28%	10.06%	-2.19%	-9.40%	-10.24%	-1.38%
Class I (NAV)	-0.31%	11.50%	3.91%	-3.87%	-4.70%	4.73%
Class N (NAV)	-0.58%	11.39%	3.76%	-3.80%	-4.85%	4.66%
Dow Jones US Real Estate TR Index	2.14%	10.03%	7.23%	0.46%	-9.07%	4.27%
S&P 500 TR Index	1.38%	11.89%	7.04%	-6.44%	0.28%	0.95%

*	The inception date of the Predecessor Fund was February 1, 2011. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A Share investors may be eligible for a reduction in sales charges.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 3.17% for Class A, 2.99% for Class I and 3.17% for Class N per the Fund’s prospectus dated April 30, 2015.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until April 30, 2016, to ensure that total annual Fund operating expenses after fee waiver and reimbursement will not exceed 1.80%, 1.55%, and 1.80% of average daily net assets attributable to Class A, Class I and Class N shares, respectively, subject to possible recoupment in future years.

It is important to note that the Altegris/AACA Real Estate Long Short Fund inherited the track record of its predecessor, the American Assets Real Estate Securities, L.P. (“Predecessor Fund”), which was managed by American Assets Investment Management, LLC (AAIM), an affiliate and predecessor firm of AACA, the Fund’s sub-adviser. The Predecessor Fund was not registered under the Investment Company Act of 1940. The Predecessor Fund, since its inception on February 1, 2011, was managed by AAIM in the same style, and pursuant to substantially identical real estate long short strategies, investment goals and guidelines, as are presently being pursued on behalf of the Fund by AACA as its sub-adviser.

The performance returns quoted for periods prior to 1/9/2014 is that of the Predecessor Fund (while it was a limited partnership), and is net of applicable management fees, performance fees and other actual expenses of the Predecessor Fund. From its inception on February 1, 2011, the Predecessor Fund was not subject to the same investment restrictions, diversification requirements, limitations on leverage and other regulatory or Internal Revenue Code restrictions of the Fund, which might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads which are applicable to certain classes of Fund shares, which would have reduced returns.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original costs. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until April 30, 2016, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement will not exceed 1.80%, 1.55%, and 1.80% of average daily net assets attributable to Class A, Class I, and Class N shares, respectively, subject to possible recoupment in future years. Fund results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

Fund Overview

The Altegris/AACA Real Estate Long Short Fund seeks to provide total return through long-term capital appreciation and current income by investing, both long and short, in equity securities of real estate and real estate-related companies. The Fund seeks to achieve its goals by accessing an experienced long/short real estate manager, American Assets Capital Advisers (AACA). AACA focuses on quality assets in “A” quality locations2, and believes that over time, ownership of high-quality real estate creates the potential for durable inflation-hedged income. From a fundamental standpoint, AACA believes real estate performs better over periods when it is more difficult to supply, demand is less cyclical, and tenants are reluctant to leave. Rather than mimicking exposures similar to an index, the Fund is heavily over-weighted in segments that share these four characteristics:

●	Oligopoly or duopoly real estate structure

●	High barriers to entry for new owners/developers

●	High barriers to exit for tenants

●	Secular demand drivers underlying the user side of the business

[2]	This assessment reflects the opinion and view of AACA based on their proprietary evaluation methods, and is not based on any nationally recognized rating entity or real estate value standards.

AACA believes the combination of these four characteristics (or some subset) creates a competitive landscape in which tenants have fewer options to move or play one building owner against another, and AACA has found that properties with these characteristics command higher occupancy rates and better rents, which in turn, help to create more valuable portfolios for shareholders through enhanced dividends and higher real estate values.

Drivers of Fund Performance

The Fund’s top five attributors this year were: Cyrusone (CONE), QTS Realty Trust (QTS), Extra Space Storage (EXR), Equinix (EQIX), and Cubesmart (CUBE). Data Centers (CONE, QTS and EQIX) and Self-storage (EXR and CUBE) were the best performing real estate market sectors in 2015.

Cyrusone (“CONE”) (Data Centers) — CONE owns and develops purpose built high quality data centers leased to Fortune 1000 users. The company, in our opinion, has a unique development approach called massively modular, which allows it to scale development more accurately to leasing speed. They also have a unique approach to selling electrical capacity to different types of users with different redundancy needs.

QTS Realty Trust (“QTS”) (Data Centers) — QTS Realty Trust is a data center owner. They have a unique portfolio based on turning existing non- data center assets into data centers, thereby re-purposing the asset and saving themselves at least part of the construction cost. They bought a $1.3 billion semiconductor fabrication facility in bankruptcy for $2 million. They are re-purposing it into a state-of-the-art data center, which may add value to the company.

Extra Space Storage (“EXR”) (Self-Storage) — EXR owns and operates self -storage facilities and is a premier operator in that segment with what we believe are excellent asset management and IT skills, which potentially allows them to add value to assets they purchase. EXR and the self-storage sector continued to surprise to the upside.

Equinix (“EQIX”) (Data Centers) — EQIX is the largest data center company in terms of distributed global footprint and diversity of revenue and customers. They have operated as C-corporation selling data center space, offering managed services and cloud services to a wide variety of corporate customers in 100 data centers in 33 countries. They converted to REIT status this year and take their place as one of the largest REITs. We believe their product offering is among the most robust and customer- centric in the industry and they are extremely well positioned for the outsourcing of data storage, redundancy and managed services. EQIX commenced the purchase of Telecity, an EU based company which may allow EQIX to expand more efficiently in the EU.

CubeSmart (“CUBE”) (Self-Storage) — CUBE is a REIT that owns self -storage facilities throughout the U.S. NAV estimates for CUBE’s real estate got a boost starting late last summer. S&P raised its senior unsecured debt rating for CUBE up a notch to BBB and, the shares were generally perceived to be undervalued as compared to the other public self-storage REITs.

The portfolio’s top five detractors this year were: Cadiz (CDZI), Louis XIII Holdings LTD (LXIII), Northstar Realty Finance (NRF), Radian Group (RDN), and Diamond Resorts International (DRII).

Cadiz (“CDZI”) (Water) — Cadiz is a company that owns significant water reserves in the

Mojave Desert, which they intend to sell to a number of water agencies in Southern California. The company received government approval at the end of 2012 and a consortium of environmentalists sued. A judge heard the six complaints and dismissed them in 2014. California is in the midst of a historic drought and the Cadiz water project is poised to add water supply, security, and redundancy to the southern California water system. We had previously anticipated Cadiz commencing construction on its pipeline starting in 2016. However, a ruling from the California Bureau of Land Management (“BLM”) requiring a permit has further delayed the project and caused a sharp decline in the stock price. Cadiz has taken action to address the regulatory issues and remains committed to completing the project on schedule. The shares have moved up from their low, but have not recovered to the price at which they were trading prior to the ruling by the BLM.

Louis XIII Holdings (“LXIII”) (Gaming) —LXIII is developing a parcel of land situated on the Cotai Strip in Macau on which it proposes to build and manage the Louis XIII project. The Louis XIII project will encompass an ultra-luxurious hotel and casino, as well as a lifestyle experience, including the first Michelin 3-Star Parisian restaurant in Macau, and a collection of exclusive retail shops. The Macau gaming market has faced significant headwinds the past year including an ongoing anti-corruption campaign, a smoking ban on the casino floor, and a newly elected set of public officials. These factors have all contributed to a much larger than expected reduction in gross gaming revenue in Macau and led to share underperformance.

Northstar Realty Finance Corp (“NRF”) (Asset Manager) — NRF is a commercial real estate asset management company. The company invests in multiple asset classes across commercial real estate. Its portfolio consists of healthcare, hotel, manufactured housing communities, net lease, multifamily properties and international real estate, with a focus on Europe that was recently spun-off as an independent stock. The company’s shares sold off at least partly with alternative asset managers as the tumultuous markets have convinced investors that it is going to be difficult to raise additional capital. Once the shares started trading off, the selloff became a panic and into the end of the year became self-fulfilling. With the shares off some 40% from the beginning of November, the market sentiment is that the company can’t sell equity, and growth in assets is off the table or certainly delayed.

Radian Group (“RDN”) (Housing) — RDN sells mortgage insurance to homeowners lacking enough down payment to qualify for a mortgage. A very small competitor mentioned on an earnings call that they were moving to ‘dynamic’ pricing. The market seemingly took this to mean that the three large competitors in the space (Radian, Essent and MGIC) would engage in a potential price war in mortgage insurance premiums. We spoke with multiple analysts, and we concluded it was unlikely that a price war would ensue. The market however concluded that it was inevitable and the entire sector re-rated lower.

Diamond Resorts International (“DRII”) (Lodging) — DRII is a timeshare and vacation ownership company with a unique business model that allows them to recapture vacation ownership interests from members who default on dues as well as generate steady and growing property management fees. DRII declined largely with the lodging selloff, concerns about a recession, the potential for increased competition from Airbnb, and regulatory changes that could negatively impact the timeshare industry’s consumer lending practices. DRII operating metrics remain strong. We believe these issues are overstated and should not result in a material financial impact. We remain optimistic about the prospects for DRII due to its strong growth potential, solid balance sheet (its low net debt level approximates estimated cash flow), favorable valuation, and management’s alignment with shareholders (owns 35% of the company).

Figure 2: Performance Attribution by Segment | January 1, 2015 – December 31, 2015

Performance attribution reflects a weight-adjusted allocation based on segment exposure to account for fees and expenses for Class A. Past performance is no guarantee of future results.

Outlook

We believe we are generally in the “middle innings” of the real estate recovery nationally. Of course, like all national statistics, there is much variance underlying the averages. In general, the more generic the real estate and the less restrictive the location, the easier it is for new market entrants to add more supply to the market in the form of new development. We do not typically invest in generic real estate in easy to build markets, so this potential new development has little if any direct impact on the Fund’s portfolio. We are still mindful of these issues though as they affect the “optics” of investing in real estate and get more than their market share of press. Looking into 2016 and beyond we expect to trim long positions and add short positions.

Our focus is on ownership of companies that own real estate in which the tenant is denied choice. This is most prevalent when some subset (or all) of these characteristics is in place: 1) the sub-sector of real estate is a monopoly, duopoly or oligopoly, 2) there are high barriers to entry for new competitors, 3) there are high barriers to tenants leaving/exiting buildings, and 4) the basic underlying economics of the tenant’s business is healthy. We have found that when these four characteristics are present, companies in that space can potentially generate consistently higher same store net operating income growth over long time periods. Typically 65% to 80% of the Fund’s portfolio is invested in sectors and companies that exhibit these characteristics.

We thank you for investing in the Altegris/AACA Real Estate Long Short Fund, and look forward to enhancing our partnership with you.

Sincerely,

Eric Bundonis, CFA	Burland East, CFA
Director of Research and Sourcing	Chief Executive Officer
Investment Adviser Portfolio Manager	Sub-Adviser Portfolio Manager
Altegris Advisors	American Assets Capital Advisers (AACA)

ALTEGRIS MULTI-STRATEGY ALTERNATIVE FUND

January 1, 2015 – December 31, 2015

Fund Performance Summary

As shown in Figure 1, the Altegris Multi-Strategy Alternative Fund’s (the “Fund”) Class A (at NAV), Class I and Class N shares delivered returns over the 12-month period of -0.69%, - 0.44%, and -0.62%, respectively. Meanwhile, the S&P 500 Total Return (TR) Index, HFRI Fund of Funds Composite Index and HFRX Global Hedge Fund Index returned 1.38%, -0.39%, and - 3.64%, respectively. The Fund’s net assets under management totaled approximately $45 million as of December 31, 2015.

Figure 1: Altegris Multi-Strategy Alternative Fund Performance Review

January 1, 2015 – December 31, 2015

			Quarterly Returns
		Since
	1-Year	Inception*	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Class A (NAV)	-0.69%	1.57%	-0.30%	-1.27%	-2.29%	3.25%
Class A (max load)**	-6.41%	-0.53%	-6.06%	-6.91%	-7.91%	-2.69%
Class I (NAV)	-0.44%	1.85%	-0.25%	-1.26%	-2.10%	3.24%
Class N (NAV)	-0.62%	1.65%	-0.23%	-1.36%	-2.19%	3.24%
S&P 500 TR Index	1.38%	13.47%	7.04%	-6.44%	0.28%	0.95%
HFRI Fund of Funds Composite Index[3]	-0.39%	3.27%	0.62%	-3.28%	0.11%	2.50%
HFRX Global Hedge Fund Index	-3.64%	-0.05%	-0.61%	-4.26%	-0.78%	2.06%

*	The inception date is 2/28/13. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 6.69% for Class A, 5.22% for Class I and 5.23% for Class N per the Fund’s prospectus dated April 30, 2015.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until April 30, 2016, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement will not exceed

[3]	Based on most recent data available from HedgeFundResearch as of 1/21/2016.

0.85%, 0.60%, and 0.85% of average daily net assets attributable to Class A, Class I, and Class N shares, respectively, subject to possible recoupment in future years.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

The referenced indices are shown for general market comparisons and are not meant to represent any particular Fund. An investor cannot invest directly in an index. Moreover, indices do not reflect commissions or fees that may be charged to an investment product, which may materially affect the performance.

Fund Overview

The Altegris Multi -Strategy Alternative Fund seeks to achieve long-term capital appreciation and absolute returns. The Fund follows a flexible allocation strategy that allocates across three distinct alternative strategies: Alternative Equity, Alternative Fixed Income and Macro. New strategic midpoints were established for the three alternative strategies in April to better align with the composition of the hedge fund universe 4. Each of the three strategies has an appointed neutral strategic asset allocation weight of 50% for Alternative Equity, 30% for Alternative Fixed Income and 20% for Macro. Macro is further subdivided into neutral strategic asset allocations of 10% for discretionary strategies and 10% for systematic managed futures strategies.

●	Alternative Equity strategy. This strategy allocates to the Altegris Equity Long Short Fund, which takes a diversified approach to equity investing. The Alternative Equity strategy accesses four experienced long/short equity managers with the goal of participating in market upside, while preserving against the downside – all with moderate correlation to equity indices. During the period under review, the strategy also tactically allocated to the Altegris/AACA Real Estate Long Short Fund, which provides diversified real estate exposure using a hedged approach. The Fund seeks total returns by taking long and short positions in companies that own real assets, which may also provide a potential inflation hedge and durable income stream.

●	Alternative Fixed Income strategy. This strategy allocates to the Altegris Fixed Income Long Short Fund, which takes a multi-disciplined, non-traditional approach to fixed income investing. The Alternative Fixed Income strategy accesses premier long/short fixed income managers who seek to combine deep, fundamental analysis with effective duration management across various credit and interest rate environments – all with moderate correlation to major fixed income indices.

●	Macro strategy. This strategy allocates to the Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy Fund and Altegris Managed Futures Strategy Fund, which, in aggregate, provides exposure to global macro and managed futures managers. The global macro strategy is a diverse, actively managed strategy, accessing what we believe are premier global macro managers. These managers predominantly use fundamental macroeconomic data, with the goal of predicting and profiting from the impact of macroeconomic developments across global financial markets. The managed futures

[4]	As represented by the Hedge Fund Research (HFR) strategy classifications.

strategy accesses premier flagship managers through allocations to an actively managed, diversified strategy that allocates to trend following, hybrid-trend and specialized managed futures trading strategies, and to a strategy focused on trend following strategies with active fixed income management.

Evaluating strategy allocations and deciding on tactical tilts, if warranted, is an integral part of the portfolio management process. On August 14th, 2015, allocations to the Alternative Fixed Income strategy were rebalanced from neutral to moderately underweight, the Macro strategy was rebalanced from neutral to moderately overweight and the Alternative Equity strategy remained neutral, all relative to the midpoints of the strategy’s strategic ranges.

Specifically, within the Alternative Fixed Income strategy, the target allocation for the Altegris Fixed Income Strategy Fund was reduced from 30% to 25%. Within the Macro strategy, the target allocations for the Altegris Futures Evolution Strategy Fund increased from 7.5% to 15%, the target allocation for the Altegris Macro Strategy Fund decreased from 7.5% to 5% and the target allocation for the Altegris Managed Futures Strategy Fund remained unchanged at 5%. For the Alternative Equity strategy, the target allocations for the Altegris Equity Long Short Fund and the Altegris Real Estate Long Short Fund remain unchanged at 47.5% and 2.5%, respectively.

As of December 31, 2015, strategy and manager allocations have been adjusted to reflect the August portfolio changes shown in Figure 2 and Figure 3, which includes a snapshot of target exposure by alternative strategy and manager.

Figure 2: Strategy Target Allocation | As of December 31, 2015

Figure 3: Manager Target Allocations | As of December 31, 2015

		Target
Manager	Sub Strategy	Exposure
Visium	Diversified equities	14.3%
Chilton	Diversified equities	11.9%
Harvest	Agriculture/consumer equities	8.3%
Harvest	Financial equities	7.1%
Convector	Global equities	5.9%
American Assets Capital Advisors (AACA)	Long/short real estate	2.5%
Rockview	Fundamental long/short credit	11.5%
Premium Point	Fundamental long/short MBS	8.7%
Mast	Fundamental long/short credit	4.8%
Winton*	Long-term diversified trend following	14.4%
ISAM*	Medium-term trend following	2.7%
Denali*	Discretionary multi-asset class	1.5%
Phase	Quantitative multi-asset class	1.3%
Lynx*	Intermediate-term diversified trend following	1.3%
Willowbridge*	Discretionary multi-asset class	1.3%
QMS Capital Management*	Quantitative multi-asset class	0.9%
Capital Fund Management* (CFM)	Diversified, specialized trading	0.5%
Quantitative Investment Management* (QIM)	Short-term pattern recognition	0.5%
Abraham*	Multi-timeframe trend and mean reversion	0.5%

Managers are accessed via the fund of funds portfolio that invests in other investment companies advised by Altegris. The Managers listed above include both sub-advisers of the underlying Altegris Funds, as well as CTAs (noted with an *) who manage other pooled investment vehicles in which the underlying Altegris Funds, or a wholly owned subsidiary, may invest. Totals may not add to 100% due to rounding. In determining the Fund’s allocations to the underlying Altegris Funds, it considers the current allocations among the underlying Altegris Funds’ sub-advisers and other investments or strategies which may be represented by a particular Commodity Trading Advisor.

Target exposure and target allocation of the Fund and each of the underlying Altegris Funds are subject to change at any time, and may not be representative of the Fund’s past or future access and exposure to alternative investment strategies and programs. It should not be considered a recommendation or investment advice. Target exposure data does not include short-term holdings such as cash and cash equivalents, and the cash management and active fixed income components of the underlying mutual funds managed by J.P. Morgan Investment Management Inc. and DoubleLine Capital, LP, respectively.

Drivers of Fund Performance

The Fund was down slightly for the year ended December 31, 2015, modestly trailing the S&P 500 and the HFRI Fund of Funds Composite Index, but outperforming the HFRX Global Hedge Fund Index. Alternative Equity was the top performer for the year as Chilton and Harvest Agriculture made contributions to total fund performance with strong stock selection in non-cyclical consumer stocks. The main detractor from performance was Alternative Fixed Income, as tangible signs of distress and panic in the credit markets that emerged in Q3 accelerated into year-end. Macro was essentially flat for the period, as gains in short energy futures were offset by losses in stock index futures.

Figure 4: Performance Attribution by Sector | January 1, 2015 – December 31, 2015

*	Reflects managed futures and global macro strategies that are accessed via both direct sub-adviser(s) of the underlying Altegris Funds, as well as commodity trading advisors who manage other pooled investment vehicles in which the underlying Altegris Funds, or a wholly owned subsidiary, may invest. Does not include the cash management and active fixed income components of the underlying mutual funds managed by J.P. Morgan Investment Management Inc. and DoubleLine Capital, LP, respectively.

Figure 5: Performance Attribution by Manager | January 1, 2015 – December 31, 2015

Macro strategy managers are accessed via both direct sub-adviser(s) of the underlying Altegris Funds, as well as commodity trading advisors who manage other pooled investment vehicles in which the underlying Altegris Funds, or a wholly owned subsidiary, may invest.

*	The Fund did not have exposure to each manager for the full time period under review. The following managers were not accessed by the strategy until the dates listed below, and performance attribution for each manager was therefore measured from that date forward: Phase Capital added 3/3/2015, Convector Capital Management added 12/8/2015, and MAST Capital Management added 2/19/2015.

**	The Fund did not have exposure to each manager for the full time period under review. The following managers were no longer accessed by the strategy as of the dates listed below, and performance attribution for each manager was therefore measured only through that date: Sterling Ridge as of 12/8/2015, Civic Capital & Krom River as of 2/18/2015.

***	DoubleLine Capital LP is the sub-adviser for the Altegris Futures Evolution Strategy Fund, managing an active fixed income portfolio. Typically, 60%-80% of the Altegris Futures Evolution Strategy Fund’s total net assets will be invested in fixed income strategies.

Outlook

2015 may mark the end of the central banks reign, and 2016 may be remembered as the year in which global markets started to move on their own proverbial two feet. It’s time for investors to be prepared. This is because entering 2016, markets are fragile. At Altegris, we see 2016 as a period of opportunity for alternative strategies that are not limited to the markets they can trade and how they can trade them—they can invest globally and across all sectors, both long and short. Traditional beta, or generating returns based on the strength of the stock market, is, in our view, a risky endeavor. With market volatility on the rise, the ability to capture a profit, regardless of market direction, is now more important than ever.

We thank you for investing in the Altegris Multi-Strategy Alternative Fund, and look forward to enhancing our partnership with you.

Sincerely,

Robert J. Murphy, CFA, FRM, CAIA	Lara Magnusen, CAIA
Deputy Chief Investment Officer	Portfolio Strategist
Portfolio Manager	Portfolio Manager

INDEX DEFINITIONS

Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities.

Dow Jones US Real Estate Total Return Index is the total return version of the Dow Jones US Real Estate Index, and is calculated with gross dividends reinvested. The base date for the index is December 31, 1991 with a base value of 100.

The HFN Fixed Income (non-arbitrage) Index includes funds that are invested in fixed income instruments, and tend to be long-biased holders of securities. Funds may employ long/short strategies attempting to benefit from under or overvalued fixed income securities. These funds may be highly leveraged.

HFRI Equity Hedge (Total) Index tracks funds that maintain positions both long and short in primarily equity derivative securities. Equity hedge managers would typically maintain at least 50% exposure, and may in some cases be entirely invested in equities – both long and short. HFRI Equity Hedge (Total) is a fund weighted index and reflects monthly returns, net of all fees, of funds that have at least $50 million under management or been actively trading for at least twelve months.

HFRI Fund of Funds Composite Index. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore funds of funds.

HFRX Equity Hedge Index is comprised of strategies that maintain positions both long and short primarily in equity and equity derivative securities. HFRX Equity Hedge includes funds that have at least $50 million under management and a 24-month track record (typical).

The HFRX Fixed Income-Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The index includes funds that have at least $50 million under management and a 24-month track record (typical).

HFRX Global Hedge Fund Index. Designed to be representative of the overall composition of the hedge fund universe, and is comprised of all eligible hedge fund strategies. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index includes funds that have at least $50 million under management and a 24-month track record (typical).

S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the US equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

GLOSSARY

Alpha. Alpha measures the non-systematic return which cannot be attributed to the market. It shows the difference between a fund’s actual return and its expected return, given its level of systematic (or market) risk (as measured by beta). A positive alpha indicates that the fund has performed better than its beta would predict. Alpha is widely viewed as a measure of the value added or lost by a fund manager.

Beta. Beta is a measure of volatility that reflects the tendency of a security’s returns and how it responds to swings in the markets. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

6154-NLD-2/26/2015

Altegris Equity Long Short Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2015

The Fund’s performance figures* for the periods ended December 31, 2015, compared to its benchmarks:

			Annualized
			Since Inception	Since Inception
	Nine Month	One Year	April 30, 2012	October 7, 2013
Altegris Equity Long Short Fund - Class A	(0.50)%	3.12%	5.14%	N/A
Altegris Equity Long Short Fund - Class A with load **	(6.25)%	(2.78)%	3.45%	N/A
Altegris Equity Long Short Fund - Class C	(1.15)%	2.30%	N/A	2.96%
Altegris Equity Long Short Fund - Class I	(0.32)%	3.38%	5.39%	N/A
Altegris Equity Long Short Fund - Class N	(0.50)%	3.20%	5.14%	N/A
HFRX Equity Hedge Index ***	(4.44)%	(2.33)%	7.38%	1.32%
S&P 500 Total Return Index ****	0.43%	7.36%	13.31%	11.59%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expense ratios, gross of fee waivers or expense reimbursements, are 4.13%, 4.88%, 3.88% and 4.13% for Class A, Class C, Class I and Class N shares respectively, per the Fund’s prospectus dated December 2, 2015. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases; Class A and Class C shares may be subject to a contingent deferred sales charge of up to 1.00% imposed on certain redemptions. For performance information current to the most recent month-end, please call 1-888-524-9441.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	The HFRX Equity Hedge Index is designed to be representative of the overall universe of hedge Funds utilizing Equity Hedge strategies. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Investors cannot invest directly in an index.

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | April 30, 2012 – December 31, 2015

Past performance is not necessarily indicative of future results.

*****	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Top Ten Holdings by Industry *	% of Net Assets
Retail	15.7%
Banks	8.2%
Pharmaceuticals	7.5%
Diversified Finan Serv	7.3%
Food	4.6%
Chemicals	4.6%
Software	4.0%
Commercial Services	3.5%
Internet	3.1%
Insurance	3.0%
Other, Assets Less Liabilities	38.5%
100.0%

*	The top ten holdings by industry detailed does not include derivative exposure.

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS
December 31, 2015

Shares		Value
	INVESTMENTS- 87.0%
	COMMON STOCK - 86.4%
	AEROSPACE/DEFENSE - 1.1%
3,000	Orbital ATK, Inc. +	$268,020
5,686	TransDigm Group, Inc. *	1,298,967
		1,566,987
	AIRLINES - 0.2%
5,900	United Continental Holdings, Inc. *+	338,070

	APPAREL - 1.1%
3,000	Michael Kors Holdings Ltd. *	120,180
23,864	Nike, Inc. +	1,491,500
		1,611,680
	AUTO PARTS & EQUIPMENT - 1.1%
13,442	Visteon Corp. *+	1,539,109

	BANKS - 8.2%
23,660	Bank of New York Mellon Corp. +	975,265
24,058	Citigroup, Inc. +	1,245,002
97,777	Citizens Financial Group, Inc. +	2,560,780
5,245	Comerica, Inc. +	219,398
11,217	Comerica, Inc. #	157,150
7,686	Commerce Bancshares, Inc. +	326,962
9,877	East West Bancorp., Inc. +	410,488
19,801	Evans Bancorp, Inc. +	504,926
11,298	FCB Financial Holdings, Inc. *+	404,355
41,073	Fifth Third Bancorp. +	825,567
24,553	First Foundation, Inc. *+	579,205
14,524	Legacy Texas Financial Group, Inc. +	363,390
17,599	Merchants Bancshares, Inc. +	554,193
27,508	QCR Holdings, Inc. +	668,169
10,344	Seacost Banking Corp.*+	154,953
12,735	Stonegate Bank +	418,472
6,913	SVB Financial Group *+	821,956
13,223	Veritex Holdings, Inc. *+	214,345
9,346	Wells Fargo & Co. +	508,049
		11,912,625
	BEVERAGES - 0.9%
8,593	Brown-Forman Corp.	853,113
5,255	Heineken NV	449,742
		1,302,855
	BIOTECHNOLOGY - 1.1%
6,238	Dynavax Technologies Corp. *+	150,710
11,300	Gilead Sciences, Inc. +	1,143,447
2,581	Incyte Corp. *+	279,909
		1,574,066
	BUILDING MATERIALS - 0.9%
9,854	Martin Marietta Materials, Inc.	1,345,859

	CHEMICALS - 4.6%
11,093	Agrium, Inc.	991,049
11,093	Monsanto Co.	1,092,882
7,640	Sherwin Williams Co. +	1,983,344
26,811	W.R. Grace & Co. *	2,670,107
		6,737,382

The accompanying notes are an integral part of these financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Shares		Value
	COMMERCIAL SERVICES - 3.5%
26,648	Aramark Holdings Corp. +	$859,398
47,566	Green Dot Corp. *+	781,034
14,408	Moody’s Corp. +	1,445,699
12,405	Net 1 EUPS Technologies, Inc. *+	167,591
20,097	SEI Investments Co. +	1,053,083
58,293	Travelport Worldwide Ltd. +	751,980
		5,058,785
	COMPUTERS - 1.6%
6,756	Amdocs Ltd.	368,675
9,000	Apple, Inc. +	947,340
17,284	Western Digital Corp. +	1,037,904
		2,353,919
	DIVERSIFIED FINANCIAL SERVICES - 7.3%
12,611	AerCap Holdings NV *+	544,291
37,033	Charles Schwab Corp. +	1,219,497
257	Credit Acceptance Corp. *	55,003
7,491	Discover Financial Services +	401,667
63,705	Fly Leasing Ltd. - ADR	869,573
37,318	Marlin Business Services Corp. +	599,327
9,782	MasterCard, Inc. - Class A +	952,376
19,658	Nelnet, Inc. +	659,919
42,410	Northstar Asset Management Group, Inc. +	514,857
5,332	OneMain Holdings, Inc. *	221,491
29,534	Santander Consumer USA Holdings, Inc. *+	468,114
73,674	Synchrony Financial *+	2,240,426
23,719	Visa, Inc.	1,839,408
		10,585,949
	ELECTRONICS - 0.4%
22,906	On Track Innovations Ltd. * +	10,308
29,865	Trimble Navigation Ltd. *	640,604
		650,912
	ENERGY - ALTERNATE SOURCES - 0.5%
34,132	Green Plains, Inc.	781,623

	FOOD - 4.6%
8,533	Calavo Growers, Inc.	418,117
26	Chocoladefabriken Lindt & Sprungli AG	1,938,182
13,459	Kraft Heinz Co.	979,277
5,282	Mondelez International, Inc.	236,845
23,039	Post Holdings, Inc. *	1,421,506
27,306	Tyson Foods, Inc.	1,456,229
10,000	X5 Retail Group NV- GDR *	189,500
		6,639,656
	HEALTHCARE-PRODUCTS - 3.5%
11,586	Becton Dickinson & Co.	1,785,287
10,303	Danaher Corp.	956,943
18,549	IDEXX Laboratories, Inc. *+	1,352,593
23,758	TearLab Corp. *+	33,024
7,062	Thermo Fisher Scientific, Inc. +	1,001,745
		5,129,592
	HEALTHCARE-SERVICES - 2.0%
6,483	Aetna, Inc. +	700,942
69,143	Brookdale Senior Living, Inc. *+	1,276,380
400	Humana, Inc.	71,404
29,979	Tenet Healthcare Corp. *	908,364
		2,957,090

The accompanying notes are an integral part of these financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Shares		Value
	HOME BUILDERS - 0.2%
21,462	New Home Co., Inc. *+	$278,148

	INSURANCE - 3.0%
27,050	American International Group, Inc. +	1,676,289
13,471	Chub Ltd.	1,574,086
10,711	Essent Group Ltd. *+	234,464
22,305	XL Group PLC +	873,910
		4,358,749
	INTERNET - 3.1%
1,333	Alphabet, Inc. *+	1,037,087
40,686	Bankrate, Inc. *+	541,124
14,990	Facebook, Inc. *+	1,568,853
28,365	Wayfair, Inc. *+	1,350,741
1,000	Yahoo!, Inc. *+	33,260
3,000	Yandex NV *+	47,160
		4,578,225
	LEISURE TIME - 0.6%
14,990	Norwegian Cruise Line Holdings Ltd. *+	878,414

	LODGING - 0.6%
38,844	Hilton Worldwide Holdings, Inc. +	831,262

	MACHINERY-DIVERSIFIED - 0.7%
55,464	Briggs & Stratton Corp.	959,527
3,000	BWX Technologies, Inc. +	95,310
		1,054,837
	MEDIA - 1.6%
2,695	Liberty Global PLC *+	111,494
13,324	Time Warner, Inc.	861,663
13,479	Walt Disney Co.	1,416,373
		2,389,530
	OIL & GAS - 0.5%
6,000	BP PLC - ADR +	187,560
11,100	Gazprom PAO - ADR	40,737
110,000	Petroleo Brasileiro SA - ADR *+	473,000
		701,297
	PHARMACEUTICALS - 6.9%
2,300	ACADIA Pharmaceuticals, Inc. *+	81,995
2,000	Aerie Pharmaceuticals, Inc. *+	48,700
7,735	Allergan Plc *	2,417,188
26,900	Amicus Therapeutics, Inc. *+	260,930
41,350	Axovant Sciences Ltd. *	745,540
4,600	Baxalta, Inc. +	179,538
28,534	Endo International PLC *+	1,746,851
7,442	Ipsen SA	493,230
9,300	Mallinckrodt PLC *+	694,059
22,186	Phibro Animal Health Corp.	668,464
4,408	Relypsa, Inc. *+	124,923
9,500	Teva Pharmaceutical Industries Ltd. - ADR +	623,580
8,000	Valeant Pharmaceuticals International, Inc. *+	813,200
15,000	Vanda Pharmaceuticals, Inc. *+	139,650
22,186	Zoetis, Inc.	1,063,153
		10,101,001
	REITS - 0.9%
39,028	Bluerock Residential Growth REIT, Inc.	462,482
13,014	NorthStar Realty Europe Corp.	153,695
38,466	NorthStar Realty Finance Corp. +	655,068
		1,271,245

The accompanying notes are an integral part of these financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Shares		Value
	RETAIL - 15.7%
51,198	American Eagle Outfitters, Inc.	$793,569
25,766	AutoNation, Inc. *	1,537,200
2,314	AutoZone, Inc. *+	1,716,780
6,184	Buffalo Wild Wings, Inc. *+	987,276
1,877	Chipotle Mexican Grill, Inc. *	900,678
13,140	Costco Wholesale Corp.	2,122,110
11,674	Domino’s Pizza, Inc.	1,298,733
18,773	Habit Restaurant, Inc. *	432,905
30,985	Home Depot, Inc. +	4,097,766
11,434	Jack in the Box, Inc.	877,102
10,240	Lithia Motors, Inc.	1,092,301
110,929	Luby’s, Inc. *	495,853
13,429	Lumber Liquidators Holdings, Inc. *+	233,127
8,533	McDonald’s Corp.	1,008,089
3,886	O’Reilly Automotive, Inc. *+	984,790
51,546	Sonic Corp. +	1,665,451
14,506	Tractor Supply Co.	1,240,263
23,892	Vitamin Shoppe, Inc. *	781,268
2,579	Walgreens Boots Alliance, Inc.	219,615
12,058	Zoe’s Kitchen, Inc. *	337,383
		22,822,259
	SAVINGS & LOAN - 0.1%
5,745	LaPorte Bancorp, Inc. +	87,324

	SEMICONDUCTORS - 2.0%
36,342	Qorvo, Inc. *+	1,849,808
21,500	Qualcomm, Inc. +	1,074,677
		2,924,485
	SOFTWARE - 4.0%
33,702	Activision Blizzard, Inc.	1,304,604
10,244	Acxiom Corp. *+	214,304
48,537	Cornerstone OnDemand, Inc. *+	1,675,983
30,123	Qlik Technologies, Inc. *	953,694
21,611	Salesforce.com, Inc. *+	1,694,302
		5,842,887
	STORAGE / WAREHOUSING - 0.7%
59,731	Green Plains Partners LP	970,629

	TELECOMMUNICATIONS - 0.3%
12,605	Cisco Systems, Inc. +	342,289
5,885	Telecom Italia SpA - ADR +	60,616
		402,905
	TEXTILES - 0.6%
4,690	Mohawk Industries, Inc. *+	888,239

	TRANSPORTATION - 2.1%
44,517	CAI International, Inc. *+	448,731
9,045	FedEx Corp.	1,347,615
15,211	Union Pacific Corp. +	1,189,500
		2,985,846
	WATER - 0.2%
22,712	PICO Holdings, Inc. *+	234,388

	TOTAL COMMON STOCK (Cost - $119,151,803)	125,687,829

The accompanying notes are an integral part of these financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

		Dividend Rate
Shares		(%)	Maturity	Value
	PREFERRED STOCK - 0.6%
	PHARMACEUTICALS - 0.6%
820	Allergen PLC
	TOTAL PREFERRED STOCK (Cost $834,685)	5.5000	3/1/2018	$844,748

Number of
Contracts **			Expiration
	PURCHASED OPTIONS - 0.0% *
	CALL OPTIONS - 0.0%
26	Astoria Financial Corp., @ $12.50		Apr-16	8,645
55	Astoria Financial Corp., @ $15.00		Apr-16	7,700
60	First Niagara Financial Group, @ $10.00		Apr-16	6,150
				22,495

	PUT OPTIONS - 0.0%
88	Intersections, Inc., @ $5.00		Jan-16	19,360

	TOTAL PURCHASED OPTIONS (Cost - $53,436)			41,855

	TOTAL INVESTMENTS - 87.0% (Cost - $120,039,924) (a)			$126,574,432
	OTHER ASSETS LESS LIABILITIES - 13.0%			18,964,644
	NET ASSETS - 100.0%			$145,539,076

Shares
	SECURITIES SOLD SHORT - (55.8)%
	COMMON STOCK - (37.2)%
	AGRICULTURE - (0.4)%
(7,680)	Andersons, Inc.			$(242,918)
(10,240)	Archer-Daniels-Midland Co.			(375,603)
				(618,521)
	AIRLINES - (0.2)%
(2,825)	Copa Holdings SA			(136,335)
(4,660)	JetBlue Airways Corp. *			(105,549)
				(241,884)
	APPAREL - (0.6)%
(18,161)	Deckers Outdoor Corp. *			(857,199)

	AUTO MANUFACTURERS - (0.2)%
(1,260)	Tesla Motors, Inc. *			(302,413)

	AUTO PARTS & EQUIPMENT - (1.2)%
(15,668)	Dorman Products, Inc. *			(743,760)
(21,651)	Mobileye NV *			(915,404)
(35,838)	Titan International, Inc.			(141,202)
				(1,800,366)
	BANKS - (4.8)%
(9,973)	ConnectOne Bancorp, Inc.			(186,395)
(6,064)	Cullen/Frost Bankers, Inc.			(363,840)
(13,242)	First Financial Bankshares, Inc.			(399,511)
(4,989)	First Republic Bank			(329,573)
(14,324)	Goldman Sachs Group, Inc.			(2,581,615)
(9,546)	Opus Bank			(352,916)
(6,524)	PacWest Bancorp			(281,184)
(5,822)	PrivateBancorp, Inc.			(238,819)
(5,807)	Prosperity Bancshares, Inc.			(277,923)
(28,157)	Umpqua Holdings Corp.			(447,696)
(11,179)	United Bankshares, Inc.			(413,511)
(48,227)	Valley National Bancorp			(475,036)
(13,648)	Westamerica Bancorporation			(638,044)
				(6,986,063)

The accompanying notes are an integral part of these financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Shares		Value
	BEVERAGES - (0.2)%
(22,186)	DavidsTea, Inc. *	$(274,885)

	BUILDING MATERIALS - (0.4)%
(1,875)	Martin Marietta Materials, Inc.	(256,088)
(3,500)	Vulcan Materials Co.	(332,395)
		(588,483)
	CHEMICALS - (1.3)%
(54,611)	AgroFresh Solutions, Inc. *	(345,688)
(33,279)	America Vanguard Corp.	(466,239)
(29,366)	CVR Partners LP - MLP	(235,222)
(9,641)	Mosaic Co.	(265,995)
(20,479)	Platform Specialty Products Corp. *	(262,746)
(14,358)	Potash Corp of Saskatechwan, Inc.	(245,809)
		(1,821,699)
	COMPUTERS - (0.6)%
(8,327)	Apple, Inc.	(876,500)

	DISTRIBUTION/WHOLESALE - (1.1)%
(7,770)	WW Grainger, Inc.	(1,574,124)

	DIVERSIFIED FINANCIAL SERVICES - (3.7)%
(13,512)	American Express Co.	(939,760)
(6,445)	Credit Acceptance Corp. *	(1,379,359)
(3,000)	Federal Agricultural Mortgage Corp.	(94,710)
(5,478)	Franklin Resources, Inc.	(201,700)
(9,200)	Janus Capital Group, Inc.	(129,628)
(81,865)	Ladenburg Thalmann Financial Services, Inc. *	(225,947)
(38,171)	LendingClub Corp. *	(1,627,993)
(9,869)	T. Rowe Price Group, Inc.	(705,535)
(6,100)	WisdomTree Investments, Inc.	(95,648)
(1,169)	World Acceptance Corp.	(43,370)
		(5,443,650)
	ELECTRONICS - (0.6)%
(4,500)	Corning, Inc.	(82,260)
(49,715)	Gentex Corp.	(795,937)
		(878,197)
	ENERGY-ALTERNATE SOURCES - (0.2)%
(23,589)	Renewable Energy Group, Inc. *	(219,142)

	FOOD - (1.7)%
(25,599)	Amira Nature Foods Ltd.	(233,207)
(10,240)	B & G Foods, Inc.	(358,605)
(37,545)	Darling Ingredients, Inc. *	(394,973)
(17,066)	Fresh Market, Inc. *	(399,686)
(6,154)	General Mills, Inc.	(354,840)
(15,384)	Pilgrim’s Pride Corp.	(339,832)
(4,447)	TreeHouse Foods, Inc. *	(348,912)
		(2,430,055)
	HOME BUILDERS - (0.2)%
(2,500)	CalAtlantic Group, Inc.	(94,800)
(3,275)	Lennar Corp.	(160,180)
(4,680)	PulteGroup, Inc.	(83,398)
		(338,378)
	HOUSEHOLD PRODUCTS WARES - (0.1)%
(13,333)	SodaStream International Ltd. *	(217,461)

	INSURANCE - (1.8)%
(227,581)	Genworth Financial, Inc. - Class A *	(848,877)
(54,934)	progressive Corp.	(1,746,901)
		(2,595,778)

The accompanying notes are an integral part of these financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Shares		Value
	INTERNET - (1.1)%
(3,331)	LinkedIn Corp. *	$(749,741)
(7,328)	Netflix, Inc. *	(838,177)
		(1,587,918)
	INVESTMENT COMPANIES - (0.3)%
(16,856)	Main Street Capital Corp.	(490,172)

	LEISURE TIME - (0.9)%
(33,279)	Fox Factory Holding Corp. *	(550,102)
(16,655)	Harley-Davidson, Inc.	(755,970)
		(1,306,072)
	LODGING - (0.8)%
(10,066)	Diamond Resorts International, Inc. *	(256,784)
(13,324)	Marriott International, Inc.	(893,241)
		(1,150,025)
	MACHINERY-CONSTRUCTION & MINING - (1.4)%
(29,075)	Caterpillar Inc.	(1,975,937)

	MACHINERY-DIVERSIFIED - (1.0)%
(6,826)	AGCO Corp.	(309,832)
(51,198)	CNH industrial NV	(350,194)
(9,698)	Deere & Co.	(739,666)
		(1,399,692)
	METAL FABRICATE/HARDWARE - (0.3)%
(4,266)	Valmont Industries Inc.	(452,281)

	MISCELLANEOUS MANUFACTURING - (2.6)%
(76,960)	Colfax Corp. *	(1,797,016)
(4,000)	Dover Corp.	(245,240)
(18,541)	Parker-Hannifin Corp.	(1,798,106)
		(3,840,362)
	OIL & GAS - (0.5)%
(32,200)	Bill Barrett Corp. *	(126,546)
(7,100)	Continental Resources, Inc. *	(163,158)
(18,400)	Oasis Petroleum, Inc. *	(135,608)
(30,000)	Stone Energy Corp.	(128,700)
(15,000)	Whiting Petroleum Corp.	(141,600)
		(695,612)
	PHARMACEUTICALS - (0.2)%
(7,400)	AstraZeneca PLC	(251,230)

	REAL ESTATE - (0.1)%
(4,680)	Realogy Holdings Corp. *	(171,616)

	REITS - (0.5)%
(11,472)	Hudson Pacific Properties, Inc.	(322,822)
(12,835)	NorthStar Realty Europe Corp.	(151,581)
(14,223)	Pennsylvania Real Estate Investment Trust	(311,057)
		(785,460)
	RETAIL - (4.7)%
(7,168)	Cabela’s, Inc. *	(334,961)
(11,509)	Cash America International, Inc.	(344,695)
(29,865)	Del Frisco’s Restaurant Group, Inc. *	(478,437)
(32,425)	Del Taco Restaurants, Inc. *	(345,326)
(11,110)	Fiesta Restaurant Group, Inc. *	(373,296)
(16,900)	Kohl’s Corp.	(804,947)
(32,425)	Noodles & Co. *	(314,198)

The accompanying notes are an integral part of these financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Shares		Value
	RETAIL (Continued) - (4.7)%
(16,655)	Nordstrom, Inc.	$(829,586)
(45,630)	Nu Skin Enterprises, Inc.	(1,728,921)
(18,320)	Target Corp.	(1,330,215)
		(6,884,582)
	SAVINGS & LOANS - (1.4)%
(17,501)	Investors Bancorp, Inc.	(217,713)
(30,073)	New York Community Bancorp, Inc.	(490,791)
(16,824)	Oritani Financial Corp.	(277,596)
(36,269)	People’s United Financial, Inc.	(585,744)
(19,259)	Washington Federal, Inc.	(458,942)
		(2,030,786)
	SOFTWARE - (2.0)%
(10,472)	ANSYS, Inc. *	(968,660)
(5,159)	Athenahealth, Inc. *	(830,444)
(9,993)	First Data Corp. *	(845,608)
(17,101)	NetSuite, Inc. *	(273,958)
		(2,918,670)
	TRANSPORTATION - (0.1)%
(2,000)	Atlas Air Worldwide Holdings Inc *	(82,680)

	TOTAL COMMON STOCK (Proceeds - $57,664,063)	(54,087,893)
	EXCHANGE TRADED FUNDS - (18.6)%
	COMMODITY FUNDS - (0.7)%
(12,000)	iShares Silver Trust *	(158,280)
(8,000)	SPDR Gold Shares *	(811,680)
		(969,960)
	EQUITY FUNDS - (17.9)%
(56,321)	Financial Select Sector SPDR Fund	(1,339,313)
(20,000)	iShares MSCI Eurozone ETF	(700,800)
(8,000)	iShares MSCI Mexico Capped ETF	(398,640)
(2,000)	iShares Nasdaq Biotechnology ETF	(676,660)
(9,750)	iShares Russell 2000 ETF	(1,096,972)
(5,000)	iShares Russell 2000 Growth ETF	(697,050)
(5,000)	Powershares QQQ Trust Series 1	(559,300)
(8,200)	SPDR S&P Biotech ETF	(574,656)
(11,103)	SPDR S&P Homebuilders ETF	(379,501)
(90,500)	SPDR S&P500 ETF Trust	(18,452,045)
(25,000)	WisdomTree Japan Hedged Equity Fund	(1,252,000)
		(26,126,937)

	TOTAL EXCHANGE TRADED FUNDS - (Proceeds - $27,097,763)	(27,096,897)

	TOTAL SECURITIES SOLD SHORT (Proceeds - $84,761,826) (a)	(81,184,790)

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

MLP	Master Limited Partnership

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

*	Non-income producing security.

**	Each option contract allows the holder of the option to sell 100 shares of the underlying security.

#	Warrant

+	All or part of the security was held as collateral for securities sold short as of December 31, 2015.

(a)	Represents cost for financial reporting purpose. Aggregate cost for federal tax purposes (excluding securities sold short and including purchase options) is $121,614,021 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$10,626,626
Unrealized Depreciation:	(5,666,215)
Net Unrealized Appreciation:	$4,960,411

The accompanying notes are an integral part of these financial statements.

Altegris Fixed Income Long Short Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2015

The Fund’s performance figures* for the periods ended December 31, 2015, compared to its benchmark:

		Annualized
		Since Inception	Since Inception
	One Year	February 28, 2013	February 26, 2014
Altegris Fixed Income Long Short Fund - Class A	(5.91)%	0.92%	N/A
Altegris Fixed Income Long Short Fund - Class A with load **	(11.28)%	(1.16)%	N/A
Altegris Fixed Income Long Short Fund - Class C	(6.70)%	N/A	(2.68)%
Altegris Fixed Income Long Short Fund - Class I	(5.76)%	1.13%	N/A
Altegris Fixed Income Long Short Fund - Class N	(6.03)%	0.85%	N/A
HFRX Fixed Income - Credit Index ***	(4.38)%	(0.58)%	(4.29)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total operating expense ratios before waiver, per the Fund’s prospectus dated September 17, 2015, are 2.61%, 3.45%, 2.39% and 2.64% for Class A, Class C, Class I and Class N shares, respectively. Class A shares are subject to a maximum sales charge of 4.75% imposed on purchases. Class A and Class C shares may be subject to a contingent deferred sales charge of up to 1.00% on certain redemptions. All share classes are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-524-9441.

**	Class A with load total return is calculated using the maximum sales charge of 4.75%. Before September 1, 2014, Fund shares were sold with a maximum intial sales charge of 5.75% and did not apply to purchases of $1,000,000 and over.

***	HFRX Fixed Income - Credit Index: Includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including corporate, sovereign, distressed, convertible, asset backed, capital structure arbitrage, multi-strategy and other relative value and event driven sub-strategies. The index includes funds that have at least $50 million under management and a 24-month track record (typical). Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | February 28, 2013– December 31, 2015
Past performance is not necessarily indicative of future results.

*****	Initial investment has been adjusted for the maximum sales charge of 4.75%.

Top Ten Holdings by Industry *	% of Net Assets
Mortgage Backed Securities	22.8%
Asset Backed Securities	17.5%
Telecommunications	11.3%
Internet	10.0%
Software	7.2%
Pharmaceuticals	5.8%
Insurance	4.5%
Commercial Services	4.4%
Environmental Control	4.1%
Healthcare - Services	3.6%
Other Assets Less Liabilities	8.8%
100.0%

*	The holdings by sector detailed does not include derivative exposure.

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS
December 31, 2015

Principal
Amount ($)		Yield (%)	Maturity	Value
	BONDS & NOTES - 45.0%
	AGRICULTURE - 0.2%
199,000	Vector Group Ltd.	7.7500	2/15/2021	$209,945

	AUTO PARTS & EQUIPMENT - 0.9%
1,750,000	Titan International, Inc.	6.8750	10/1/2020	1,303,750

	BANKS - 1.1%
1,100,000	Lloyds TSB Bank PLC (a,b,c)	12.0000	Perpetual	1,558,480

	BIOTECHNOLOGY - 1.2%
2,000,000	AMAG Pharmaceuticals, Inc. (b)	7.8750	9/1/2023	1,760,000

	CHEMICALS - 1.7%
1,250,000	Cornerstone Chemical Co. (b)	9.3750	3/15/2018	1,237,500
500,000	Cornerstone Chemical Co. (a)	9.3750	3/15/2018	495,000
750,000	HIG BBC Intermediate Holdings LLC / HIG BBC Holdings Corp. (a,b,c,d)	10.5000	9/15/2018	708,750
				2,441,250
	COMMERCIAL SERVICES - 1.2%
2,000,000	Constellis Holdings LLC / Constellis Finance Corp. (b)	9.7500	5/15/2020	1,640,000

	COMPUTERS - 1.8%
2,794,000	Everi Payments, Inc.	10.0000	1/15/2022	2,458,720

	DIVERSIFIED FINANCIAL SERVICES - 1.3%
2,000,000	ILFC E- Capital Trust II (a,b,c)	4.7400	12/21/2065	1,840,000

	ELECTRONICS - 1.6%
2,250,000	Interface Master Holdings, Inc. (a,b,d)	12.5000	8/1/2018	2,182,500

	ENGINEERING & CONSTRUCTION - 1.1%
1,650,000	Michael Baker International LLC / CDL Acquisition Co., Inc. (a,b)	8.2500	10/15/2018	1,485,000

	ENTERTAINMENT - 2.3%
3,085,000	International Game Technology (a)	7.5000	6/15/2019	3,300,333

	ENVIRONMENTAL CONTROL - 1.3%
3,000,000	Tervita Corp. (b)	8.0000	11/15/2018	1,860,000

	HEALTHCARE - SERVICES - 3.6%
3,600,000	Covenant Surgical Partners, Inc. (b)	8.7500	8/1/2019	3,510,000
1,500,000	inVentiv Health, Inc. (a,b)	9.0000	1/15/2018	1,537,500
				5,047,500
	INSURANCE - 1.8%
3,000,000	Genworth Financial, Inc. - Class A (a)	7.6250	9/24/2021	2,491,350

	INTERNET - 1.4%
2,000,000	Blue Coat Holdings, Inc. (b)	8.3750	6/1/2023	2,010,000

	IRON / STEEL - 1.4%
2,324,000	Optima Specialty Steel, Inc. (b)	12.5000	12/15/2016	1,963,780

	LODGING - 1.4%
2,794,000	Chester Downs & Marina LLC / Chester Downs Finance Corp. (b)	9.2500	2/1/2020	1,990,725

	OIL & GAS - 1.1%
3,100,000	Pacific Drilling V Ltd. (b)	7.2500	12/1/2017	1,596,500
	OIL & GAS SERVICES - 1.3%
2,900,000	Seitel, Inc.	9.5000	4/15/2019	1,885,000

	PHARMACEUTICALS - 2.5%
500,000	Valeant Pharmaceuticals International, Inc. (b)	6.7500	8/15/2018	495,500
1,250,000	Valeant Pharmaceuticals International, Inc. (b)	6.3750	10/15/2020	1,206,250
2,000,000	Valeant Pharmaceuticals International, Inc. (b)	5.8750	5/15/2023	1,785,000
				3,486,750
	REAL ESTATE - 1.3%
2,000,000	Hunt Co., Inc. (a,b)	9.6250	3/1/2021	1,810,000

	SOFTWARE - 1.6%
2,250,000	Interface Security Systems Holdings, Inc. (a)	9.2500	1/15/2018	2,205,000

The accompanying notes are an integral part of these financial statements.

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Principal
Amount ($)		Yield (%)	Maturity	Value
	TELECOMMUNICATIONS - 9.5%
5,450,000	Avanti Communications Group PLC (b)	10.0000	10/1/2019	$4,264,625
2,500,000	H2C Holdings, Inc. (a,b)	11.0000	12/1/2019	2,287,500
1,650,000	Intelsat Luxembourg SA (a)	6.7500	6/1/2018	1,221,000
1,750,000	Millicom International Cellular SA (a,b)	6.6250	10/15/2021	1,639,750
500,000	Millicom International Cellular SA	6.6250	10/15/2021	468,500
1,000,000	Nortel Networks Ltd. (a,e)	10.7500	7/15/2016	892,500
2,650,000	Trilogy International Partners LLC / Trilogy International Finance, Inc. (b)	10.2500	8/15/2016	2,583,750
				13,357,625
	TRANSPORTATION - 2.4%
1,000,000	CEVA Group PLC (b)	7.0000	3/1/2021	830,000
2,456,000	Overseas Shipholding Group, Inc.	8.1250	3/30/2018	2,505,120
				3,335,120

	TOTAL BONDS & NOTES (Cost - $70,923,671)			63,219,328

	CONVERTIBLE BONDS - 20.2%
	COMMERCIAL SERVICES - 3.2%
2,000,000	Albany Molecular Research, Inc. (a)	2.2500	11/15/2018	2,756,600
1,750,000	Live National Entertainment, Inc. (a)	2.5000	5/15/2019	1,779,531
				4,536,131
	ENERGY-ALTERNATE SOURCES - 0.6%
2,125,000	SunEdison, Inc. (a,b)	0.2500	1/15/2020	881,875

	INSURANCE - 2.7%
3,250,000	MGIC Investment Corp. (a,b)	9.0000	4/1/2063	3,786,250

	INTERNET - 4.2%
2,000,000	J2 Global, Inc. (a)	3.2500	6/15/2029	2,656,000
2,750,000	Priceline Group, Inc. (a)	0.3500	6/15/2020	3,270,781
				5,926,781
	PHARMACEUTICALS - 1.1%
1,500,000	Jazz Investments Ltd (a)	1.8750	8/15/2021	1,568,055

	SEMICONDUCTORS - 1.0%
1,250,000	NXP Semiconductors NV (a)	1.0000	12/1/2019	1,369,531

	SOFTWARE - 5.6%
2,000,000	Nuance Communications, Inc. (a,b)	1.0000	12/15/2035	1,923,750
2,750,000	Salesforce.com, Inc. (a)	0.2500	4/1/2018	3,564,825
500,000	Workday, Inc. - Class A (a)	0.7500	7/15/2018	570,938
1,500,000	Workday, Inc. - Class A	1.5000	7/15/2020	1,792,500
				7,852,013
	TELECOMMUNICATIONS - 1.8%
1,500,000	Palo Alto Networks, Inc. ^		7/1/2019	2,491,875

	TOTAL CONVERTIBLE BONDS (Cost - $28,897,217)			28,412,511

	MORTGAGE BACKED SECURITIES - 22.8%
	U.S. GOVERNMENT AGENCY - 22.8%
14,334,341	Fannie Mae 2012-16 SQ (c,f)	6.1235	11/25/2041	2,965,273
7,103,563	Fannie Mae 2012-33 XS (c,f)	6.0235	4/25/2042	1,149,823
7,016,433	Fannie Mae 2012-103 TS (c,f)	6.1235	9/25/2042	1,564,088
3,866,183	Fannie Mae 2012-118 IN (f)	3.5000	11/25/2042	764,616
13,963,142	Fannie Mae 2012-147 WI (f)	4.0000	1/25/2033	2,166,634
8,155,104	Fannie Mae 2013-70 EI (f)	3.0000	7/25/2028	897,138
1,559,630	Fannie Mae 2014-81 JS (c,f)	5.6784	12/25/2044	273,672
5,722,551	Freddie Mac 3122 DS (c,f)	6.2745	3/15/2036	865,722
9,831,976	Freddie Mac 3747 CS (c,f)	6.0745	10/15/2040	1,934,210
12,448,078	Freddie Mac 3904 HS (c,f)	6.0245	8/15/2041	2,263,974
25,884,869	Freddie Mac 3960 SL (c,f)	6.0745	11/15/2041	4,774,806
14,535,999	Freddie Mac 3972 US (c,f)	5.5245	12/15/2041	2,385,909
11,260,047	Freddie Mac 4096 SM (c,f)	5.6245	8/15/2041	2,749,170
26,768,577	Freddie Mac 4108 SC (c,f)	5.6745	9/15/2042	5,990,128
85,850,250	Government National Mortgage Association 2013-180 LI (c,f)	0.2746	11/16/2043	1,285,454
	TOTAL MORTGAGE BACKED SECURITIES (Cost- $32,036,899)			32,030,617

The accompanying notes are an integral part of these financial statements.

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Principal
Amount ($)		Yield (%)	Maturity	Value
	ASSET BACKED SECURITIES - 17.5%
9,264,480	ACE Securities Corp Home Equity Loan Trust Series 2006-FM2 A2C (c)	0.5816	8/25/2036	$3,356,917
4,697,170	Asset Backed Securities Corp Home Equity Loan Trust Series NC 2006-HE4 M1 (c)	0.7316	5/25/2036	2,882,558
969,898	Countrywide Asset-Backed Certificates 2006-24 2A4 (c)	0.6416	6/25/2047	541,944
2,127,283	Countrywide Asset-Backed Certificates 2007-3 2A4 (c)	0.7416	5/25/2047	904,298
1,991,888	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D M2 (c)	0.8916	3/25/2036	567,526
4,000,000	HSI Asset Securitization Corp Trust 2006-OPT4 M1 (c)	0.7316	3/25/2036	1,935,198
270,134	Morgan Stanley ABS Capital I Inc Trust 2006-HE6 A2B (c)	0.5216	9/25/2036	121,958
823,990	Morgan Stanley ABS Capital I Inc Trust 2006-HE6 A2C (c)	0.5716	9/25/2036	376,084
926,490	Morgan Stanley ABS Capital I Inc Trust 2006-NC5 A2D (c)	0.6516	10/25/2036	575,954
4,499,782	Morgan Stanley ABS Capital I Inc Trust 2007-HE5 A2A (c)	0.5316	3/25/2037	2,505,009
3,355,045	Morgan Stanley ABS Capital I Inc Trust 2007-HE5 A2C (c)	0.6716	3/25/2037	1,903,093
2,598,993	Morgan Stanley ABS Capital I Inc Trust 2007-NC2 A2D (c)	0.7516	2/25/2037	1,459,322
2,483,633	Morgan Stanley ABS Capital I Inc Trust 2007-NC3 A2B (c)	0.5616	5/25/2037	1,707,711
1,267,396	Morgan Stanley Home Equity Loan Trust 2007-1 A2 (c)	0.5216	12/25/2036	707,996
2,058,255	Saxon Asset Securities Trust 2007-2 A2B (c)	0.6016	5/25/2047	1,411,898
8,330,242	Soundview Home Loan Trust 2006-OPT3 (c)	0.7316	6/25/2036	3,604,981
	TOTAL ASSET BACKED SECURITIES (Cost- $26,840,301)			24,562,447

	BANK LOANS - 4.4%
	INTERNET - 4.4%
1,650,000	Active Network, Inc. (c)	9.5000	11/15/2021	1,548,253
2,000,000	iParadigms Holdings LLC (c)	8.2500	7/31/2022	1,960,000
2,560,989	Manwin Licensing Intl SARL (c)	14.0000	10/18/2018	2,618,611
	TOTAL BANK LOANS (Cost - $6,282,516)			6,126,864

Shares
	COMMON STOCK - 0.0%
	OIL & GAS - 0.0%
3,107	Halcon Resources Corp. * (a)			3,915
	TOTAL COMMON STOCK (Cost - $62,537)

		Dividend (%)
	PREFERRED STOCKS - 5.3%
	ENVIRONMENTAL CONTROL - 1.3%
20,000	Stericycle, Inc. (a)	5.2500	9/15/2018	1,832,200

	OIL & GAS- 0.0%
491	Halcon Resources Corp. (a)	5.7500	Perpetual	32,774

	PHARMACEUTICALS - 2.2%
3,000	Allergan PLC (a)	5.5000	3/1/2018	3,090,540

	REITS - 1.8%
25,000	American Tower Corp. (a)	5.5000	2/15/2018	2,525,000

	TOTAL PREFERRED STOCK (Cost - $8,110,702)			7,480,514

Number of
Contracts **		Expiration
	OPTIONS PURCHASED - 0.0% *
	PUT OPTIONS PURCHASED - 0.0%
500	iShares iBoxx $ High Yield Corporate Bond ETF @74.00	Jan-16	4,500
300	PowerShares QQQ Trust Series 1 @ $109.00	Jan-16	21,300
200	SPDR S&P 500 ETF Trust @ $200.00	Jan-16	26,600
	TOTAL OPTIONS PURCHASED (Cost - $156,898)		52,400

	TOTAL INVESTMENTS - 115.2% (Cost - $173,310,741) (g)		$161,888,596
	LIABILITIES IN EXCESS OF OTHER ASSETS - (15.2)%		(21,367,442)
	NET ASSETS - 100.0%		$140,521,154

Shares
	SECURITIES SOLD SHORT - (14.9)%
	COMMON STOCKS - (6.3)%
	COMMERCIAL SERVICES - (1.0)%
(54,000)	Albany Molecular Research, Inc.		(1,071,900)
(12,000)	Live Nation Entertainment, Inc.		(294,840)
			(1,366,740)
	ENERGY - ALTERNATE SOURCES - (0.2)%
(38,000)	SunEdison, Inc.		(193,420)

	ENVIRONMENTAL CONTROL - (0.4)%
(5,000)	Stericycle, Inc.		(603,000)

The accompanying notes are an integral part of these financial statements.

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Shares		Value
	INTERNET - (1.1)%
(8,200)	J2 Global, Inc.	$(675,024)
(700)	Priceline Group, Inc.	(892,465)
		(1,567,489)
	OIL & GAS - 0.0%
(1,886)	Halcon Resources Corp.	(2,376)

	PHARMACEUTICALS - (1.2)%
(4,100)	Allergan PLC	(1,281,250)
(2,800)	Jazz Pharmaceuticals PLC	(393,568)
		(1,674,818)
	REITS - (0.5)%
(7,600)	American Tower Corp.	(736,820)

	SEMICONDUCTORS - (0.2)%
(3,800)	NXP Semiconductors NV	(320,150)

	SOFTWARE - (1.2)%
(11,000)	Nuance Communications, Inc.	(218,790)
(14,700)	Salesforce.com, Inc.	(1,152,480)
(4,000)	Workday, Inc. - Class A	(318,720)
		(1,689,990)
	TELECOMMUNICATIONS - (0.5)%
(4,000)	Palo Alto Networks, Inc.	(704,560)

	TOTAL COMMON STOCK SOLD SHORT (Proceeds - $8,608,346)	(8,859,363)

		Interest (%)	Maturity
	REVERSE REPURCHASE AGREEMENTS - (8.6)%
(5,994,000)	JPM Repo	1.0200	1/6/2016	(5,994,000)
(6,030,000)	JPM Repo	2.0945	1/13/2016	(6,030,000)
	TOTAL REVERSE REPURCHASE AGREEMENTS(Proceeds - $12,024,000)			(12,024,000)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $20,632,346)			$(20,883,363)

Number of
Contracts **		Expiration
	OPTION WRITTEN - (0.0)% *
	PUT OPTION WRITTEN - (0.0)%
(200)	SPDR S&P 500 ETF @ $192.00 (Proceeds - $49,835)	Jan-16	$(7,600)

REIT - Real Estate Investment Trust

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates.

^	Zero coupon security. The rate shown is the effective rate at purchase.

*	Non income producing.

**	Each option contract allows the holder of the option to sell 100 shares of the underlying security.

(a)	All or part of the security was held as collateral for securities sold short as of December 31, 2015. These securities amounted to $50,923,539.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions. exempt from qualified institutional buyers. At December 31, 2015, these securities amounted to $50,374,985 or 35.9% of net assets.

(c)	Variable rate security - interest rate subject to period change. The rate shown is the effective rate as of December 31, 2015.

(d)	Paid in kind.

(e)	Security in default.

(f)	Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal Home Loan Mortgage Corp.(“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”) currently operate under a federal conservatorship.

(g)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding securities sold short) is $173,420,695 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$3,637,699
Unrealized Depreciation:	(15,169,798)
Net Unrealized Depreciation:	$(11,532,099)

The accompanying notes are an integral part of these financial statements.

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

OPEN OTC CREDIT DEFAULT SWAP AGREEMENTS - PROTECTION PURCHASED
						Upfront
						Payments	Unrealized
		Protection	Termination	Notional	Notional	Paid	Appreciation
Reference Entity	Counterparty	Premium Rate	Date	Principal	Value	(Received)	(Depreciation)
Arrow Electronics, Inc.	JP Morgan	(1.00%)	6/20/2018	$1,000,000	$1,018,820	$22,716	(41,536)
Campbell Soup Company	JP Morgan	(1.00%)	9/20/2020	1,000,000	1,031,820	(19,752)	(12,068)
Campbell Soup Company	JP Morgan	(1.00%)	6/20/2018	1,000,000	1,021,160	(18,022)	(3,138)
Campbell Soup Company	JP Morgan	(1.00%)	6/20/2019	1,000,000	1,027,170	(14,584)	(12,586)
Cardinal Health, Inc.	JP Morgan	(1.00%)	12/20/2019	1,000,000	1,034,310	(30,008)	(4,302)
Cardinal Health, Inc.	JP Morgan	(1.00%)	6/20/2018	1,000,000	1,022,860	(21,063)	(1,797)
Computer Associates Corp.	JP Morgan	(1.00%)	6/20/2018	1,000,000	1,016,310	7,825	(24,135)
Computer Associates Corp.	JP Morgan	(1.00%)	12/20/2019	1,000,000	1,016,026	—	(16,026)
Computer Sciences Corporation	JP Morgan	(1.00%)	6/20/2019	1,000,000	1,156,060	(205,913)	49,853
Computer Sciences Corporation	JP Morgan	(1.00%)	6/20/2018	1,000,000	1,017,710	26,487	(44,197)
Eastman Chemical Co.	JP Morgan	(1.00%)	6/20/2018	1,000,000	1,015,360	(3,954)	(11,406)
Eastman Chemical Co.	JP Morgan	(1.00%)	3/20/2020	1,000,000	1,011,060	(6,802)	(4,258)
Federated Department Stores, Inc.	JP Morgan	(1.00%)	6/20/2018	1,000,000	1,004,640	(1,479)	(3,161)
Federated Department Stores, Inc.	JP Morgan	(1.00%)	12/20/2019	1,000,000	979,060	(10,823)	31,763
Hasbro, Inc.	JP Morgan	(1.00%)	6/20/2019	1,000,000	1,014,810	(3,897)	(10,913)
Hasbro, Inc.	JP Morgan	(1.00%)	6/20/2019	1,000,000	1,014,810	(4,871)	(9,939)
Kohl’s Corp.	JP Morgan	(1.00%)	9/20/2019	1,500,000	1,496,550	22,238	(18,788)
New York Times Co.	JP Morgan	(1.00%)	12/20/2019	1,000,000	1,017,190	33,024	(50,214)
New York Times Co.	JP Morgan	(1.00%)	3/20/2020	1,000,000	1,015,260	25,964	(41,224)
Packaging Corporation of America	JP Morgan	(1.00%)	6/20/2018	1,000,000	1,014,620	12,193	(26,813)
Pitney Bowes, Inc.	JP Morgan	(1.00%)	9/20/2019	1,500,000	1,513,245	(3,647)	(9,598)
Quest Diagnostics Inc.	JP Morgan	(1.00%)	6/20/2018	1,000,000	1,017,530	10,747	(28,277)
Quest Diagnostics Inc.	JP Morgan	(1.00%)	6/20/2019	1,000,000	1,019,480	12,834	(32,314)
The Western Union Company	JP Morgan	(1.00%)	3/20/2019	500,000	504,255	19,602	(23,857)
The Western Union Company	JP Morgan	(1.00%)	6/20/2018	500,000	505,775	14,761	(20,536)
Tyson Foods, Inc.	JP Morgan	(1.00%)	6/20/2019	500,000	511,834	—	(11,834)
Xerox Corporation	JP Morgan	(1.00%)	12/20/2019	1,000,000	993,220	(13,440)	20,220
Xerox Corporation	JP Morgan	(1.00%)	3/20/2019	1,000,000	1,002,480	(951)	(1,529)
Xerox Corporation	JP Morgan	(1.00%)	9/20/2018	500,000	503,355	16,946	(20,301)
	NET UNREALIZED DEPRECIATION FROM CREDIT DEFAULT SWAPS						$(382,911)

OPEN CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS ON CREDIT INDICES
						Upfront
						Payments
		Protection	Termination	Notional	Notional	Paid	Unrealized
	Counterparty	Premium Rate	Date	Principal	Value	(Received)	Appreciation
Protection Purchased:
CDX.NA.IG.21 5-Year Index	JP Morgan	(1.00)%	12/20/2018	$1,000,000	$1,010,680	$(17,405)	$6,725
CDX.NA.IG.21 5-Year Index	JP Morgan	(1.00)%	12/20/2018	1,000,000	1,010,680	(17,528)	6,848
CDX.NA.IG.25 5-Year Index	JP Morgan	(1.00)%	12/20/2020	3,000,000	3,016,170	(8,447)	(7,723)
NET UNREALIZED APPRECIATION FROM CREDIT DEFAULT SWAPS ON CREDIT INDICES							$5,850

CENTRALLY CLEARED INTEREST RATE SWAPS
							Unrealized
	Pay/Receive	Fixed		Termination	Notional	Market	Appreciation
Floating Rate Index	Floating Rate	Rate	Counterparty	Date	Principal	Value	(Depreciation)
3-Month USD- LIBOR	Pay	1.82%	JP Morgan	4/3/2019	$4,180,000	$(48,419)	$(48,419)
3-Month USD- LIBOR	Pay	1.17%	JP Morgan	7/31/2017	17,000,000	(37,614)	(37,614)
3-Month USD- LIBOR	Pay	1.83%	JP Morgan	4/1/2019	15,000,000	(170,194)	(170,194)
3-Month USD- LIBOR	Pay	1.03%	JP Morgan	4/1/2017	19,500,000	(21,189)	(21,189)
3-Month USD- LIBOR	Pay	1.00%	JP Morgan	4/3/2017	5,430,000	(4,664)	(4,664)
3-Month USD- LIBOR	Receive	2.85%	JP Morgan	4/1/2024	10,620,000	623,281	623,281
3-Month USD- LIBOR	Pay	1.78%	JP Morgan	7/14/2020	50,000,000	(246,683)	(246,683)
NET UNREALIZED APPRECIATION FROM INTEREST RATE SWAPS							$94,518

The accompanying notes are an integral part of these financial statements.

Altegris/AACA Real Estate Long Short Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2015

The Fund’s performance figures* for the periods ended December 31, 2015, compared to its benchmarks:

			Annualized
	Fund Inception			Since Inception
	January 9, 2014	One Year	Three Year	February 1, 2011
Altegris/AACA Real Estate Long Short Fund - Class A	11.39%	(0.60)%	N/A	N/A
Altegris/AACA Real Estate Long Short Fund - Class A with load **	10.06%	(6.28)%	N/A	N/A
Altegris/AACA Real Estate Long Short Fund - Class I ***	11.50%	(0.31)%	10.76%	11.50%
Altegris/AACA Real Estate Long Short Fund - Class N	11.39%	(0.58)%	N/A	11.39%
S&P 500 Total Return Index ****	7.73%	1.38%	15.13%	11.89%
Dow Jones US Real Estate Total Return Index *****	13.63%	2.14%	9.77%	10.03%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total operating expense ratios before waiver, per the Fund’s prospectus dated April 30, 2015, are 3.17%, 2.99% and 3.17% for Class A, Class I and Class N shares, respectively. Class A share are subject to a maximum sales charge of 5.75% imposed on purchases. Load-waived purchases of Class A shares of $1 million or more are subject to a contingent deferred sales charge of 1.00% if redeemed within 18 months of purchase. All share classes are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-524-9441

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	The prior annual returns and performance track record that follows the Fund inception for Class I is that of the Predecessor Fund, American Asset Real Estate Securities Fund, L.P. which was managed by American Assets Investment Management, LLC, an affiliate and predecessor firm of AACA. The method used to calculate the Predecessor Fund’s performance differs from the Securities and Exchange Commission’s (“SEC”) standardized method of calculating performance because the Predecessor Fund employed monthly, rather than daily, valuation and this may produce different results. American Asset Real Estate Securities Fund, L.P. was not subject to certain investment restrictions, diversification requirements, limitations on leverage and other restrictions of the Investment Company Act of 1940 and of the Internal Revenue Code (“Code”), which if they had been applicable, might have adversely affected its performance.

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

*****	The Dow Jones US Real Estate Total Return Index is an unmanaged index considered to be representative of REITS and other companies that invest directly or indirectly in real estate, and reflects no deductions for fees, expenses or taxes. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | February 1, 2011– December 31, 2015
Past performance is not necessary indicative of future results.

Top Ten Holdings by Industry *	% of Net Assets
Diversified	24.1%
Warehouse	16.4%
Lodging	14.4%
Office Property	16.7%
Storage	11.6%
Engineering & Construction	6.8%
Manufactured Homes	6.8%
Electric	4.9%
Mortgage	4.5%
Agriculture	4.1%
Liabilities Less Other Assets	(10.3)%
100.0%

*	The holdings by industry detailed does not include Derivative exposure.

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

Altegris /AACA Real Estate Long Short Fund
PORTFOLIO OF INVESTMENTS
December 31, 2015

Shares		Value
	INVESTMENTS - 122.4%
	COMMON STOCK - 121.8%
	AGRICULTURE - 4.1%
901,957	Cadiz, Inc. * +	$4,744,294

	ELECTRIC - 4.9%
149,700	Brookfield Infrastructure Partners LP	5,675,127

	ENGINEERING & CONSTRUCTION - 6.8%
11,818,500	Louis XIII Holdings Ltd. *	3,217,599
43,518	SBA Communications Corp. * +	4,572,436
		7,790,035
	ENTERTAINMENT - 0.2%
1,369	Vail Resorts, Inc. +	175,218

	INSURANCE - 2.4%
203,981	Radian Group, Inc. +	2,731,306

	LODGING - 14.4%
240,431	Diamond Resorts International, Inc. * +	6,133,395
174,000	Hilton Worldwide Holdings, Inc. +	3,723,600
50	Las Vegas Sands Corp. +	2,192
294,446	MGM Resorts International * +	6,689,813
		16,549,000
	REITS-DIVERSIFIED - 23.5%
70,000	American Tower Corp. +	6,786,500
50,000	Crown Castle International Corp. +	4,322,500
22,941	Equinox, Inc. +	6,937,359
690,695	New Residential Investment Corp.	8,398,851
40,767	NorthStar Realty Finance Corp. +	481,454
		26,926,664
	REITS-HEALTH CARE - 3.5%
106,524	Healthcare Trust of America, Inc.	2,872,952
20,000	Ventas, Inc. +	1,128,600
		4,001,552
	REITS-MANUFACTURED HOMES - 6.8%
43,200	Equity Lifestyle Properties, Inc. +	2,880,144
71,500	Sun Communities, Inc.	4,899,895
		7,780,039
	REITS-MORTGAGE - 4.5%
1,261,343	Newcastle Investment Corp.	5,146,279

	REITS-OFFICE PROPERTY - 13.7%
78,100	Alexandria Real Estate Equities, Inc. +	7,057,116
28,800	Boston Properties, Inc.	3,673,152
175,000	Hudson Pacific Properties, Inc. +	4,924,500
		15,654,768
	REITS-REGIONAL MALLS - 2.1%
30,800	Taubman Centers, Inc. +	2,362,976

	REITS-SHOPPING CENTERS - 4.1%
130,000	Acadia Realty Trust	4,309,500
3,000	Federal Realty Investment Trust +	438,300
		4,747,800
	REITS-STORAGE - 11.6%
152,209	CubeSmart +	4,660,640
53,000	Extra Space Storage, Inc. +	4,675,130
232,112	National Storage Affiliates Trust +	3,976,079
		13,311,849

The accompanying notes are an integral part of these financial statements.

Altegris /AACA Real Estate Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Shares		Value
	REITS-WAREHOUSE - 16.4%
207,135	CyrusOne, Inc. +	$7,757,206
150,552	InfraREIT, Inc.	2,785,212
184,408	QTS Realty Trust, Inc. +	8,318,645
		18,861,063
	RETAIL - 2.8%
40,500	Restoration Hardware Holdings, Inc. * +	3,217,725

	TOTAL COMMON STOCK (Cost - $137,976,627)	139,675,695

		Dividend
		Rate (%)	Maturity
	PREFERRED STOCK - 0.6%
	REITS-DIVERSIFIED - 0.6%
22,447	EPR Properties	9.000	Perpetual	700,795
	TOTAL PREFERRED STOCK (Cost - $678,444)

	TOTAL INVESTMENTS - 122.4% (Cost - $138,655,071) (a)			$140,376,490
	LIABILITIES IN EXCESS OF OTHER ASSETS - (22.4)%			(25,666,929)
	NET ASSETS - 100.0%			$114,709,561

	SECURITIES SOLD SHORT - (14.7)%
	COMMON STOCK - (5.1)%
	REITS-APARTMENTS - (2.3)%
(44,190)	Post Properties, Inc.			$(2,614,280)

	REITS-DIVERSIFIED - (2.8)%
(137,683)	Cousins Properties, Inc.			(1,298,351)
(274,273)	Investors Real Estate Trust			(1,906,197)
				(3,204,548)
	REITS -OFFICE PROPERTY - (0.0)%
(1,569)	Mack-Cali Realty Corp.			(36,636)

	TOTAL COMMON STOCK (Proceeds - $5,882,904)			(5,855,464)

	EXCHANGE TRADED FUNDS - (9.6)%
	DEBT FUNDS - (9.6)%
(90,900)	iShares 20+ Year Treasury Bond ETF			(10,964,358)
	TOTAL EXCHANGE TRADED FUNDS - (Proceeds - $11,362,961)

	TOTAL SECURITIES SOLD SHORT (Proceeds - $17,245,865) (a)			$(16,819,822)

REIT	Real Estate Investment Trust

ETF	Exchange Traded Fund

Perpetual - Securities that do not have a predetermined maturity date.

*	Non-income producing security.

+	All or part of the security was held as collateral as of December 31, 2015.

(a)	Represents cost for financial reporting purpose. Aggregate cost for federal tax purposes (including securities sold short) is $138,617,507 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$12,612,942
Unrealized Depreciation:	(10,853,959)
Net Unrealized Appreciation:	$1,758,983

The accompanying notes are an integral part of these financial statements.

Altegris Multi-Strategy Alternative Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2015

The Fund’s performance figures* for the periods ended December 31, 2015, compared to its benchmark:

		Annualized
		Since Inception
	One Year	February 28, 2013
Altegris Multi-Strategy Fund - Class A	(0.69)%	1.57%
Altegris Multi-Strategy Fund - Class A with load **	(6.41)%	(0.53)%
Altegris Multi-Strategy Fund - Class I	(0.44)%	1.85%
Altegris Multi-Strategy Fund - Class N	(0.62)%	1.65%
HFRX Global Hedge Fund Index ***	(3.64)%	(0.06)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total operating expense ratio before fee waiver and expense reimbursement, per the Fund’s prospectus dated April 30, 2015, are 6.69%, 5.22% and 5.23% for Class A, Class I and Class N Shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. Class A shares are subject to a contingent deferred sales charge on load-waived purchases of $1 million or more if redeemed within 18 months of purchase. All share classes are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | February 28, 2013 – December 31, 2015
Past performance is not necessarily indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge 5.75%.

Holdings by type of investment	% of Net Assets
Mutual Funds:
Equity Funds	47.8%
Asset Allocation Funds	24.9%
Debt Fund	24.4%
Other Assets Less Liabilities	2.9%
100.0%

Please refer to the Portfolio of Investments that follows and the shareholder letter in this annual report for a detailed analysis of the Fund’s holdings.

Altegris Multi-Strategy Alternative Fund
PORTFOLIO OF INVESTMENTS
December 31, 2015

Shares		Value
	MUTUAL FUNDS - 97.1%
	ASSET ALLOCATION FUNDS - 24.9%
644,786	Altegris Futures Evolution Strategy Fund (a)	$6,718,666
324,313	Altegris Macro Strategy Fund (a)	2,257,218
254,032	Altegris Managed Futures Strategy Fund (a)	2,276,125
		11,252,009
	DEBT FUND - 24.4%
1,184,659	Altegris Fixed Income Long Short Fund (a)	11,017,327

	EQUITY FUNDS - 47.8%
1,900,910	Altegris Equity Long Short Fund (a)	20,510,819
97,400	Altegris/AACA Real Estate Long Short Fund (a)	1,126,915
		21,637,734

	TOTAL MUTUAL FUNDS (Cost - $45,565,266)	43,907,070

	TOTAL INVESTMENTS - 97.1% (Cost - $45,565,266) (b)	$43,907,070
	OTHER ASSETS LESS LIABILITIES - 2.9%	1,316,242
	NET ASSETS - 100.0%	$45,223,312

(a)	I-class Shares of affiliated investment companies.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $45,652,981 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$410,246
Unrealized Depreciation:	(2,156,157)
Net Unrealized Appreciation:	$(1,745,911)

Investments In Affiliates

Investments in other investment companies advised by the Advisor are defined as “affiliated”. Transactions in affiliates for the year ended December 31, 2015 were as follows:

						Value of
	Beginning			Ending	Dividend	affiliates at
	Shares	Additions	Reductions	Shares	Income	12/31/2015
Altegris Futures Evolution Strategy Fund	351,076	404,249	(110,539)	644,786	557,395	6,718,666
Altegris Macro Strategy Fund	441,555	82,010	(199,252)	324,313	351,381	2,257,218
Altegris Managed Futures Strategy Fund	261,159	36,048	(43,175)	254,032	204,514	2,276,125
Altegris Fixed Income Long Short Fund	1,462,524	149,308	(427,173)	1,184,659	669,677	11,017,327
Altegris Equity Long Short Fund	2,229,823	189,605	(518,518)	1,900,910	112,006	20,510,819
Altegris/AACA Real Estate Long Short Fund	105,423	11,905	(19,928)	97,400	15,995	1,126,915

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

	Altegris	Altegris	Altegris/AACA	Altegris
	Equity	Fixed Income	Real Estate	Multi-Strategy
	Long Short	Long Short	Long Short	Alternative
	Fund	Fund	Fund	Fund
ASSETS:
Investments in securities, at cost	$120,039,924	$173,310,741	$138,655,071	$—
Investments in securities, at value	$126,574,432	$161,888,596	$140,376,490	$—
Investments in affiliates, at cost	—	—	—	45,565,266
Investments in affiliates, at value	—	—	—	43,907,070
Segregated cash at broker	—	9,328,136	—	—
Cash	99,853,265	1,487,571	2,434,388	1,525,667
Cash denominated in foreign currency (cost $905,418, $89,411, respectively)	852,447	105,118	—	—
Dividends and interest receivable	—	2,049,252	896,644	—
Receivable for Fund shares sold	104,550	336,844	657,073	63,467
Receivable for securities sold	11,593,122	100,777	1,146,474	—
Unrealized appreciation on swap contracts	—	738,690	—	—
Unrealized appreciation on forward foreign currency exchange contracts	56,953	—	—	—
Receivable due from Advisor	—	—	—	1,838
Prepaid expenses and other assets	35,369	64,499	51,811	36,769
TOTAL ASSETS	239,070,138	176,099,483	145,562,880	45,534,811

LIABILITIES
Securities sold short, at value (proceeds $84,761,826, $8,608,346, $17,245,865, respectively)	81,184,790	8,859,363	16,819,822	—
Currency overdraft (proceeds $950,266, $10,966,747, respectively)	840,512	10,966,747	—	—
Cash overdraft	—	—	13,390,853	—
Payable for Fund shares repurchased	1,645,617	1,311,962	167,424	246,699
Payable for credit default swap periodic payments settlement	—	541,128	—	—
Payable for fund shares redeemed	—	338,387	—	—
Investment advisory fees payable	181,100	196,562	114,770	—
Payable for investments purchased	9,545,661	21,206	289,585	—
Distribution (12b-1) fees payable	8,862	17,164	3,072	9,373
Options written at value (proceeds - $49,835)	—	7,600	—	—
Reverse repurchase agreement (proceeds - $12,024,000)	—	12,024,000	—	—
Unrealized depreciation on forward currency contracts	1,272	—	—	—
Unrealized depreciation on swap contracts	—	1,021,233	—	—
Net upfront payments received on credit default swaps	—	177,241	—	—
Dividends payable	55,883	—	—	—
Payable to related parties	25,542	19,050	4,633	10,056
Accrued expenses and other liabilities	41,823	76,686	63,160	45,371
TOTAL LIABILITIES	93,531,062	35,578,329	30,853,319	311,499
NET ASSETS	$145,539,076	$140,521,154	$114,709,561	$45,223,312

Composition of Net Assets:
Paid in capital	$138,420,014	$163,903,626	$113,248,502	$46,923,382
Undistributed net investment gain (loss)	(19,292)	360,336	129,511	—
Accumulated net realized gain (loss) from investments	(3,085,654)	(11,845,045)	(815,914)	(41,874)
Net unrealized appreciation (depreciation) of investments	10,224,008	(11,897,763)	2,147,462	(1,658,196)
NET ASSETS	$145,539,076	$140,521,154	$114,709,561	$45,223,312

Net Asset Value Per Share:
Class A Shares:
Net Assets	$8,326,740	$15,686,270	$6,401,550	$1,316,178
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	778,823	1,689,172	553,595	138,648
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a,b)	$10.69	$9.29	$11.56	$9.49
Maximum offering price per share (net asset value plus maximum sales charge of 5.75% for all funds except Fixed Income which is 4.75%) (c)	$11.34	$9.75	$12.27	$10.07
Class C Shares:
Net Assets	$4,076,798	$11,368,267	$—	$—
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	388,188	1,227,547	—	—
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b,d)	$10.50	$9.26	$—	$—
Class I Shares:
Net Assets	$115,302,002	$100,704,382	$101,417,878	$16,525,351
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	10,687,227	10,827,369	8,766,925	1,739,091
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.79	$9.30	$11.57	$9.50
Class N Shares:
Net Assets	$17,833,536	$12,762,235	$6,890,133	$27,381,783
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,668,245	1,374,645	596,049	2,879,370
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.69	$9.28	$11.56	$9.51

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

(d)	Investments in Altegris Fixed Income Long Short Fund and Altegris Equity Long Short Fund Class C shares redeemed within 12 months after purchase will be charged a CDSC of up to 1.00%.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

	Altegris	Altegris	Altegris/AACA	Altegris
	Equity	Fixed Income	Real Estate	Multi-Strategy
	Long Short	Long Short	Long Short	Alternative
	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Interest	$—	$13,066,779	$—	$—
Dividends	1,014,002	698,866	3,498,370	1,905,630
TOTAL INVESTMENT INCOME	1,014,002	13,765,645	3,498,370	1,905,630

EXPENSES
Advisor fees	1,940,116	3,742,416	1,389,232	17,599
Short sale interest expense	71,171	186,174	407,594	—
Short sale dividend expense	1,486,732	263,487	1,120,278	—
Distribution (12b-1) fees:
Class A	15,732	48,264	12,807	4,386
Class C	23,516	128,946	—	—
Class N	31,949	52,145	19,358	80,806
Administrative services fees	60,524	130,029	57,063	25,749
Non 12b-1 shareholder servicing fees	63,637	105,136	32,269	52,100
Professional fees	59,393	88,260	71,290	60,132
Transfer agent fees	45,834	73,070	62,161	41,000
Printing and postage expenses	19,872	57,813	16,222	18,250
Registration fees	38,173	53,878	69,275	45,640
Custodian fees	69,000	37,175	23,583	5,165
Accounting services fees	17,796	28,551	14,833	13,385
Compliance officer fees	14,950	27,591	10,264	6,517
Trustees fees and expenses	9,616	14,440	13,116	14,795
Insurance expense	7,493	7,682	—	2,857
Other expenses	2,017	19,402	19,150	10,192
TOTAL EXPENSES	3,977,521	5,064,459	3,338,495	398,573
Less: Fees waived by the Advisor	(137,893)	(129,615)	(119,892)	(10,537)
NET EXPENSES	3,839,628	4,934,844	3,218,603	388,036

NET INVESTMENT INCOME (LOSS)	(2,825,626)	8,830,801	279,767	1,517,594

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	1,615,427	(2,116,240)	5,578,722	—
Affiliated Investments	—	—	—	272,333
Foreign currency transactions	844	5,671	974	—
Options contracts purchased	(407,094)	(1,002,295)	41,218	—
Options contracts written	86,232	90,407	314,847	—
Securities sold short	3,129,211	(2,002,838)	(1,815,037)	—
Foreign currency exchange contracts	(3,267)	—	(15,263)	—
Futures	110,892	—	—	—
Swaps	32,723	(2,433,773)	—	—
Capital gain distributions from regulated investment companies	—	—	—	626,019
Net Realized Gain (Loss) on Investments	4,564,968	(7,459,068)	4,105,461	898,352

Net change in unrealized appreciation (depreciation) on:
Investments	(5,280,147)	(13,080,627)	(8,551,240)	(2,641,630)
Foreign currency translations	(84,639)	(168,351)	—	—
Foreign currency exchange contracts	101,532	—	—	—
Options contracts purchased	(37,016)	(69,306)	—	—
Options contracts written	(2,238)	42,235	—	—
Securities sold short	3,005,567	293,306	2,018,555	—
Futures	(2,252)	—	—	—
Swaps	—	(494,692)	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,299,193)	(13,477,435)	(6,532,685)	(2,641,630)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,265,775	(20,936,503)	(2,427,224)	(1,743,278)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(559,851)	$(12,105,702)	$(2,147,457)	$(225,684)

The accompanying notes are an integral part of these financial statements.

Altegris Equity Long Short Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2015

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $8,693)	$1,994,726
Interest	14,353
TOTAL INVESTMENT INCOME	2,009,079

EXPENSES
Advisory fees	2,740,386
Short sale dividend and interest expense	2,658,388
Custodian fees	191,568
Distribution (12b-1) fees:
Class A	26,444
Class C	21,856
Class N	54,092
Administrative services fees	88,700
Registration fees	80,700
Professional fees	66,779
Transfer agent fees	56,300
Non 12b-1 shareholder servicing fees	55,945
Accounting services fees	27,280
Compliance officer fees	24,070
Printing and postage expenses	20,447
Trustees fees and expenses	14,598
Insurance expense	10,444
Other expenses	8,001
TOTAL EXPENSES	6,145,998
Less: Fees waived by the Advisor	(270,016)
NET EXPENSES	5,875,982

NET INVESTMENT LOSS	(3,866,903)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	18,316,334
Securities sold short	(8,712,054)
Options purchased	(8,713)
Options written	4,688
Futures	(12,980)
Foreign currency exchange contracts	266,535
Foreign currency transactions	(120,079)
Net Realized Gain	9,733,731

Net change in unrealized appreciation (depreciation) on:
Investments	(762,642)
Securities sold short	4,258,876
Options purchased	30,210
Options written	2,238
Futures	2,252
Foreign currency exchange contracts	(71,951)
Foreign currency translations	144,270
Net Change in Appreciation (Depreciation)	3,603,253

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	13,336,984

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,470,081

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Altegris Equity Long Short Fund			Altegris Fixed Income Long Short Fund
	For the Year Ended
	December 31,	March 31,	March 31,	For the Year Ended December 31,
	2015 *	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$(2,825,626)	$(3,866,903)	$(4,133,228)	$8,830,801	$3,368,086
Net realized loss on investments	4,564,968	9,733,731	7,949,417	(7,459,068)	(253,136)
Net change in unrealized appreciation (depreciation) on investments	(2,299,193)	3,603,253	5,562,565	(13,477,435)	697,075
Net increase (decrease) in net assets resulting from operations	(559,851)	9,470,081	9,378,754	(12,105,702)	3,812,025
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	—	—	(917,808)	(591,703)
Class C (a)	—	—	—	(572,879)	(238,066)
Class I	—	—	—	(7,374,059)	(4,779,603)
Class N	—	—	—	(866,640)	(715,186)
From net realized gains
Class A	(277,324)	(226,224)	(455,776)	—	—
Class C (a)	(125,806)	(77,758)	(3,166)	—	—
Class I	(3,744,034)	(3,193,927)	(5,164,906)	—	—
Class N	(573,301)	(485,701)	(1,892,250)	—	—
Total distributions to shareholders	(4,720,465)	(3,983,610)	(7,516,098)	(9,731,386)	(6,324,558)
SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,735,577	3,901,626	13,535,696	11,027,973	20,898,011
Class C (a)	1,595,101	2,269,661	1,216,404	5,228,524	10,707,710
Class I	22,976,008	57,443,153	58,997,792	83,977,331	136,254,100
Class N	5,273,090	5,819,668	16,728,693	11,188,846	25,129,204
Net asset value of shares issued in reinvestment of distributions:
Class A	205,938	165,101	443,684	680,197	498,076
Class C (a)	117,212	59,288	494	545,087	228,764
Class I	3,425,004	2,836,225	4,957,308	6,542,046	4,431,619
Class N	565,651	479,594	1,888,094	651,541	533,343
Redemption fee proceeds:
Class A	54	169	74	539	122
Class C	20	18	6	383	22
Class I	775	1,336	765	3,999	839
Class N	110	329	271	518	69
Payments for shares redeemed:
Class A	(1,340,326)	(11,196,765)	(1,207,348)	(11,353,332)	(5,809,245)
Class C (a)	(475,286)	(593,692)	(29,935)	(3,298,720)	(180,067)
Class I	(26,662,325)	(50,033,426)	(44,675,024)	(120,074,050)	(39,261,271)
Class N	(4,581,277)	(23,328,076)	(18,572,855)	(19,087,318)	(11,146,286)
Net increase (decrease) from shares of beneficial interest transactions	2,835,326	(12,175,791)	33,284,119	(33,966,436)	142,285,010
NET INCREASE (DECREASE) IN NET ASSETS	(2,444,990)	(6,689,320)	35,146,775	(55,803,524)	139,772,477
NET ASSETS
Beginning of year	147,984,066	154,673,386	119,526,611	196,324,678	56,552,201
End of Year *	$145,539,076	$147,984,066	$154,673,386	$140,521,154	$196,324,678
* Includes undistributed net investment income (loss) of:	$(19,292)	$77,640	$(22,727)	$360,336	$1,090,172
SHARE ACTIVITY
Class A:
Shares Sold	157,338	365,214	1,252,377	1,059,866	1,956,023
Shares Reinvested	19,210	15,605	42,256	69,812	47,886
Shares Redeemed	(122,598)	(1,048,703)	(112,224)	(1,129,629)	(554,058)
Net increase in shares of beneficial interest outstanding	53,950	(667,884)	1,182,409	49	1,449,851
Class C: (a)
Shares Sold	148,028	211,893	114,112	501,394	1,004,584
Shares Reinvested	11,131	5,652	47	56,526	22,115
Shares Redeemed	(44,077)	(55,741)	(2,857)	(339,768)	(17,304)
Net increase in shares of beneficial interest outstanding	115,082	161,804	111,302	218,152	1,009,395
Class I:
Contribution in kind	—	—	—	—	—
Shares Sold	2,074,218	5,369,848	5,446,690	8,056,722	12,800,323
Shares Reinvested	316,837	266,312	470,332	665,115	424,899
Shares Redeemed	(2,409,468)	(4,657,671)	(4,193,848)	(11,933,867)	(3,719,825)
Net increase (decrease) in shares of beneficial interest outstanding	(18,413)	978,489	1,723,174	(3,212,030)	9,505,397
Class N:
Shares Sold	478,934	540,415	1,551,561	1,080,978	2,365,618
Shares Reinvested	52,766	45,330	179,818	66,217	51,304
Shares Redeemed	(415,561)	(2,194,140)	(1,716,431)	(1,884,755)	(1,054,320)
Net increase (decrease) in shares of beneficial interest outstanding	116,139	(1,608,395)	14,948	(737,560)	1,362,602

*	Altegris Equity Long Short changed its year end from March 31, to December 31st and a stub period for that transition is reflected in this annual report.

(a)	Altegris Fixed Income Long Short Class C commenced operations on February 26, 2014.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Altegris/AACA Real Estate Long Short Fund		Altegris Multi-Strategy Alternative Fund
	For the Year Ended December 31,		For the Year Ended December 31,
	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$279,767	$467,156	$1,517,594	$867,074
Net realized loss on investments	4,105,461	1,436,621	898,352	372,993
Net change in unrealized appreciation (depreciation) on investments	(6,532,685)	8,680,147	(2,641,630)	1,010,218
Net increase (decrease) in net assets resulting from operations	(2,147,457)	10,583,924	(225,684)	2,250,285
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(63,054)	(6,163)	(39,717)	(32,531)
Class I	(1,344,362)	(324,100)	(579,420)	(283,477)
Class N	(80,652)	(4,723)	(898,423)	(554,279)
From net realized gains
Class A	(231,114)	(84,212)	(35,776)	—
Class I	(3,587,370)	(1,979,878)	(469,476)	—
Class N	(250,656)	(89,992)	(793,771)	—
Total distributions to shareholders	(5,557,208)	(2,489,068)	(2,816,583)	(870,287)
SHARES OF BENEFICIAL INTEREST
Proceeds from contribution in-kind:
Class I	—	12,688,140	—	—
Proceeds from shares sold:
Class A	8,608,871	3,900,151	405,657	966,954
Class I	56,228,066	50,946,898	6,523,390	16,301,976
Class N	9,262,325	2,988,182	10,579,530	42,219,370
Net asset value of shares issued in reinvestment of distributions:
Class A	255,284	66,760	75,493	31,275
Class I	3,953,781	2,150,929	814,079	180,841
Class N	324,599	91,723	1,237,861	329,189
Redemption fee proceeds:
Class A	36	12	9	76
Class I	787	373	103	410
Class N	68	11	174	1,129
Payments for shares redeemed:
Class A	(4,769,957)	(1,256,119)	(1,273,001)	(631,359)
Class I	(19,487,346)	(6,253,926)	(5,304,180)	(3,137,401)
Class N	(5,080,565)	(299,713)	(16,586,698)	(9,647,629)
Net increase (decrease) from shares of beneficial interest transactions	49,295,949	65,023,421	(3,527,583)	46,614,831
NET INCREASE (DECREASE) IN NET ASSETS	41,591,284	73,118,277	(6,569,850)	47,994,829
NET ASSETS
Beginning of Year	73,118,277	—	51,793,162	3,798,333
End of Year *	$114,709,561	$73,118,277	$45,223,312	$51,793,162
* Includes undistributed net investment income (loss) of:	$129,511	$90,289	$—	$—

SHARE ACTIVITY
Class A:
Shares Sold	694,879	334,269	39,901	97,186
Shares Reinvested	23,070	5,755	7,905	3,127
Shares Redeemed	(398,747)	(105,631)	(123,787)	(63,250)
Net increase in shares of beneficial interest outstanding	319,202	234,393	(75,981)	37,063
Class I:
Contribution in kind	—	1,279,271	—	—
Shares Sold	4,497,299	4,585,010	634,961	1,640,748
Shares Reinvested	355,533	185,748	85,154	18,066
Shares Redeemed	(1,596,431)	(539,505)	(520,512)	(312,838)
Net increase (decrease) in shares of beneficial interest outstanding	3,256,401	5,510,524	199,603	1,345,976
Class N:
Shares Sold	745,179	256,793	1,033,397	4,253,226
Shares Reinvested	29,218	7,893	129,484	32,853
Shares Redeemed	(417,173)	(25,861)	(1,622,232)	(960,578)
Net increase (decrease) in shares of beneficial interest outstanding	357,224	238,825	(459,351)	3,325,501

The accompanying notes are an integral part of these financial statements.

Altegris Equity Long Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class A		Class A	Class A		Class A (1)
	Period Ended		Year Ended	Year Ended		Period Ended
	December 31, 2015		March 31, 2015	March 31, 2014		March 31, 2013
Net asset value, beginning of year/period	$11.10		$10.72	$10.51		$10.00
Income (loss) from investment operations:
Net investment (loss) (2)	(0.23)		(0.29)	(0.33)		(0.30)
Net realized and unrealized gain (loss) on investments	0.18		0.96	1.13		0.84
Total from investment operations	(0.05)		0.67	0.80		0.54
Less distributions from:
Net realized gains	(0.36)		(0.29)	(0.59)		(0.03)
Redemption fees collected (3)	0.00		0.00	0.00		0.00
Net asset value, end of year/period	$10.69		$11.10	$10.72		$10.51
Total return (4)	(0.50	)% (5)	6.35%	7.76	% (6)	5.40	% (5,6)
Net assets, at end of year/period (000s)	$8,327		$8,049	$14,924		$2,211
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (7,8)	3.78	% (9)	4.11%	4.51%		5.13	% (9)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (7,8)	2.37	% (9)	2.41%	2.96%		3.85	% (9)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (8)	3.65	% (9)	3.94%	4.27%		4.53	% (9)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (8)	2.24	% (9)	2.24%	2.72%		3.24	% (9)
Ratio of net investment loss to average net assets (8,10)	(2.72	)% (9)	(2.67)%	(3.30)%		(3.19	)% (9)
Portfolio Turnover Rate	281	% (5)	330%	432%		517	% (5)

(1)	Class A commenced operations on April 30, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Annualized.

(10)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Altegris Equity Long Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class C		Class C	Class C (1)
	Period Ended		Year Ended	Period Ended
	December 31, 2015		March 31, 2015	March 31, 2014
Net asset value, beginning of year/period	$10.98		$10.68	$11.04
Income (loss) from investment operations:
Net investment (loss) (2)	(0.28)		(0.37)	(0.17)
Net realized and unrealized gain (loss) on investments	0.16		0.96	0.40
Total from investment operations	(0.12)		0.59	0.23
Less distributions from:
Net realized gains	(0.36)		(0.29)	(0.59)
Redemption fees collected (3)	0.00		0.00	0.00
Net asset value, end of year/period	$10.50		$10.98	$10.68
Total return (4)	(1.15	)% (5)	5.62%	2.21	% (5)
Net assets, at end of year/period (000s)	$4,077		$2,998	$1,188
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6,7)	4.53	% (8)	4.86%	4.84	% (8)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6,7)	3.12	% (8)	3.16%	3.29	% (8)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (7)	4.40	% (8)	4.69%	4.60	% (8)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (7)	2.99	% (8)	2.99%	3.05	% (8)
Ratio of net investment loss to average net assets (7,9)	(3.47	)% (8)	(3.42)%	(3.51	)% (8)
Portfolio Turnover Rate	281	% (5)	330%	432	% (5)

(1)	Class C commenced operations on October 7, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Annualized.

(9)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Altegris Equity Long Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class I		Class I	Class I		Class I (1)
	Period Ended		Year Ended	Year Ended		Period Ended
	December 31, 2015		March 31, 2015	March 31, 2014		March 31, 2013
Net asset value, beginning of year/period	$11.18		$10.76	$10.53		$10.00
Income (loss) from investment operations:
Net investment (loss) (2)	(0.21)		(0.26)	(0.33)		(0.27)
Net realized and unrealized gain (loss) on investments	0.18		0.97	1.15		0.83
Total from investment operations	(0.03)		0.71	0.82		0.56
Less distributions from:
Net realized gains	(0.36)		(0.29)	(0.59)		(0.03)
Redemption fees collected (3)	0.00		0.00	0.00		0.00
Net asset value, end of year/period	$10.79		$11.18	$10.76		$10.53
Total return (4)	(0.32	)% (5)	6.70%	7.94	% (6)	5.60	% (5,6)
Net assets, at end of year/period (000s)	$115,302		$119,704	$104,698		$84,262
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (7,8)	3.53	% (9)	3.86%	4.27%		4.88	% (9)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (7,8)	2.12	% (9)	2.16%	2.71%		3.60	% (9)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (8)	3.40	% (9)	3.69%	4.02%		4.28	% (9)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (8)	1.99	% (9)	1.99%	2.47%		2.99	% (9)
Ratio of net investment loss to average net assets (8,10)	(2.49	)% (9)	(2.40)%	(3.05)%		(2.94	)% (9)
Portfolio Turnover Rate	281	% (5)	330%	432%		517	% (5)

(1)	Class I commenced operations on April 30, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Annualized.

(10)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Altegris Equity Long Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class N		Class N		Class N		Class N (1)
	Period Ended		Year Ended		Year Ended		Period Ended
	December 31, 2015		March 31, 2015		March 31, 2014		March 31, 2013
Net asset value, beginning of year/period	$11.10		$10.71		$10.51		$10.00
Income (loss) from investment operations:
Net investment (loss) (2)	(0.23)		(0.29)		(0.36)		(0.30)
Net realized and unrealized gain (loss) on investments	0.18		0.97		1.15		0.84
Total from investment operations	(0.05)		0.68		0.79		0.54
Less distributions from:
Net realized gains	(0.36)		(0.29)		(0.59)		(0.03)
Redemption fees collected (3)	0.00		0.00		0.00		0.00
Net asset value, end of year/period	$10.69		$11.10		$10.71		$10.51
Total return (4)	(0.50	)% (5)	6.45	% (6)	7.66	% (6)	5.40	% (5,6)
Net assets, at end of year/period (000s)	$17,834		$17,232		$33,862		$33,053
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (7,8)	3.78	% (9)	4.11%		4.51%		5.13	% (9)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (7,8)	2.37	% (9)	2.41%		2.96%		3.85	% (9)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (8)	3.65	% (9)	3.94%		4.27%		4.53	% (9)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (8)	2.24	% (9)	2.24%		2.72%		3.24	% (9)
Ratio of net investment loss to average net assets (8,10)	(2.74	)% (9)	(2.67)%		(3.30)%		(3.19	)% (9)
Portfolio Turnover Rate	281	% (5)	330%		432%		517	% (5)

(1)	Class N commenced operations on April 30, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Annualized.

(10)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Altegris Fixed Income Long Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class A					Class C
	Year Ended December 31,			Period Ended		Year Ended	Period Ended
	2015		2014	December, 31 2013	(1)	December 31, 2015	December 31, 2014	(2)
Net asset value, beginning of year/period	$10.40		$10.23	$10.00		$10.38	$10.51
Income from investment operations:
Net investment income (3)	0.42		0.25	0.23		0.34	0.14
Net realized and unrealized gain (Loss) on investments	(1.02)		0.28	0.15		(1.02)	0.06
Total from investment operations	(0.60)		0.53	0.38		(0.68)	0.20
Less distributions from:
Net investment income	(0.51)		(0.36)	(0.12)		(0.44)	(0.33)
Net realized gains	—		—	(0.03)		—	—
Total distributions	(0.51)		(0.36)	(0.15)		(0.44)	(0.33)
Redemption fees collected	0.00	(4)	0.00 (4)	0.00	(4)	0.00 (4)	—
Net asset value, end of year/period	$9.29		$10.40	$10.23		$9.26	$10.38
Total return (5)	(5.92	)% (6)	5.14%	3.75	% (7)	(6.70)%	1.95	% (7)
Net assets, at end of year/period (000s)	$15,686		$17,575	$2,448		$11,368	$10,477
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (8)	2.51%		2.61%	3.05	% (9)	3.26%	3.45	% (9)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (8)	2.30%		2.31%	2.97	% (9)	3.05%	3.06	% (9)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense	2.45%		2.54%	2.31	% (9)	3.20%	3.40	% (9)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense	2.24%		2.24%	2.24	% (9)	2.99%	2.99	% (9)
Ratio of net investment income (loss) to average net assets	4.06%		2.33%	2.30	% (9)	3.33%	1.53	% (9)
Portfolio Turnover Rate	323%		74%	71	% (7)	323%	74	% (7)

(1)	Class A commenced operations on February 28, 2013.

(2)	Class C commenced operations on February 26, 2014.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year or period.

(4)	Represents less than $0.01 per share.

(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Not annualized.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(9)	Annualized.

The accompanying notes are an integral part of these financial statements.

Altegris Fixed Income Long Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class I				Class N
	Year Ended December 31,		Period Ended		Year Ended December 31,		Period Ended
	2015	2014	December, 31 2013	(1)	2015	2014	December, 31 2013	(1)
Net asset value, beginning of year/period	$10.42	$10.24	$10.00		$10.40	$10.23	$10.00
Income from investment operations:
Net investment income (2)	0.44	0.28	0.20		0.41	0.26	0.19
Net realized and unrealized gain (loss) on investments	(1.02)	0.28	0.19		(1.02)	0.26	0.18
Total from investment operations	(0.58)	0.56	0.39		(0.61)	0.52	0.37
Less distributions from:
Net investment income	(0.54)	(0.38)	(0.12)		(0.51)	(0.35)	(0.11)
Net realized gains	—	—	(0.03)		—	—	(0.03)
Total distributions	(0.54)	(0.38)	(0.15)		(0.51)	(0.35)	(0.14)
Redemption fees collected (3)	0.00	0.00	0.00		0.00	0.00	0.00
Net asset value, end of year/period	$9.30	$10.42	$10.24		$9.28	$10.40	$10.23
Total return (4)	(5.76)%	5.44%	3.90	% (5)	(6.03)%	5.13%	3.69	% (5)
Net assets, at end of year/period (000s)	$100,704	$146,303	$46,437		$12,762	$21,970	$7,667
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6)	2.26%	2.39%	2.80	% (7)	2.51%	2.64%	3.05	% (7)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6)	2.05%	2.09%	2.72	% (7)	2.30%	2.34%	2.97	% (7)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense	2.20%	2.29%	2.06	% (7)	2.45%	2.54%	2.31	% (7)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense	1.99%	1.99%	1.99	% (7)	2.24%	2.24%	2.24	% (7)
Ratio of net investment income (loss) to average net assets (6)	4.23%	2.66%	2.05	% (7)	3.97%	2.39%	2.30	% (7)
Portfolio Turnover Rate	323%	74%	71	% (5)	323%	74%	71	% (5)

(1)	Class I and Class N commenced operations on February 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

Altegris/AACA Real Estate Long Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period (1)

	Class A
	Year Ended	Period Ended
	December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.21	$10.00
Income from investment operations:
Net investment income (2)	0.07	0.15
Net realized and unrealized gain on investments	(0.17)	2.52
Total from investment operations	(0.10)	2.67
Less distributions from:
Net investment income	(0.13)	(0.07)
Net realized gains	(0.42)	(0.39)
Total distributions	(0.55)	(0.46)
Redemption fees collected (3)	0.00	0.00
Net asset value, end of year	$11.56	$12.21
Total return (4)	(0.60)%	27.09	% (5)
Net assets, at end of year (000s)	$6,402	$2,861
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6,7)	3.35%	3.17	% (8)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6,7)	1.92%	2.07	% (8)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (6)	3.23%	2.90	% (8)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.80%	1.80	% (8)
Ratio of net investment income to average net assets (9)	0.58%	1.30	% (8)
Portfolio Turnover Rate	70%	53	% (5)

(1)	The Fund commenced operations on January 9, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(8)	Annualized.

(9)	Recognition of net investment gain by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Altegris/AACA Real Estate Long Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period (1)

	Class I
	Year Ended	Period Ended
	December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.22	$10.00
Income from investment operations:
Net investment income (2)	0.03	0.11
Net realized and unrealized gain on investments	(0.10)	2.59
Total from investment operations	(0.07)	2.70
Less distributions from:
Net investment income	(0.16)	(0.09)
Net realized gains	(0.42)	(0.39)
Total distributions	(0.58)	(0.48)
Redemption fees collected (3)	0.00	0.00
Net asset value, end of year	$11.57	$12.22
Total return (4)	(0.31)%	27.31	% (5)
Net assets, at end of year (000s)	$101,418	$67,341
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6,7)	3.10%	2.99	% (8)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6,7)	1.67%	1.89	% (8)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (7)	2.98%	2.65	% (8)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (7)	1.55%	1.55	% (8)
Ratio of net investment income to average net assets (9)	0.27%	1.00	% (8)
Portfolio Turnover Rate (4)	70%	53	% (5)

(1)	The Fund commenced operations on January 9, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(8)	Annualized.

(9)	Recognition of net investment gain by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Altegris/AACA Real Estate Long Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period (1)

	Class N
	Year Ended	Period Ended
	December 31, 2015	December 31, 2014
Net asset value, beginning of year	$12.21	$10.00
Income from investment operations:
Net investment income (2)	(0.01)	0.18
Net realized and unrealized gain on investments	(0.09)	2.49
Total from investment operations	(0.10)	2.67
Less distributions from:
Net investment income	(0.13)	(0.07)
Net realized gains	(0.42)	(0.39)
Total distributions	(0.55)	(0.46)
Redemption fees collected (3)	0.00	0.00
Net asset value, end of year	$11.56	$12.21
Total return (4)	(0.58)%	27.09	% (5)
Net assets, at end of year (000s)	$6,890	$2,916
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6,7)	3.35%	3.17	% (8)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6,7)	1.92%	2.07	% (8)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (6)	3.23%	2.90	% (8)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.80%	1.80	% (8)
Ratio of net investment income to average net assets (9)	(0.03)%	1.52	% (8)
Portfolio Turnover Rate (4)	70%	53	% (5)

(1)	The Fund commenced operations on January 9, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(8)	Annualized.

(9)	Recognition of net investment gain by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Altegris Multi-Strategy Alternative Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class A
				Period Ended
	Year Ended December 31,			December 31,
	2015	2014		2013 (1)
Net asset value, beginning of year/period	$10.15	$9.88		$10.00
Income (loss) from investment operations:
Net investment income (2)	0.21	0.11		0.34
Net realized and unrealized gain (loss) on investments	(0.28)	0.32		(0.26)
Total from investment operations	(0.07)	0.43		0.08
Less distributions from:
Net investment income	(0.31)	(0.16)		(0.19)
Net realized gains	(0.28)	—		(0.01)
Total distributions	(0.59)	(0.16)		(0.20)
Redemption fees collected (3)	0.00	0.00		0.00
Net asset value, end of year/period	$9.49	$10.15		$9.88
Total return (4)	(0.69)%	4.37	% (6)	0.83	% (5)
Net assets, at end of year/period (000s)	$1,316	$2,178		$1,754
Ratio of gross expenses to average net assets (7,8,9)	0.88%	3.72%		14.24%
Ratio of net expenses to average net assets (8,9,10)	0.86%	1.13%		1.75%
Ratio of net investment income to average net assets (8,9,10)	2.02%	1.10%		4.10%
Portfolio Turnover Rate	19%	28%		21	% (5)

(1)	The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	Does not include expenses of underlying funds.

(10)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Altegris Multi-Strategy Alternative Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class I
				Period Ended
	Year Ended December 31,			December 31,
	2015	2014		2013 (1)
Net asset value, beginning of year/period	$10.17	$9.89		$10.00
Income (loss) from investment operations:
Net investment income (2)	0.39	0.23		0.42
Net realized and unrealized gain (loss) on investments	(0.43)	0.23		(0.32)
Total from investment operations	(0.04)	0.46		0.10
Less distributions from:
Net investment income	(0.35)	(0.18)		(0.20)
Net realized gains	(0.28)	—		(0.01)
Total distributions	(0.63)	(0.18)		(0.21)
Redemption fees collected (3)	0.00	0.00		0.00
Net asset value, end of year/period	$9.50	$10.17		$9.89
Total return (4)	(0.44)%	4.73	% (6)	1.04	% (5)
Net assets, at end of year/period (000s)	$16,525	$15,654		$1,914
Ratio of gross expenses to average net assets (7,8,9)	0.63%	2.25%		17.34%
Ratio of net expenses to average net assets (8,9,10)	0.61%	0.72%		1.50%
Ratio of net investment income to average net assets (8,9,10)	3.77%	2.29%		4.98%
Portfolio Turnover Rate	19%	28%		21	% (5)

(1)	The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	Does not include expenses of underlying funds.

(10)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Altegris Multi-Strategy Alternative Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class N
				Period Ended
	Year Ended December 31,			December 31,
	2015	2014		2013 (1)
Net asset value, beginning of year/period	$10.17	$9.89		$10.00
Income (loss) from investment operations:
Net investment income (2)	0.28	0.20		0.10
Net realized and unrealized gain (loss) on investments	(0.34)	0.24		(0.02)
Total from investment operations	(0.06)	0.44		0.08
Less distributions from:
Net investment income	(0.32)	(0.16)		(0.18)
Net realized gains	(0.28)	—		(0.01)
Total distributions	(0.60)	(0.16)		(0.19)
Redemption fees collected (3)	0.00	0.00		0.00
Net asset value, end of year/period	$9.51	$10.17		$9.89
Total return (4)	(0.62)%	4.51	% (6)	0.85	% (5)
Net assets, at end of year/period (000s)	$27,382	$33,961		$131
Ratio of gross expenses to average net assets (7,8,9)	0.88%	2.26%		18.73%
Ratio of net expenses to average net assets (8,9,10)	0.86%	0.82%		1.75%
Ratio of net investment income to average net assets (8,9,10)	2.73%	1.98%		1.21%
Portfolio Turnover Rate	19%	28%		21	% (5)

(1)	The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	Does not include expenses of underlying funds.

(10)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2015

1.	ORGANIZATION

Altegris Equity Long Short Fund (“Equity Long Short”), Altegris Fixed Income Long Short Fund (“Fixed Income Long Short”), Altegris/AACA Real Estate Long Short Fund (“Real Estate Long Short”) and Altegris Multi-Strategy Alternative Fund (“Multi-Strategy Alternative”), the Altegris Mutual Funds (each, a “Fund” and collectively the “Funds”) each with the exception of Equity Long Short are non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Equity Long Short commenced operations on April 30, 2012. Fixed Income Long Short Class A, Class I and Class N commenced operations on February 28, 2013 and Class C which commenced operations on February 26, 2014. Real Estate Long Short commenced operations on January 9, 2014. Multi-Strategy Alternative commenced operations on February 28, 2013. Equity Long Short changed its fiscal year end from March 31 to December 31.

Fund	Primary Objective
Equity Long Short	Long term capital appreciation with moderate correlation to market indices and with less volatility than major market indices.
Fixed Income Long Short	Maximize total return through capital appreciation and income
Real Estate Long Short	Total Return through long term capital appreciation and current income
Multi-Strategy Alternative	Long term capital appreciation and absolute returns

Each Fund has Class A, Class C, Class I, and Class N. Real Estate Long Short and Multi-Strategy Alternative’s Class C shares are not currently offered for sale. Class A shares are offered at net asset value plus a maximum sales charge of 5.75% with the exception of Fixed Income Long Short which Class A shares are offered at net asset value plus a maximum sales charge of 4.75%. Investors that purchase $1,000,000 or more each Fund’s Class A shares will not pay any initial sales charge on the purchase however, may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Funds with Class N or Class C shares are offered at their NAV without an initial sales charge and are subject to 12b-1. If Class C shares are redeemed within 12 months after purchase, a CDSC of up to 1.00% will be charged. Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to distribution fees, but have a higher minimum initial investment than Class A, Class C and Class N shares. All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Option contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. The value of the credit default swap agreements entered by a Fund are accounted for using the unrealized gain or loss on the agreements that is determined using the last quoted value of the index that the swap pertains to at the close of the market, adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements. The value of interest rate swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s CME price.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities which are not traded on an exchange or for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available, the spread between bid and ask prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2015 for each Fund’s assets and liabilities measured at fair value:

Equity Long Short Fund

Assets *	Level 1	Level 2	Level 3	Total
Investments
Common Stock	$125,687,829	$—	$—	$125,687,829
Preferred Stock	844,748	—	—	844,748
Purchase Options	41,855	—	—	41,855
Total Investments:	$126,574,432	$—	$—	$126,574,432
Derivatives
Forward currency exchange contracts	$—	$56,953	$—	$56,953
Total Assets:	$126,574,432	$56,953	$—	$126,631,385

Liabilities
Securities Sold Short
Common Stock *	$(54,087,893)	$—	$—	$(54,087,893)
Exchange Traded funds	(27,096,897)	—	—	(27,096,897)
Derivatives
Forward currency exchange contracts		(1,272)	—	(1,272)
Total Liabilities:	$(81,184,790)	$(1,272)	$—	$(81,186,062)

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Fixed Income Long Short

Assets	Level 1	Level 2	Level 3	Total
Investments *
Bond & Notes	$—	$63,219,328	$—	$63,219,328
Convertible Bonds	—	28,412,511	—	28,412,511
Mortgage Backed Securities	—	32,030,617	—	32,030,617
Asset Backed Securities	—	24,562,447	—	24,562,447
Bank Loans	—	6,126,864	—	6,126,864
Common Stock	3,915	—	—	3,915
Preferred Stock	7,480,514	—	—	7,480,514
Purchased Options	52,400	—	—	52,400
Total Investments	$7,536,829	$154,351,767	$—	$161,888,596

Derivatives
Credit Default Swaps	$—	$101,836	$—	$101,836
Credit Default Swaps on Credit Indices	—	13,573	—	13,573
Interest Rate Swaps	—	623,281	—	623,281
Total Assets	$7,536,829	$155,090,457	$—	$162,627,286

Liabilities
Securities Sold Short *
Common Stock	$(8,859,363)	$—	$—	$(8,859,363)
Reverse Repurchase Agreements	—	(12,024,000)	—	(12,024,000)
Written Options	(7,600)	—	—	(7,600)
Derivatives
Credit Default Swaps	—	(484,747)	—	(484,747)
Credit Default Swaps on Credit Indices	—	(7,723)	—	(7,723)
Interest Rate Swaps	—	(528,763)	—	(528,763)
Total Liabilities	$(8,866,963)	$(13,045,233)	$—	$(21,912,196)

Real Estate Long Short Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Common Stock *	$139,675,695	$—	$—	$139,675,695
Preferred Stock	700,795	—	—	700,795
Total Investments	$140,376,490	$—	$—	$140,376,490

Liabilities
Securities Sold Short
Common Stock *	$(5,855,464)	$—	$—	$(5,855,464)
Exchange Traded Funds	(10,964,358)	—	—	(10,964,358)
Total Liabilities	$(16,819,822)	$—	$—	$(16,819,822)

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Multi-Strategy Alternative Fund

Assets	Level 1	Level 2	Level 3	Total
Affiliated investments *
Mutual Funds	$43,907,070	$—	$—	$43,907,070
Total Investments:	$43,907,070	$—	$—	$43,907,070

*	See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the period.

It is each Fund’s policy to recognize transfers between levels at the end of the reporting period.

Equity Long Short
Transfer into Level 2 from Level 1	$—
Transfers out of Level 2 into Level 1	(1,938,182)
Net Transfers in/(out) of Level 2	$(1,938,182)

Transfers out of Level 2 into Level 1 represent the security, Lindt & Spruengli AG-Reg is being valued using exchange traded prices.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Each Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Any Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually for Equity Long Short and Multi-Strategy Alternative. Dividends from net investment income are declared and distributed quarterly for Real Estate Long Short and Fixed Income Long Short. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Security in Default – During the year ended December 31, 2015, the Fixed Income Long Short Fund recognized no interest income related to its investment in Nortel Networks Limited. During the year, the Fund discontinued the non-cash accretion of the discount to par value on its expectation that it will not realize par value on Nortel Networks Limited.

Federal Income Taxes – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Funds recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on open returns filed or expected to be taken in the Fund’s 2015 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, and any foreign jurisdiction where each Fund makes significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, if a Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. That Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against that Fund have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

The cost of purchases and the proceeds for each Fund from sales of investments, other than short-term investments, for the year ended December 31, 2015 were as follows:

Fund
			Purchases	Proceeds
			Sold	Sold
	Purchases	Sales	Short	Short
Equity Long Short	$377,487,667	$386,728,040	$381,953,341	$370,269,636
Fixed Income Long Short	730,083,089	731,472,571	34,435,989	33,293,096
Real Estate Long Short	150,010,130	91,870,553	40,946,415	36,926,408
Multi-Strategy Alternative	9,178,287	14,304,919	—	—

During the normal course of business, each Fund purchases and sells various financial instruments, which may result in market, liquidity and currency risks, the amount of which is not apparent from the financial statements.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by each Fund. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which each Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. Each Fund may be exposed to market risk on derivative contracts if the Fund is not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in its financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Derivative instruments and exposure to market risk will be disclosed in the each Fund’s Portfolio of Investments.

Liquidity Risk: Liquidity risk is the risk that a Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. A Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result a Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. Each Fund does not anticipate any material losses as a result of liquidity risk.

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Currency Risk: Each Fund may invest in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, a Fund exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of that Fund’s assets or liabilities denominated in currencies other than the USD.

Counterparty Risk: Counterparty risk is the risk that a Fund’s counterparties might default on their obligation to pay or perform generally on their obligations.

Interest Rate Swaps – Each Fund may enter into interest rate swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. A Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

Credit Default Swaps – Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by a Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as unamortized upfront payments on credit default swaps. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on swaps in the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if a Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. A Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Reverse Repurchase Agreements – Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. A Fund’s entry into reverse repurchase agreements involves the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if they are unable to recover the securities and the value of the collateral held by the Funds, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Funds may decline below the price of the securities the Funds have sold but are obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Funds are required to repurchase them. Reverse repurchase agreements can be viewed as constituting a form of borrowing or of a financing transaction by the Funds (i.e., a “senior security”), but to the extent the Funds cover their commitments under such transactions by the segregation or “earmarking” of assets (determined in accordance with procedures adopted by the Trustees), equal in value to the amount of a Fund’s commitment, such a transaction will not be considered a “senior security” by that Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that Fund.

For the year ended December 31, 2015, Fixed Income Long Short held reverse repurchase agreements. The weighted average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2015 was approximately $2,220,088 at a weighted average interest rate of 1.09%. The repo was outstanding for 336 days. The

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

maximum amount of reverse repurchase agreements outstanding at any time during the period was $15,915,000 between December 14th, and 15th, 2015 which was 9.0% of total assets.

Reverse Repurchase Agreements	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Asset-Backed Securities	$—	$—	$(12,024,000)	$—	$(12,024,000)

Futures Contracts – The Funds are subject to commodity risk in the normal course of pursuing its investment objective. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. Each Fund may enter into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Funds may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The number of option contracts written and the premiums received by each Fund for the year ended December 31, 2015 were as follows:

Equity Long Short
	Written Call Options		Written Put Options
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year 3/31/2015	—	$—	281	$16,066
Options written	1,036	55,711	1,028	83,344
Options closed	(414)	(32,797)	(620)	(62,782)
Options exercised	—	—	(155)	(12,672)
Options expired	(622)	(22,914)	(534)	(23,956)
Options outstanding, end of year	—	—	—	$—

Fixed Income Long Short
	Written Call Options		Written Put Options
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year 12/31/2014	—	$—	—	$—
Options written	400	41,315	2,583	249,757
Options closed	(400)	(41,315)	(1,783)	(150,058)
Options exercised	—	—	—	—
Options expired	—	—	(600)	(49,864)
Options outstanding, end of year	—	—	200	$49,835

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Real Estate Long Short
	Written Call Options		Written Put Options
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year 12/31/2014	—	$—	—	$—
Options written	10,300	396,049	2,073	207,040
Options closed	(7,700)	(324,945)	(540)	(96,081)
Options exercised	—	—	(859)	(77,708)
Options expired	(2,600)	(71,104)	(674)	(33,251)
Options outstanding, end of year	—	—	—	$—

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. A Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless. In addition, in the event that the price of the security, in connection with which an option was purchased, moves in a direction favorable, the benefits realized as a result of such movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Each Fund may enter into foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing forward currency exchange contracts, a Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards currency exchange contracts, a Fund would incur a loss if the value of the contract increases between the date the foreign currency exchange contract is opened and the date the forward currency exchange contract is closed. A Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, a Fund would incur a loss if the value of the contract decreases between the date the forward currency exchange contract is opened and the date the forward currency exchange contract is closed. A Fund realizes a gain if the value of the contract increases between those dates. A Fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. A Fund also is exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract.

As of December 31, 2015, the following forward currency exchange contracts were open:

Equity Long Short

	Settlement		Currency Amount	Cost		Unrealized
Foreign Currency	Date	Counterparty	Purchased	(US $)	Fair Value	(Depreciation)
To Buy:
Euro	3/16/2016	J.P. Morgan	170,123	$186,466	$185,194	$(1,272)

	Settlement		Currency Amount	Cost		Unrealized
Foreign Currency	Date	Counterparty	Purchased	(US $)	Fair Value	Appreciation
To Sell:
Euro	3/16/2016	J.P. Morgan	1,017,300	$1,124,729	$1,107,423	$17,306
Swiss Franc	3/16/2016	J.P. Morgan	1,957,540	2,001,683	1,962,036	39,647
				$3,126,412	$3,069,459	$56,953

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on each Fund’s Statement of Assets and Liabilities as of December 31, 2015:

Location on the Statement of Assets and Liabilities

Derivatives Investment Type	Asset Derivatives
Credit Default/Interest Rate swaps	Unrealized appreciation/(depreciation) on swap contracts
Future Contracts	Unrealized appreciation/(depreciation) on futures contracts
Currency Contracts	Unrealized appreciation/(depreciation) on currency contracts
Purchased Options	Unrealized appreciation/(depreciation) on option contracts purchased
Written Options	Unrealized appreciation/(depreciation) on option contracts written

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of December 31, 2015:

Assets Derivative Investment Value
		Credit Default			Total Value at
	Interest Rate Risk	Risk	Currency Risk	Equity Risk	December 31, 2015
Equity Long Short
Purchased Options	$—	$—	$—	$41,855	$41,855
Forward Foreign Currency	—	—	56,953	—	56,953
Fixed Income Long Short
Swaps	$623,281	$115,409	$—	$—	$738,690

Liabilities Derivative Investment Value
		Credit Default			Total Value at
	Interest Rate Risk	Risk	Currency Risk	Equity Risk	December 31, 2015
Equity Long Short
Forward Foreign Currency	$—	$—	$(1,272)	$—	$(1,272)
Fixed Income Long Short
Swaps	$(528,763)	$(492,470)	$—	$—	$(1,021,233)
Written Options	—	—	—	(7,600)	(7,600)

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

The following is a summary of the location of derivative investments on each Fund’s Statement of Operations for the year ended December 31, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Options/ Swap/ Forward Foreign	Net realized gain (loss) from option contracts purchased
Currency/ Futures	Net realized gain (loss) from option contracts written
Net realized gain (loss) from swaps
Net realized gain (loss) from forward foreign currency contracts
Net realized gain (loss) from futures
Net change in unrealized appreciation (depreciation) on option contracts purchased
Net change in unrealized appreciation (depreciation) on option contracts written
Net change in unrealized appreciation (depreciation) on swaps
Net change in unrealized appreciation (depreciation) on forward foreign currency
Net change in unrealized appreciation (depreciation) on futures

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2015:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
	Equity	Interest	Currency	Total Value at
Derivative Investment type	Contracts	Contracts	Contracts	December 31, 2015
Equity Long Short
Forward Foreign Currency	$—	$—	$(3,267)	$(3,267)
Futures	110,892	—	—	110,892
Purchased Options	(407,094)	—	—	(407,094)
Written options	86,232	—	—	86,232
Swaps	32,723	—	—	32,723
Fixed Income Long Short
Purchased Options	$(1,002,295)	$—	$—	$(1,002,295)
Written options	90,407	—	—	90,407
Swaps	—	(2,433,773)	—	(2,433,773)
Real Estate Long Short
Purchased Options	$—	41,218	$—	$41,218
Options Written	314,847	—	—	314,847
Forward Foreign Currency	—	—	(15,263)	(15,263)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
	Equity	Interest	Currency	Total Value at
	Contracts	Contracts	Contracts	December 31, 2015
Equity Long Short
Forward Foreign Currency	$—	$—	$101,532	$101,532
Futures	(2,252)	—	—	(2,252)
Purchased Options	(37,016)	—	—	(37,016)
Written options	(2,238)			(2,238)
Fixed Income Long Short
Purchased Options	$(69,306)	$—	$—	$(69,306)
Written options	42,235	—	—	42,235
Swaps	—	(494,692)	—	(494,692)

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

The notional value of the derivative instruments outstanding as of December 31, 2015 as disclosed in each Fund’s Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for each Fund.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

Each Fund’s policy is to recognize an asset or liability equal to the unrealized on a derivative contract. During the year ended December 31, 2015, the Funds were not subject to any master netting arrangements. Interest rate swaps are centrally cleared. Credit default swaps on indices are centrally cleared and all other credit default swaps are OTC and are not subject to any master netting agreements.

Fixed Income Long Short

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Assets Presented in
	of Recognized	Statement of Assets	the Statement of	Financial	Cash Collateral
	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Swap Contracts	$738,690	$—	$738,690	$(738,690)	$—	$—

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented
	of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Swap Contracts	$(1,021,233)	$—	$(1,021,233)	$738,690	$282,543	$—
Reverse Repurchase	(12,024,000)	—	(12,024,000)	—	12,024,000	—
	$(13,045,233)	$—	$(13,045,233)	$738,690	$12,306,543	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include collateral pledged.

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Each Fund’s uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, or cash and/or securities segregated at the custodian bank.

5.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Altegris Advisors, L.L.C., serves as each Fund’s investment advisor (“the Advisor”) Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Advisor, subject to the supervision of the Board, and in conformity with the stated policies of each Fund, manages the portfolio investment operations of each Fund. The Advisor has overall supervisory responsibilities for the general management and investment of each Fund’s securities portfolio, which are subject to review and approval by the Board. In general, the Advisor’s duties include setting the Funds’

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

overall investment strategies and asset allocation as well as hiring and supervising sub-advisers. The Advisor allocates portions of Equity Long Short’s portfolio to be managed by Chilton Investment Company, LLC, Harvest Capital Strategies, LLC, Convector Capital Management, LLC (“Convector”), and Visium Asset Management, LP (the “Sub-Advisors”). Effective March 3, 2015, Sterling Ridge Capital Management, LP (“Sterling Ridge”) was added as a Sub-Advisor. Sterling Ridge’s asset allocation was reduced to zero effective December 8, 2015 when Convector began managing assets for the Fund. Sterling Ridge has since been terminated as a Sub-Advisor to the Fund. The Advisor allocates portions of Fixed Income Long Short’s portfolio to be managed by RockView Management, LLC, Premium Point Investments LP and Mast Capital Management, LLC which serve as the Fund’s sub-advisors (the “Sub-Advisors”). The Advisor allocates portions of Real Estate Long Short’s portfolio to be managed by American Assets Capital Advisors, LLC (“AACA”) as sub-advisor (the “Sub-Advisor”).

As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on each Fund’s average daily net assets. Equity Long Short and Fixed Income Long Short are computed at the annual rate of 1.75%. Real Estate Long Short is computed at the annual rate of 1.30%. For the portion of Multi-Strategy Alternative net assets that are not invested in other funds advised by the Advisor will pay the Advisor an annual management fee equal to 1.50% of the average daily net assets so allocated. However, per the terms of the Advisory Agreement, in no case will Multi-Strategy Alternative directly pay the Advisor a management fee that exceeds an amount equal to 1.00% (on an annualized basis) of the Multi-Strategy Alternative’s total average daily net assets on the first $1 billion, 0.93% on net assets greater than $1 billion and less than or equal to $1.5 billion, 0.86% on net assets greater than $1.5 billion and less than or equal to $2 billion, 0.79% on net assets greater than $2 billion and less than or equal to $2.5 billion, 0.72% on net assets greater than $2.5 billion and less than or equal to $3 billion and 0.65% on net assets greater than $3 billion.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of each Fund, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments with other collective investment vehicles or derivative instruments (including for example options and swap fee and expenses), borrowing costs (such as interest and dividend expenses on securities sold short), taxes, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses (which may include indemnification of officers and Trustees, and contractual indemnification of fund service providers (other than the Advisor)). Equity Long Short Operating Expenses will not exceed 2.24%, 2.99%, 1.99% and 2.24% through December 31, 2016 of the daily average net assets attributable to each of the Class A, Class C, Class I and Class N shares, respectively. Fixed Income Long Short Operating Expenses will not exceed 2.24%, 2.99%, 1.99% and 2.24% through April 30, 2016 of the daily average net assets attributable to each of the Class A, Class C, Class I and Class N shares, respectively. Real Estate Long Short Operating Expenses will not exceed 1.80%, 1.55% and 1.80% through April 30, 2016 of the daily average net assets attributable to each of the Class A, Class I and Class N shares, respectively. Multi-Strategy Alternative will not exceed 0.85%, 0.60% and 0.85% through April 30, 2016 of the average net assets attributable to Class A, Class I and Class N shares, respectively.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended December 31, 2015, expenses of $137,893, $129,615, $119,892 and $10,537 for Equity Long Short, Fixed Income Long Short, Real Estate Long Short and Multi-Strategy Alternative, respectively, were waived by the Advisor. Multi-Strategy Alternative recouped prior year expense reimbursements in the amount of 2,630 during the period ended December 31, 2015. Cumulative expenses subject to the aforementioned conditions will expire in the following years:

Equity Long Short		Fixed Income Long Short		Real Estate Long Short		Multi-Strategy Alternative
Mar-16	$328,007	Dec-16	$200,957	Dec-17	$154,841	Dec-16	$176,822
Mar-17	318,332	Dec-17	125,523	Dec-18	119,892	Dec-17	23,355
Mar-18	270,016	Dec-18	129,615		$274,733	Dec-18	10,537
Dec-18	137,893		$456,095				$210,714
	$1,054,248

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

The Trust has adopted, on behalf of each Fund, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) for Class A, Class C and Class N shares, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% of the average daily net assets attributable to each of Class A and Class N shares and 1.00% of the average daily net assets attributable to Class C shares. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended December 31, 2015, pursuant to the Plans, Equity Long Short Class A, Class C and Class N shares paid $15,732, $23,516 and $31,949, respectively. Fixed Income Long Short Class A, Class C, and Class N shares paid $48,264, $128,946 and $52,145, respectively. Real Estate Long Short Class A and Class N shares paid $12,807 and $19,358, respectively. Multi-Strategy Alternative Class A and Class N shares paid $4,386 and $80,806, respectively.

The Distributor acts as each Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I and Class N shares. During the year ended December 31, 2015, for Equity Long Short, the Distributor received $8,995 and $13,228 in underwriting commissions for sales of Class A and Class C shares respectively, of which $1,236 and $1,833 was retained by the principal underwriter for Class A and Class C, respectively. For Fixed Income Long Short, the Distributor received $9,681 and $55,921 in underwriting commissions for sales of Class A and Class C shares respectively, of which $728 and $6,238 was retained by the principal underwriter for Class A and Class C, respectively. For Real Estate Long Short, the Distributor received $26,985 in underwriting commissions for sales of Class A, of which $3,980 was retained by the principal underwriter. For Multi-Strategy Alternative, the Distributor received $3,084 in underwriting commissions for sales of Class A, of which $429 was retained by the principal underwriter.

Collectively the Funds are part of Altegris mutual fund family (“the Family”). In addition to the Funds the Family also is comprised of: Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, and Altegris Futures Evolution Strategy Fund. The Family shares the minimum annual fees for certain service providers based on a percentage of the average net assets of each Fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by each Fund for serving in such capacities. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from each Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for each Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from each Fund.

6.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to each Fund in which the short-term redemption fee occurs. For the year ended December 31, 2015, Equity Long Short Class A, Class C, Class I and Class N assessed redemption fees in the amounts of $54, $20, $755 and $110, respectively. Fixed Income Long Short Class A, Class C, Class I and Class N assessed redemption fees in the amounts of $539, $383, $3,999 and $518, respectively. Real Estate Long Short

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Class A, Class I and Class N assessed redemption fees in the amounts of $36, $787 and $68, respectively. Multi-Strategy Alternative Class A, Class I and Class N assessed redemption fees in the amounts of $9, $103 and $174, respectively.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2015, March 31, 2015 (for the Altegris Equity Long Short Fund only) and December 31, 2014 was as follows:

					For the period ended December 31, 2014
	For the period ended December 31, 2015				(March 31, 2015 for the Equity LS Fund)
	Ordinary	Long-Term	Return of		Ordinary	Long-Term
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Total
AACA Real Estate Long Short Fund	$529,221	$5,027,987	$—	$5,557,208	$2,340,611	$148,457	$2,489,068
Equity Long Short Fund	36,583	4,683,882	—	4,720,465	979,028	3,004,582	3,983,610
Fixed Income Long Short Fund	9,521,889	—	209,497	9,731,386	6,324,558	—	6,324,558
Multi-Strategy Alternative Fund	1,605,548	1,211,035	—	2,816,583	867,074	3,213	870,287

As of December 31, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
AACA Real Estate Long Short Fund	$—	$—	$—	$(57,209)	$1,518,268	$1,461,059
Equity Long Short Fund	—	—	(308,657)	—	7,427,719	7,119,062
Fixed Income Long Short Fund	—	(8,203,293)	(23,928)	(3,378,054)	(11,777,197)	(23,382,472)
Multi-Strategy Alternative Fund	45,841	—	—	—	(1,745,911)	(1,700,070)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, mark-to-market on open forward foreign currency contracts, 1256 options and futures contracts, swaps and passive foreign investment companies and adjustments for partnerships, real estate investment trusts, constructive sales, return of capital distributions from underlying corporations, contingent payment debt instruments, 305c deemed dividend distributions, defaulted bonds, and swaps upfront fee amortization. In addition, the amounts listed under other book/tax differences for the Equity Long Short and the Fixed income Long Short funds are primarily attributable to the tax deferral of losses on straddles and constructive sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fixed Income Long Short Fund incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
AACA Real Estate Long Short Fund	$57,209
Fixed Income Long Short Fund	3,378,054

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

At December 31, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total
Fixed Income Long Short Fund	$7,019,589	$1,183,704	$8,203,293

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclass of net operating losses and ordinary income distributions, and adjustments for paydowns, real estate investment trusts, partnerships, swaps, non-deductible expenses, fund conversion gains/losses, passive foreign investment companies, capitalization in lieu of dividend payments, 305c deemed dividend distributions, contingent payment debt instruments and return of capital distributions from underlying corporations, resulted in reclassifications for the following Funds for the year ended December 31, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
AACA Real Estate Long Short Fund	$(717,507)	$1,247,523	$(530,016)
Equity Long Short Fund	(138,601)	2,728,694	(2,590,093)
Fixed Income Long Short Fund	(209,497)	170,749	38,748
Multi-Strategy Alternative Fund	—	(34)	34

8.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Deloitte & Touche LLP 695 Town Center Drive Suite 1200 Costa Mesa, CA 92626 USA Tel: +1 714 436 7100 Fax: +1 714 436 7200 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Altegris Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Altegris Mutual Funds (the “Funds”), comprising the Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris/AACA Real Estate Long Short Fund, and Altegris Multi-Strategy Alternative Fund, as of December 31, 2015, the related statements of operations for the year then ended (as to Altegris Equity Long Short Fund for the year ended March 31, 2015 and the period from April 1, 2015 through December 31, 2015), the statements of changes in net assets for the year then ended (as to Altegris Equity Long Short Fund for the year ended March 31, 2015 and the period from April 1, 2015 through December 31, 2015), and the financial highlights for the year then ended (as to Altegris Equity Long Short Fund for the year ended March 31, 2015 and the period from April 1, 2015 through December 31, 2015). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets of the Funds for the year ended December 31, 2014 (as to Altegris Equity Long Short Fund for the year ended March 31, 2014), and the financial highlights for Altegris Equity Long Short Fund for the years ended March 31, 2014 and March 31, 2013, Altegris Fixed Income Long Short Fund for the years ended December 31, 2014 and December 31, 2013, Altegris/AACA Real Estate Fund for the year ended December 31, 2014, and Altegris Multi-Strategy Alternative Fund for years ended December 31, 2014 and December 31, 2013 were audited by other auditors whose reports, dated May 28, 2014, February 27, 2015, February 27, 2015, and February 27, 2015, respectively, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, agent banks, and transfer agent; when replies were not received from brokers, agent banks, and the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Altegris Mutual Funds, comprising the Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris/AACA Real Estate Long Short Fund, and Altegris Multi-Strategy Alternative Fund as of December 31, 2015, and the results of their operations for the year then ended (as to Altegris Equity Long Short Fund for the year ended March 31, 2015 and the period from April 1, 2015 through December 31, 2015), changes in its net assets for the year then ended (as to Altegris Equity Long Short Fund for the year ended March 31, 2015 and the period from April 1, 2015 through December 31, 2015), and the financial highlights for the year then ended (as to Altegris Equity Long Short Fund for the year ended March 31, 2015 and the period from April 1, 2015 through December 31, 2015), in conformity with accounting principles generally accepted in the United States of America.

February 26, 2016

Member of Deloitte Touche Tohmatsu Limited

Altegris Mutual Funds

EXPENSE EXAMPLES (Unaudited)

December 31, 2015

As a shareholder of the Altegris Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges, sold short and redemption fees; (2) ongoing costs, including management fees; expenses due to securities sold short; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning July 1, 2015 and ended December 31, 2015.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not equal to any of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
		Beginning Account	Ending Account	Expenses Paid During
Actual	Annualized	Value	Value	Period *
Expenses	Expense Ratio	7/1/2015	12/31/2015	7/1/15 – 12/31/15
Altegris Equity Long Short Fund
Class A	3.66%	$1,000.00	$1,007.70	$18.52
Class C	4.41%	$1,000.00	$1,004.10	$22.28
Class I	3.41%	$1,000.00	$1,009.50	$17.27
Class N	3.66%	$1,000.00	$1,007.70	$18.52
Altegris Fixed Income Long Short Fund
Class A	2.45%	$1,000.00	$1,018.90	$12.47
Class C	3.20%	$1,000.00	$1,015.60	$15.19
Class I	2.20%	$1,000.00	$1,020.10	$16.29
Class N	2.45%	$1,000.00	$1,018.90	$12.47
Altegris/AACA Real Estate Long Short Fund
Class A	3.23%	$1,000.00	$997.50	$16.26
Class I	2.98%	$1,000.00	$998.80	$15.01
Class N	3.23%	$1,000.00	$998.20	$16.27
Altegris Multi-Strategy Alternative Fund
Class A	0.85%	$1,000.00	$984.40	$4.25
Class I	0.60%	$1,000.00	$984.90	$3.00
Class N	0.85%	$1,000.00	$984.10	$4.25

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365). Altegris Multi-Strategy Alternative Fund excludes expenses of underlying funds in which Altegris Multi-Strategy Alternative Fund invests.

Altegris Mutual Funds

EXPENSE EXAMPLES (Unaudited) (Continued)

December 31, 2015

Table 2
		Beginning Account	Ending Account	Expenses Paid During
Hypothetical	Annualized	Value	Value	Period *
(5% return before expenses)	Expense Ratio	7/1/2015	12/31/2015	7/1/15 – 12/31/15
Altegris Equity Long Short Fund
Class A	3.66%	$1,000.00	$1,006.76	$18.51
Class C	4.41%	$1,000.00	$1,002.97	$22.26
Class I	3.41%	$1,000.00	$1,008.02	$17.26
Class N	3.66%	$1,000.00	$1,006.76	$18.51
Altegris Fixed Income Long Short Fund
Class A	2.45%	$1,000.00	$1,012.85	$12.43
Class C	3.20%	$1,000.00	$1,010.13	$15.15
Class I	2.20%	$1,000.00	$1,009.07	$16.20
Class N	2.45%	$1,000.00	$1,012.85	$12.43
Altegris/AACA Real Estate Long Short Fund
Class A	3.23%	$1,000.00	$1,008.92	$16.36
Class I	2.98%	$1,000.00	$1,010.18	$15.10
Class N	3.23%	$1,000.00	$1,008.92	$16.36
Altegris Multi-Strategy Alternative Fund
Class A	0.85%	$1,000.00	$1,020.92	$4.33
Class I	0.60%	$1,000.00	$1,022.18	$3.06
Class N	0.85%	$1,000.00	$1,020.92	$4.33

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365). Altegris Multi-Strategy Alternative Fund excludes expenses of underlying funds in which Altegris Multi-Strategy Alternative Fund invests.

Altegris Mutual Funds

Supplemental Information (Unaudited)

December 31, 2015

Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris Multi-Strategy Alternative Fund and Altegris/AACA Real Estate Long Short Fund (Adviser – Altegris Advisors, LLC)*

In connection with the regular meeting held on August 19 & 20, 2015 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris”) and the Trust, with respect to the Altegris Equity Long Short Fund (“Altegris Equity”), Altegris Fixed Income Long Short Fund (“Altegris Fixed”), Altegris Multi-Strategy Alternative Fund (“Altegris Multi”) and Altegris/AACA Real Estate Long Short Fund (“Altegris Real Estate”) (each a “Fund”, collectively the “Funds”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Service. The Trustees noted that Altegris specializes in developing alternative investment products for financial professionals and individuals seeking portfolio diversification, and currently manages over $2.2 billion in client assets. The Board reviewed the background of the investment personnel responsible for managing the Funds, taking into consideration their education and noting a strong, experienced investment team with diverse financial expertise. The Trustees reviewed Altegris’ investment process noting its use of a rigorous due diligence methodology for sourcing, evaluating, qualifying, selecting, and monitoring effective managers across a variety of alternative strategies. They considered Altegris’ ongoing due diligence of each sub-adviser including monitoring performance, and potential style drift. Noting that not all strategy risks can be eliminated, the Trustees agreed that Altegris appears to construct diversified portfolios aimed at providing reasonable risk adjusted returns through asset allocation, selection of quality sub-advisers, and on-going monitoring and risk management of the sub-strategy. They further agreed that Altegris has demonstrated that it has a solid understanding of the hedge fund type strategies employed by the sub-advisers and has sufficient resources to monitor various risks related to each specific sub-strategy. The Trustees noted that Altegris reported no material litigation issues, but discussed certain regulatory examinations disclosed including a recently completed National Futures Association examination of Altegris, a recently commenced routine SEC exam, and various other routine regulatory examinations of Altegris affiliates. They noted that the reported examinations are at various stages, and none are expected to have any negative impact on Altegris’ ability to effectively manage the Funds. The Board, Trust officers, and the Trust’s CCO each noted they have had a positive working relationship with Altegris for several years. The Board acknowledged Altegris’ robust infrastructure and a corporate culture that embraces continuous process improvement as evidenced by enhancements to its computer systems, investment in new research and portfolio management software, and subscription services. The Board concluded that Altegris should continue to provide a high level of quality service to the Funds for the benefit of shareholders.

Performance.

Altegris Equity – The Trustees agreed that the Fund appears to be meeting its objective of long term capital appreciation. They noted that the Fund has generated capital appreciation and has maintained a level of volatility lower than both the S&P 500 and the Fund’s Morningstar category. The Trustees considered that the Fund’s Sharpe ratio has outpaced the Morningstar category, but has lagged the S&P 500. They noted that the Fund’s statistics indicate that it has been one of the better performing funds in its category, and has also shown better returns than the HFRI Equity (Total) Hedge Index and HFRX Equity Hedge Index. The Trustees further noted, however, that the Fund lagged the S&P 500, which is to be expected during sustained upward trending markets. They agreed that Altegris is doing a reasonable job of choosing sub-advisers which is reflected in the Fund’s performance returns. The Trustees agreed that Altegris should be retained as adviser to the Fund.

Altegris Mutual Funds

Supplemental Information (Unaudited)(Continued)

December 31, 2015

Altegris Fixed – The Trustees reviewed the Fund’s performance and agreed that it has been a solid performer over the last 2 year period relative to the Barclays US AGG Index, the Morningstar Non-Traditional Bond category, and Altegris selected peer group. They considered that the Fund’s largest monthly increase/decrease appears to be in line with several adviser selected benchmarks. The Trustees agreed that the Fund does not appear to be particularly volatile while, at the same time, providing solid returns. They further agreed that the Fund appears to be meeting its objective of total return from both income and capital appreciation, and Altegris has chosen solid sub-advisers. The Trustees concluded that Altegris should be retained for the benefit of the Fund and its shareholders.

Altegris Real Estate – The Trustees reviewed the Fund’s performance noting that the sub-adviser manages 100% of the Fund’s assets, and Altegris provides significant oversight including compliance and investment limitations monitoring. The Trustees considered the continued contribution of Altegris to the Fund not only in terms of its ongoing monitoring and support of the sub-adviser, but also in its ability to leverage its experience managing myriad mutual funds to the benefit of the Fund and shareholders. The Trustees acknowledged that the Fund ranked in the top 1% of more than 200 funds in its Morningstar category, and the Fund’s largest monthly increase and decrease show improvement in the management of market swings during the last year with significantly better performance on the downside. The Trustees reviewed the Fund’s MPT statistics noting a positive Sharpe ratio and excellent Sortino ratio demonstrating attention to risk management. The Trustees reviewed the Fund’s performance data, and agreed that although positive, data for one year is not necessarily statistically reliable. They agreed that the Fund is professionally managed and that Altegris has once again done a good job of choosing a skilled sub-adviser. The Trustees agreed that Altegris should be retained as adviser to the Fund.

Altegris Multi – The Trustees reviewed the Fund’s performance noting that when considering performance returns over the one and two year periods, the Fund has performed similar to that of the HFRI Fund of Funds Composite Index. They noted that the Fund performed favorably relative to the Morningstar Multi-Alternative Category returning 1.81% over the category for the 2 year period, and 4.42% over the category for the 1 year period. The Trustees reviewed the Fund’s largest monthly increase/decrease noting that it also compares well to the HFRI Fund of Funds Index and the HFRI Global Hedge Fund Index. They considered that the Fund trailed the S&P 500 by a considerable margin, but that such tailing performance is to be expected in a generally rising S&P 500 environment. The Trustees agreed that the Fund’s multi-strategy approach should provide more stability in a declining S&P 500 environment, and that Altegris has met the Fund’s objective. The Trustees concluded that Altegris should be retained.

Fees and Expenses.

Altegris Equity L/S – The Trustees noted Altegris charges an advisory fee of 1.75% and, after waiver, earned 1.58% during the prior year. They compared the advisory fee to that of an adviser selected peer group and the Fund’s assigned Morningstar category noting that the Fund’s fee is higher than the peer group and Morningstar category averages but within the range of fees charged; 0.84%-1.95% for the peer group and 0% -2.99% for the Morningstar category. The Trustees agreed that the Fund’s advisory fee falls well within the range of fees charged by benchmark funds and is not the highest in either group. The Trustees agreed that the fee is comparable to several other peer funds which have an advisory fee that is in line with or higher than that of the Fund and concluded that the advisory fee is not unreasonable.

Altegris Fixed Income L/S – The Trustee noted Altegris charges an advisory fee of 1.75%, and received a fee, net of waivers, of 1.64% during the prior year. They reviewed the fees charged by peer group funds and Morningstar category funds noting that the Fund’s fee is significantly higher than the peer group and Morningstar category average, but is comparable to the advisory fee charged by other similarly sized funds, some of which, the Board noted, charged fees that are greater than the Fund’s fee. The Trustees concluded that the advisory fee is not unreasonable.

Altegris Real Estate – The Trustees noted Altegris charges an advisory fee of 1.30%. They acknowledged that in the prior fiscal year, the net advisory fee, after waiver, was 0.96%. The Trustees reviewed the fees of the peer group and Morningstar category noting that the advisory fee is higher than the peer group (0.83%) and Morningstar category (0.76%) averages, but within the range of each after waiver. They reviewed the peer group funds and noted that although the peer group funds are similar to the Fund, the majority of the peer funds’ strategies

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differ in that they are long only portfolios whereas the Fund is long/short which, they agreed, is a reasonable basis for the Fund’s higher fee relative to its peers and is not unreasonable.

Altegris Multi – The Trustees noted Altegris charges a 1.00% advisory fee on assets invested in unaffiliated funds, and considered the appropriateness of the fee in light of the fees charged by funds in what the Board considered a well-formed peer group, and Morningstar category funds. They further noted that the advisory fee is lower than both the peer group average (1.51%) and the Morningstar Multi-alternative Category average (1.17%). The Trustees noted that Altegris received, after waiver, a total fee of 0.03% for the prior year. They further considered that Altegris has contractually agreed to limit fund fees and expenses pursuant to an expense limitation agreement which will continue for the next year. The Trustees concluded that the advisory fee was reasonable.

Economies of Scale.

Altegris Equity L/S – The Trustees noted the absence of breakpoints at this time. They also discussed the fact that Altegris had waived a portion of its fees during the previous year. After discussion, it was the consensus of the Trustees that based on current size of the Fund, and the renewal of the expense limitation agreement, the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund’s size increases.

Altegris Fixed Income L/S – The Trustees noted the absence of breakpoints at this time but noted Altegris’ willingness to consider the implementation of breakpoints when the Fund’s assets reach a certain level. After discussion, it was the consensus of the Trustees that based on current size of the Fund, the absence of breakpoints was acceptable at this time and the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund’s size increases.

Altegris Real Estate – The Trustees considered whether Altegris had benefited from economies of scale in the management of the Fund. They noted Altegris had previously agreed to breakpoints in the advisory fee at certain established asset levels. The Trustees noted that the Fund had not yet reached an asset level sufficient for the implementation of a breakpoint. After discussion, it was the consensus of the Trustees that the breakpoints were acceptable, and an effective way to share economies of scale with shareholders.

Altegris Multi – The Trustees considered whether Altegris had benefited from economies of scale in the management of the Fund. They noted Altegris had previously agreed to breakpoints in the advisory fee at certain established asset levels. The Trustees noted that the Fund had not yet reached an asset level sufficient for the implementation of a breakpoint. After discussion, it was the consensus of the Trustees that the breakpoints were acceptable, and an effective way to share economies of scale with shareholders.

Profitability.

Altegris Equity L/S – The Trustees reviewed the profitability analysis provided by Altegris. They noted Altegris indicated it realized a modest profit in connection with its relationship with the Fund, both in terms of percentage of revenue and actual dollars. After a discussion, the Trustees concluded Altegris’ profitability was reasonable.

Altegris Fixed Income L/S – The Trustees reviewed the profitability analysis provided by Altegris. They noted Altegris realized a profit in connection with its relationship with the Fund, but agreed that it was not unreasonable in terms of actual dollars or percentage of revenue. The Trustees noted that Altegris believes the profit realized in connection with the Fund is reasonable given the level of commitment from and risk assumed by Altegris. After a discussion, the Trustees concluded Altegris’ profitability was reasonable.

Altegris Real Estate – The Trustees reviewed a profitability analysis provided by Altegris. They noted that Altegris realized a net loss in connection with its relationship with the Fund. After discussion, the Trustees concluded that excessive profitability was not a concern at this time.

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Altegris Multi – The Trustees reviewed a profitability analysis provided by Altegris. They noted that Altegris realized a net loss in connection with its relationship with the Fund. After discussion, the Trustees concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from Altegris as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreements is in the best interests of the shareholders of Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris Multi-Strategy Fund and Altegris/AACA Real Estate Long Short Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Altegris Funds.

Altegris Equity Long Short Fund (Sub-Adviser – Chilton Investment Company, LLC)*

In connection with the regular meeting held on August 19 & 20, 2015 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and Chilton Investment Company, LLC (“Chilton”), with respect to the Altegris Equity. In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees reviewed general information about Chilton, noting the firm is an employee owned business managing approximately $2.3 billion in client assets, and specializing in the development and management of global equity and alternative strategies for a wide variety of clients. The Board reviewed the background of the key personnel responsible for sub-advising the Fund taking into consideration their education and noting a deep investment team with a broad range of financial industry experience. The Trustees reviewed Chilton’s investment process noting that it utilizes a team of dedicated researchers and analysts to conduct in-depth fundamental analysis. They observed that Chilton exhibits a strong risk management culture, leveraging the skills and expertise of a portfolio risk committee that provides independent oversight and monitoring of the strategy’s risk guidelines. In addition to the compliance oversight performed by Altegris, the Board noted that Chilton also monitors compliance with the Fund’s investment limitations with respect to its delegated sleeve. The Trustees noted positively that Chilton reported no material compliance or litigation issues since the previous Sub-Advisory Agreement approval, and successfully completed a 2014 SEC exam. The Board acknowledged that Chilton’s abundant resources and disciplined investment process have added value to the Fund. The Board also noted that shareholders have benefitted from having access to a hedge fund type manager and the relationship between Altegris and Sub-Adviser appears to be working well. The Board further concluded that Chilton should continue to provide a high level of quality service to the Fund, Altegris and shareholders.

Performance. The Trustees agreed that Chilton appears to have added solid performance to the Fund during the period of its relationship with the Fund. They acknowledged that the portion of the Fund managed by Chilton over the past year returned more than two times the performance of the Fund overall. The Trustees noted that Chilton outperformed the S&P 500 by 3%, and beat the returns of its other benchmark indexes substantially. They further noted the largest monthly increase/decrease of Chilton’s sleeve compares favorably to the S&P 500, and the longer term performance data provided by Chilton appears favorable. The Trustees agreed that Chilton is a solid choice by Altegris and should be retained.

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Fees & Expenses. The Trustees noted the sub-advisory fee and discussed it relative to the fee charged by Chilton to its other clients. They noted Chilton utilizes a typical hedge fund pricing model with its other clients, including a performance fee and the Fund’s sub-advisory fee is lower than the standard fee. They noted that the Fund assets managed by the sub-adviser amount to a small fraction of its overall business, and agreed that Altegris had successfully negotiated a favorable fee to the benefit of the Fund and shareholders.

Economies of Scale. The Trustees considered whether Chilton has realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall Advisory Agreement, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable.

Profitability. The Trustees reviewed a profitability analysis provided by Chilton. They noted Chilton realized a marginal profit in connection with its relationship with the Fund. After a discussion, the Trustees concluded Chilton’s profitability was reasonable.

Conclusion. Having requested and received such information from Chilton as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the shareholders of Altegris Equity Long/Short Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Equity Long Short Fund (Sub-Adviser – Harvest Capital Strategies, LLC)*

In connection with the regular meeting held on August 19 & 20, 2015 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and Harvest Capital Strategies, LLC (“Harvest”), with respect to Altegris Equity. In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees noted that Harvest manages approximately $2 billion in assets for institutions, family offices and high net worth individuals. The Board reviewed the background of the key personnel responsible for sub-advising the Fund taking into account their education and financial industry experience that encompasses previous positions as senior research analysts and hedge fund managers. The Trustees considered that Harvest’s investment process is focused on performing fundamental, bottom-up research on companies in a variety of industry sectors and varying market capitalizations using a wide variety of publicly available information to identify securities believed to be over or under valued. They agreed that Harvest appears to have demonstrated its solid risk management infrastructure allowing its investment team, operations team, and Chief Operating Officer to monitor trading activity through proprietary risk dashboards that produce various risk metrics and other vital statistics in support of the portfolio managers. They noted positively that Harvest reported no material compliance or litigation issues reported since the previous sub-advisory agreement renewal. The Board recognized that Harvest has adequate resources and technology to support the research and investment process. The Board noted that the shareholders have benefited from having access to a hedge fund type strategy and the relationship between Altegris and Harvest appears to be working well. The Board further concluded that Harvest should continue to provide a high level of quality service to the Fund, Altegris and shareholders.

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December 31, 2015

Performance. The Trustees reviewed Harvest’s performance noting that the Harvest Opportunity Partners strategy lagged the S&P 500 Financials Sector Index but has shown a substantially lower standard deviation as evidenced by its largest monthly increase/decrease. They agreed that this sleeve of the Fund appears to produce a lower return overall, but is bringing stability to the Fund. With respect to the Harvest Agricultural Select strategy, the Trustees noted that it added performance to the overall Fund performance with not only higher returns than the Market Vectors Agribusiness Index, but also reported a largest monthly increase/decrease that was better than the index. The Trustees discussed the benefits to the Fund and shareholders from the combination of both Harvest strategies noting Harvest appears to provide both higher returns as well as some lower volatility. The Trustees concluded that Harvest should be retained.

Fees & Expenses. The Trustees noted the sub-advisory fee and discussed it relative to the fee charged by Harvest to its other clients. They noted Harvest utilizes a typical hedge fund pricing model with its other clients including a performance fee. The Trustees acknowledged that Fund shareholders are benefiting from access to a hedge fund type strategy at a lower fee. They agreed that Altegris had successfully negotiated a favorable fee to the benefit of the Fund and shareholders. The Trustees concluded that the sub-advisory fee was reasonable.

Economies of Scale. The Trustees considered whether that Harvest has realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall Advisory Agreement, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable.

Profitability. The Trustees reviewed a profitability analysis provided by Harvest. They noted that Harvest’s conservative allocation of expenses may not truly reflect Harvest’s efforts or actual costs with respect to its responsibilities to sub-advise the Fund, but agreed that any discrepancy was not so significant as to not be reasonable or the result of a good faith estimate. The Trustees agreed that Harvest’s profitability in terms of actual dollars was not excessive. After a discussion, the Trustees concluded Harvest’s profits were reasonable.

Conclusion. Having requested and received such information from Harvest as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the shareholders of Altegris Equity Long/Short Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Equity Long Short Fund (Sub-Adviser – Convector Capital Management, LP)*

In connection with the regular meeting held on September 29 & 30, 2015 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and Convector Capital Management, LP (“Convector”), with respect to Altegris Equity. In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Convector was founded in November 2011, manages approximately $60 million in assets, and specializes in a long/short strategy based on a value investing

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philosophy. The Trustees reviewed the background information on the key investment personnel that will be responsible for sub-advising Altegris Equity. They considered their education and noted the investment team has previous financial industry experience from prior positions held at investment management firms. They noted that Convector will manage a sleeve for the Fund using a fundamental bottom-up research process, supported by a team of sector analysts, looking for mispriced investments relative to their earnings power and other relevant metrics. The Trustees noted the sub-adviser considers risk management to be an integral part of the investment process and seeks to understand risk at the stock and portfolio levels utilizing quantitative tools to identify and actively manage exposures. They considered that Convector will monitor compliance the Fund’s investment limitations by utilizing daily compliance checklists, conducting a daily review of all trades, and manually performing pre- and post-trade compliance checks. They noted Convector selects brokers based on factors such as consistent commission rates, ability to access markets, quality research and the use of electronic execution services where practicable. The Trustees also noted Convector reported that it has not had any material compliance or litigation issues during the three years of its existence. The Board recognized that Convector is a small advisory firm and still in the process of building its business. The Board also recognized the investment team’s prior industry history and that Convector had an investment process that is scalable, repeatable and based on strong research that has the potential to benefit the Altegris Equity. The Board concluded that Convector should provide quality service to the Fund, adviser and shareholders.

Performance. The Trustees discussed various aspects of the strategy to be used by the sub-adviser and considered the historical performance of a composite of accounts managed by the sub-adviser’s principal portfolio manager. They noted that the composite significantly outperformed the benchmark (the HFRX Equity Hedge Index) over all time periods presented. After further discussion, the Trustees concluded that the performance history provided by the sub-adviser indicated that Convector had the potential to provide positive returns to Fund’s shareholders.

Fees and Expenses. The Trustees considered the proposed sub-advisory fee of 1.00% and noted that the fee was below the maximum management fees charged by Convector to other hedge funds with objectives and strategies comparable to that proposed to be used by the sub-adviser for Altegris Equity, and in line with the average fee Convector expects to be paid by those hedge funds after required concessions. After further discussion, the Trustees concluded that the proposed fee was not unreasonable.

Economies of Scale. The Trustees considered whether the proposed sub-advisory fee reflected economies of scale. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable, particularly in light of the relatively small size of the sleeve that will be allocated to Convector.

Profitability. The Trustees reviewed the profitability analysis provided by the Convector. They noted the sub-adviser anticipates earning a modest profit in terms of actual dollars and as a percentage of revenue. After further discussion, the Trustees concluded that Convector would not be excessively profitable in connection with its relationship with the Altegris Equity.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Altegris Equity Long Short Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Equity Long Short Fund (Sub-Adviser – Visium Asset Management, LP)*

In connection with the regular meeting held on August 19 & 20, 2015 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as

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amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and Visium Asset Management, LP (“Visium”), with respect to the Altegris Equity. In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees noted that Visium manages approximately $6.8 billion in assets and is a multi-strategy alternative investment firm primarily focusing on long short equity strategies for pooled investment vehicles, investment companies and corporations. The Board reviewed the background of the investment team responsible for sub-advising the Fund and noted the veteran status of a team with diverse financial industry knowledge and experience. The Trustees discussed Visium’s investment process noting it is based on fundamental research and a disciplined approach to capital allocation. They agreed that Visium demonstrates a strong risk management approach having built a risk management infrastructure that utilizes third-party systems to support stress testing and position concentration reporting. The Trustees noted positively that Visium reported no material compliance or litigation issues that would have a negative effect on its ability to operate, although given the substantial assets they manage, can from time to time be involved in regulatory or administrative actions. During the meeting a representative of Visium informed the Board by email that Visium’s E&O policy was extended to September 15, 2015 and would be renewed. The Board recognized that Visium has a robust integrated infrastructure with access to resources and technology to support its operation. The Board noted that the Fund has benefitted from having access to a hedge fund type strategy. The Board concluded that Visium should continue to provide a level of high quality service to Altegris, the Fund and shareholders.

Performance. The Trustees reviewed Visium’s performance noting that it has added to the overall returns of the Fund over the one year and two year periods. They noted that Visium’s performance compares favorably to its benchmarks, but appears to show more standard deviation than the HFRI Equity Hedge (Total) Index (the “HFRI Index”)when considering the Fund’s largest monthly increase/decrease. The Trustees agreed that the larger standard deviation does appear to be worthwhile as the performance generated by Visium has been substantially higher than the HFRI Index. After further discussion, the Trustees concluded that Visium has been a strong contributor to the Fund’s overall returns and should be retained.

Fees & Expenses. The Trustees noted the sub-advisory fee and discussed it relative to the fee charged by Visium to its other clients. They noted that the fee charged to the Fund is equal to or lower than the fee charged by Visium to its other clients. The Trustees acknowledged that Fund shareholders are benefiting from access to a hedge fund type strategy at a generally lower fee. They agreed that Altegris had successfully negotiated a favorable fee to the benefit of the Fund and shareholders. The Trustees concluded that the sub-advisory fee was reasonable.

Economies of Scale. The Trustees considered whether Visium has realized economies of scale with respect to the management of the Funds. The Trustees agreed that this was primarily an adviser level issue and Altegris has clear incentives to negotiate a favorable sub-advisory fee. They concluded that economies should primarily be considered with respect to the overall Advisory Agreement, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable and the Board would continue to evaluate the need for break points in the advisory fee.

Profitability. The Trustees reviewed a profitability analysis provided by Visium. They noted that Visium’s conservative allocation of expenses may not truly reflect Visium’s efforts or actual costs with respect to providing sub-advisory services to the Fund, but agreed that any discrepancy was not so significant as to not be reasonable or the result of a good faith estimate. The Trustees agreed that Visium’s profitability in terms of actual dollars was not excessive. After a discussion, the Trustees concluded Visium’s profitability was reasonable.

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Conclusion. Having requested and received such information from Visium as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the shareholders of Altegris Equity Long Short Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Fixed Income Long Short (Sub-Adviser – Premium Point Investments, LP)*

In connection with the regular meeting held on August 19 & 20, 2015 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and Premium Point Investments, LP (“Premium Point”), with respect to the Altegris Fixed. In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees noted that Premium Point specializes in fundamental credit investing with a focus on residential assets and mortgage backed securities. The Board reviewed the background of the key investment personnel responsible for sub-advising the Fund taking into consideration their veteran status with respect to their financial industry experience. The Trustees noted that Premium Point had recently added two experienced professionals to its investment team which has added depth to the already strong management team. They considered that the core of Premium Point’s investment process is the investment team’s fundamental research in the mortgage markets, sourced from various research providers, real-time data from local real estate auctions, and a wide realtor network. The Trustees agreed that Premium Point exhibits extensive risk management knowledge of this asset class with risk management being a vital component of their investment process. The Trustees noted that, subject to the oversight of Altegris, Premium Point monitors compliance with the Fund’s investment limitations by programming the investment guidelines into a compliance system, producing a pre-trade exception report, and ensuring an inappropriate trade will not be executed. They discussed Premium Point’s broker-dealer selection process and agreed it was sufficiently robust. The Trustees noted positively that Premium Point reported no material compliance or litigation issues since the previous sub-advisory contract approval. The Board noted that Premium Point has a robust infrastructure and a well-qualified investment team capable of providing the Fund with a full support of services. The Board noted that the Fund has benefitted from having access to a hedge fund strategy and the relationship between Altegris and sub-adviser appears to have been working well. The Board concluded that Premium Point should continue to provide a high level of quality service to Altegris, the Fund and shareholders.

Performance. The Trustees reviewed Premium Point’s performance noting that Premium Point has generally added to the performance of the Fund but, during times of lower interest rates it has not performed as well recently due, in part, to the refinancing of its MBS portfolio. They noted that during times of rising interest rates Premium Point’s strategy is expected to help stabilize the performance of the Fund overall. The Trustees considered that Premium Point’s largest monthly increase/decrease appears to be marginally poorer than the Barclay’s US AGG Index. They acknowledged that Premium Point has a relatively short tenure as sub-adviser to the Fund, but during that time has shown the potential to contribute to the overall portfolio. The Trustees concluded that Premium Point should be retained.

Fees & Expenses. The Trustees noted the sub-advisory fee and discussed it relative to the fee charged by Premium Point to its other clients. They noted Premium Point utilizes a typical hedge fund pricing model with its

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other clients including a performance fee. The Trustees acknowledged that Fund shareholders are benefiting from access to a hedge fund type strategy at a lower fee. They noted that a representative of Altegris had indicated Altegris’ confidence in the fairness of the allocation. They agreed that Altegris had successfully negotiated a favorable fee to the benefit of the Fund and shareholders. The Trustees concluded that the sub-advisory fee was reasonable.

Economies of Scale. The Trustees considered whether Premium Point has realized economies of scale with respect to the management of the Funds. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints in the sub-advisory fee was acceptable, but they would continue to work with Altegris to identify opportunities for fee reductions.

Profitability. The Trustees reviewed a profitability analysis provided by Premium Point. They noted that Premium Point realized a small profit in connection with its relationship with the Fund. After further discussion, the Trustees concluded Premium Point’s profitability was reasonable.

Conclusion. Having requested and received such information from Premium Point as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the shareholders of Altegris Fixed Income Long Short Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Fixed Income Long Short Fund* (Sub-Advisor- MAST Capital Management, LLC)*

In connection with the regular meetings held on November 11-12, 2014 the Board of Trustees the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris Advisors, LLC (“the Advisor”) and MAST Capital Management, LLC (the “Sub-Advisor” or “MAST”), with respect to the Altegris Fixed Income Long Short Fund (the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the Sub-Advisor was founded in 2002, and is currently managing approximately $1.21 billion for hedge funds, pension funds, institutional fund-of-funds, retail bank platforms, family offices, and also sub-advises two multi-manager 1940 Act mutual funds, focusing on middle market leveraged corporate credit related strategies. The Board reviewed the background information on the investment personnel responsible for sub-advising the Fund and noted their satisfaction with the investment team’s education, diverse market sector expertise, and level of experience with portfolio construction. The Board reviewed the Sub-Advisor’s investment process, noting it will provide portfolio management services to the Fund with security research and selection as approved by its investment committee. Acknowledging that not all strategy risks can be eliminated, the Board reviewed the Sub-Advisor’s risk management process, noting that it attempts to mitigate liquidity risk by investing in the top of the capital structure, short duration bonds and bank debt of middle market leveraged issuers that are highly liquid under normal circumstances. The Board acknowledged that the Sub-Advisor will use its technology to enter executed trades into its order management system, which will contain the Fund’s pre-programmed investment guidelines to provide automated monitoring of the investment limitations, in

Altegris Mutual Funds

Supplemental Information (Unaudited)(Continued)

December 31, 2015

addition to performing a weekly portfolio review by the investment committee. The Board noted that the Sub-Advisor uses a committee to review and produce an assessment of the broker-dealer services. The Board noted that the Sub-Advisor has had no reported litigation or compliance issues. The Board acknowledged the Sub-Advisor has a robust corporate organization and deep investment experience, and considered the Sub-Advisor’s experience and comfort operating within the 1940 Act regulations. The Board expressed its opinion that the adviser has found a quality Sub-Advisor and concluded that the Sub-Advisor should provide high quality service to the Fund and the Fund’s shareholders.

Performance. The Trustees considered the performance of the Sub-Advisor. They reviewed the limited performance history of two mutual funds sub-advised by the Sub-Advisor using a strategy similar to that anticipated to be used for the Fund, and noted that during the short period of performance, the mutual funds outperformed their benchmark. The Trustees also reviewed the substantial performance history of the hedge fund managed by the Sub-Advisor and compared it to the vehicle’s benchmark, noting the hedge fund’s comparative outperformance since inception. The Trustees considered the hedge fund’s strategy of looking for attractive idiosyncratic opportunities, and reasoned that the strategy sought duration neutral investments that did not necessarily correspond to an index. After further discussion, the Trustees concluded that the Sub-Advisor’s historical performance was satisfactory.

Fees and Expenses. The Trustees considered the proposed sub-advisory fee, and noted that the fee was equal to that charged by the Sub-Advisor to other mutual fund clients and less than that charged to its hedge fund client. After further discussion, the Trustees concluded that, based on comparative fees and the nature of the responsibilities delegated to the Sub-Advisor by the Advisor, the proposed sub-advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an Advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable, particularly in light of the relative size of the Fund, and the amount of assets that will be allocated to MAST.

Profitability. The Trustees considered the anticipated profits to be realized by MAST in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the Fund. The Trustees noted that the Sub-Advisor estimates realizing modest profits during the initial fiscal year, both in terms of percentage of revenue as well as actual dollars. The Trustees concluded that the anticipated level of profit was not excessive.

Conclusion. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of Altegris Fixed Income Long Short Fund.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Fixed Income Long Short Fund (Sub-Adviser – RockView Management, LLC)*

In connection with the regular meeting held on August 19 & 20, 2015 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and RockView Management, LLC (“RockView”), with respect to Altegris Fixed. In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all

Altegris Mutual Funds

Supplemental Information (Unaudited)(Continued)

December 31, 2015

of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees noted that Rockview, founded in 2004, currently manages approximately $140 million in assets specializing in fixed income strategies primarily for pooled investment vehicles. The Trustees discussed RockView’s investment and security selection process noting that it employs a fundamental based approach to conduct research and analysis that identifies under-valued fixed income opportunities for the long side, and global industries its believes to be deteriorating for the short side. The Trustees acknowledged that not all strategy risks can be eliminated, but noted positively that RockView monitors credit metrics on a real time basis, along with market trends, price movements, and events which can have an impact on the portfolio. They noted that Altegris and RockView work together to monitor the Fund’s compliance with investment limitations and the Fund’s strategy. The Trustees discussed RockView’s broker-dealer selection process, noting that it considers a variety of factors in an attempt to ensure that the total net cost of any transaction is the most favorable under the circumstances with RockView performing regular reviews of the broker-dealers. The Trustees agreed that, although RockView is not a large advisory firm, the investment team demonstrates product expertise and research skills to support the investment process. The Board noted that the Fund has benefitted from having access to a hedge fund type strategy and manager, and the relationship between Altegris and RockView appears to be strong. The Board concluded that Rockview should continue to provide a high level of service.

Performance. The Trustees noted that RockView has added strongly to the performance of the overall Fund, outperforming all relevant benchmarks over the 1 year and 2 year periods. The Trustees further noted RockView’s strong Sharpe ratio of 2.16 versus -0.31 for the benchmark. They noted that RockView returns appear to have a higher standard deviation than the benchmark based on its largest monthly increase/decrease reported, but the additional performance generated makes up for the added volatility. The Trustees concluded that RockView has been a strong selection by Altegris, and has proven its value in meeting the goals and objective of the Fund and should be retained.

Fees & Expenses. The Trustees noted the sub-advisory fee and discussed it relative to the fee charged by RockView to its other clients. They noted RockView utilizes a typical hedge fund pricing model to its other clients including a performance fee. The Trustees acknowledged that Fund shareholders are benefiting from access to a hedge fund type strategy at a lower fee. They noted that a representative of Altegris had indicated Altegris’ confidence in the allocation of fees among Altegris and RockView. They agreed that Altegris had successfully negotiated a favorable fee to the benefit of the Fund and shareholders and was reasonable.

Economies of Scale. The Trustees considered whether RockView has realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall Advisory Agreement, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed a profitability analysis provided by RockView. They noted RockView realized a modest profit in connection with its relationship with the Fund, but agreed that it was not excessive in terms of actual dollars or percentage of revenue. After further discussion, the Trustees concluded RockView’s profitability was reasonable.

Conclusion. Having requested and received such information from RockView as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the shareholders of Altegris Fixed Income Long Short Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris/AACA Real Estate Long Short Fund (Sub-Adviser – American Assets Capital Advisers, LLC)*

Altegris Mutual Funds

Supplemental Information (Unaudited)(Continued)

December 31, 2015

In connection with the regular meeting held on August 19 & 20, 2015 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and American Assets Capital Advises, LLC (“AACA”), with respect to the Altegris Real Estate. In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees noted that AACA manages approximately $130 million for its individual and institutional clients in a mix of separately managed accounts and mutual funds, and specializes in global real estate securities. The Board reviewed the background information on the key investment personnel responsible for sub-advising the Fund taking into consideration their education and experience noting that the investment team has over 80 total years of financial industry experience. They reviewed AACA investment process noting that trading decisions are based on in-depth proprietary research. The Board acknowledged that although all strategy risk cannot be eliminated, AACA has demonstrated solid risk management comprehension and a disciplined approach in dealing with real estate market volatility and interest rate changes and will apply various hedging strategies in attempting to mitigate these risks. The Trustees considered the allocation of responsibilities between Altegris and AACA noting that in addition to portfolio management, AACA works with Altegris to monitor compliance with the Fund’s investment limitations and that it performs an annual compliance review of its selected broker-dealers. The Board agreed that AACA’s investment team has vast experience with this asset class having been through many market cycles throughout their careers. The Board believes the Fund and shareholders will continue to benefit from having access to this type of strategy and further concluded that AACA will continue to provide high quality service to Altegris, the Fund and its shareholders.

Performance. The Trustees reviewed the Fund’s performance noting that AACA manages 100% of the Fund’s assets. The Trustees acknowledged that the Fund ranked in the top 1% of more than 200 funds in its Morningstar category, and the Fund’s largest monthly increase and decrease show improvement in the management of market swings during the last year with significantly better performance on the downside. The Trustees reviewed the Fund’s MPT statistics noting a positive Sharpe ratio and excellent Sortino ratio demonstrating attention to risk management. The Trustees reviewed the Fund’s performance data, and agreed that although positive, date for one year is not necessarily statistically reliable. They agreed that the Fund is professionally managed and concluded that AACA should be retained.

Fees & Expenses. The Trustees discussed the sub-advisory fee, and the fees that AACA charges to its separate account clients, and noted that it is lower than the fee AACA generally charges to its separate account clients. The Trustees discussed the sub-advisory fee relative to the advisory fee and in light of the allocation of responsibilities between Altegris and sub-adviser. They noted that a representative of Altegris had indicated Altegris’ confidence in the appropriateness of the allocation. The Trustees concluded that the sub-advisory fee was reasonable.

Profitability. The Trustees reviewed a profitability analysis provided by AACA. They noted AACA realized a profit in connection with its relationship with the Fund, but agreed that it was not unreasonable in terms of actual dollars or percentage of revenue. After a discussion, the Trustees concluded AACA’s profitability was reasonable.

Economies of Scale. The Trustees considered that AACA has realized economies of scale with respect to the management of the Funds. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall Advisory Agreement, taking into consideration the impact of the sub-advisory

Altegris Mutual Funds

Supplemental Information (Unaudited)(Continued)

December 31, 2015

expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable particularly because Altegris has agreed to breakpoints at certain asset levels.

Conclusion. Having requested and received such information from AACA as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the shareholders of Altegris/AACA Real Estate Long Short Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Mutual Funds

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	108	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	108	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	147	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	147	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

12/31/15 – NLFT_v2

Altegris Mutual Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	108	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

12/31/15 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-524-9441 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-524-9441.

INVESTMENT ADVISOR	ADMINISTRATOR
Altegris Advisors, L.L.C	Gemini Fund Services, LLC
1200 Prospect Street, Suite 400	80 Arkay Drive, Suite 110
La Jolla, CA 92037	Hauppauge, New York 11788

Altegris Equity Long Short	Altegris Fixed Income Long Short
SUB-ADVISORS	SUB-ADVISORS
Chilton Investment Company, LLC	RockView Management, LLC
1290 East Main Street, 1st Floor	4 Stamford Plaza
Stamford, CT 06092	107 Elm Street, 10th Floor
Stamford, CT 06902
Harvest Capital Strategies, LLC
600 Montgomery Street, 17th Floor	Premium Point Investments LP
San Francisco, CA 94111	712 Fifth Avenue
45th Floor
Convector Capital Management, LP	New York, NY 10019
645 Madison Ave. 5th Floor
New York, NY 10022	Mast Capital Management, LLC
4 Stamford Plaza
Visium Asset Management, LP	107 Elm Street, 10th Floor
888 7th Avenue, 22nd Floor	Stamford, CT 06902
New York, NY 10019

Altegris/AACA Real Estate Long Short Fund
SUB-ADVISORS
American Assets Capital Advisers, LLC
11455 El Camino Realm Suite 140
San Diego, CA 92130

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $101,000.

(b)	Audit-Related Fees

2015 - None

(c)	Tax Fees

2015 - $21,250

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2015
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $21,250

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 3/04/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 3/04/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin Wolf, Treasurer/Principal Financial Officer

Date 3/04/16